        As filed with the Securities and Exchange Commission on October 31, 2002

                                                              File Nos. 33-69686

                                                                        811-8064

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 61
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 62

                             THE MONTGOMERY FUNDS II
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
              (Registrant's Telephone Number, Including Area Code)

                       JOHANNE CASTRO, ASSISTANT SECRETARY

                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)
                            -------------------------

             It is proposed that this filing will become effective:
                    X    immediately upon filing pursuant to Rule 485(b)
                -------
                         on __________ pursuant to Rule 485(b)
                -------
                         60 days after filing pursuant to Rule 485(a)(1)
                         75 days after filing pursuant to Rule 485(a)(2)
                -------
                         on ____________ pursuant to Rule 485(a)(1)
                -------
                                   ----------

                     Please Send Copy of Communications to:

 JULIE ALLECTA, ESQ.                          KARL O. HARTMANN
 THAO H. NGO, ESQ.                            J.P. Morgan Investor Services Co.
 Paul, Hastings, Janofsky & Walker LLP        73 Tremont Street
 55 Second Street                             Boston, Massachusetts 02108
 San Francisco, California  94105             (617) 557-8820
 (415) 856-7000

                             THE MONTGOMERY FUNDS II

                    CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

           Facing Sheet

           Contents of the Post-Effective Amendment

           Part A - Prospectus for the Class R shares of Montgomery Emerging
                    Markets Focus Fund, Montgomery Global Long-Short Fund and other series of another registrant.

           Part A - Prospectus for Class A, B and C shares of Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund and other series of another registrant.

           Part A - Prospectus for the Institutional Series: International Growth Portfolio and the Institutional Series: Emerging Markets Portfolio.

           Part B - Statement of Additional Information for (i) Class R shares of Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund and other series of another registrant (ii) Class A, Class B and Class C shares of Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund and various series of another registrant.

           Part B - Statement of Additional Information for the Institutional Series of Montgomery Institutional Series: International Growth Portfolio and the Institutional Series: Emerging Markets Portfolio.

           Part C - Other Information

           Signature Page

           Exhibits

                                     PART A

                        PROSPECTUS FOR CLASS R SHARES OF
                     MONTGOMERY EMERGING MARKETS FOCUS FUND
                        MONTGOMERY GLOBAL LONG-SHORT FUND

                                       AND

                       OTHER SERIES OF ANOTHER REGISTRANT

PROSPECTUS ENCLOSED





October 31, 2002


[GRAPHIC]
INVEST WISELY.(R)





[THE MONTGOMERY FUNDS(SM) LOGO]

[F. SCOTT TUCK PHOTO]


DEAR INVESTOR:
------------------------------------------------------------------------------
INVEST WISELY.(R) That's the philosophy at the heart of everything we do. Our goal at MONTGOMERY is not only to invest your money wisely, but also to help you become a more informed and confident investor.

To that end, we're pleased to provide you with our latest prospectus in which you'll find specific information on the investment goals, strategies, risks and portfolio management teams of each of our Funds.

We appreciate your interest in The Montgomery Funds and your desire to invest wisely. If you have questions please contact us at (800) 572-FUND [3863], visit our Web site at www.montgomeryfunds.com or contact a financial advisor.

Sincerely,

/s/ F. Scott Tuck

F. Scott Tuck
Chief Executive Officer

          [ P.S. OUR PROSPECTUSES ARE ALSO AVAILABLE FOR DELIVERY ]
          [          ELECTRONICALLY. CALL NOW FOR DETAILS.        ]

                              [GRAPHIC]

                         [THE MONTGOMERY FUNDS(SM) LOGO]
                                INVEST WISELY.(R)


This brochure includes a prospectus that describes in detail the objectives, investment policies, risks, sales charges, fees and other important information about The Montgomery Funds. Please read the prospectus carefully before you invest or send money.

                         [ NOT PART OF THE PROSPECTUS ]

THE MONTGOMERY FUNDS(SM)

Prospectus dated October 31, 2002
(Class R Shares)

TABLE OF CONTENTS

MONTGOMERY ALTERNATIVE FUND
Montgomery Global Long-Short Fund | MNGLX (closed to new investments) 2 MONTGOMERY U.S. EQUITY FUNDS
Montgomery Growth Fund | MNGFX                                         7
Montgomery Mid Cap Fund | MNMCX                                       10
Montgomery Mid Cap Focus Fund | MNMDX                                 13
Montgomery Small Cap Fund | MNSCX                                     16
Montgomery U.S. Focus Fund | MNUSX                                    18
MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
Montgomery International Growth Fund | MNIGX                          20
Montgomery Global Opportunities Fund | MNGOX                          24
Montgomery Global Focus Fund | MNSFX                                  27
Montgomery Global Tech, Telecom and Media Fund | MNGCX                31
Montgomery Emerging Markets Fund | MNEMX                              34
Montgomery Emerging Markets Focus Fund | MNEFX                        37
MONTGOMERY FIXED-INCOME AND MONEY MARKET FUNDS
Montgomery Total Return Bond Fund | MNTRX                             40
Montgomery Short Duration Government Bond Fund | MNSGX                43
Montgomery Government Money Market Fund | MNGXX                       46
Additional Discussion of Principal Strategies and Related Risks       49
Management of the Funds                                               52
Buying, Selling and Exchanging Shares                                 57
Other Account Information                                             63
After You Invest                                                      69
Financial Highlights                                                  72

The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus describes only the Funds' Class R shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY GLOBAL LONG-SHORT FUND | MNGLX

PORTFOLIO MANAGEMENT Chetan Joglekar

OBJECTIVE

Long-term capital appreciation





THIS FUND IS CLOSED TO NEW INVESTMENTS. AT A MEETING ON SEPTEMBER 30, 2002, SHAREHOLDERS VOTED TO APPROVE CHANGES TO THE NAME, MANAGEMENT, BENCHMARK AND INVESTMENT PROCESS OF THE MONTGOMERY GLOBAL LONG-SHORT FUND. THESE CHANGES WERE ORIGINALLY SLATED TO TAKE PLACE ON OR ABOUT NOVEMBER 1, 2002, HOWEVER THE IMPLEMENTATION SCHEDULE HAS BEEN DELAYED. SHAREHOLDERS WILL RECEIVE 30 DAYS' NOTICE PRIOR TO THE NEW EFFECTIVE DATE OF THE FOLLOWING CHANGES:

-    NAME CHANGE TO MONTGOMERY PARTNERS LONG-SHORT EQUITY PLUS FUND

-    NARROWING OF INVESTMENT UNIVERSE FROM GLOBAL TO U. S. ONLY

-    NEW BENCHMARK (S&P 500 INDEX)

- NEW INVESTMENT PROCESS COMBINING POSITIONS IN S&P 500 INDEX INSTRUMENTS SUCH AS INDEX SWAPS AND FUTURES WITH A PRIMARILY MARKET-NEUTRAL EXPOSURE IN INDIVIDUAL LONG AND SHORT POSITIONS IN U.S. EQUITY SECURITIES

BELOW IS A DISCUSSION OF THE CURRENT PRINCIPAL STRATEGY OF THE FUND.

PRINCIPAL STRATEGY

Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities in the United States and abroad.

Using fundamental analysis, the portfolio manager buys stocks "long" that he believes will perform better than their peers, and sells stocks "short" that he believes will underperform their peers. With a long position, the Fund purchases a stock outright; with a short position the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the portfolio manager's company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because of the Fund's capital appreciation objective, the portfolio manager typically maintains a net long exposure, rather than taking positions designed to leave the Fund market-neutral. In an effort to enhance returns, the portfolio manager may also leverage the Fund's portfolio by engaging in margin borrowing or using options and financial futures contracts.

The Fund may participate in initial public offerings (IPOs). The Fund's assets may be allocated strategically among countries and market sectors to take advantage of market trends.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Additionally, the Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund seeks to increase return by using

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

margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. The Fund is not appropriate for conservative investors.

Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

To the extent the Fund participates in IPOs, it is exposed to the risks generally associated with investing in companies that have little operating history as public companies. In addition, the market for IPOs has been volatile, and share prices of certain newly public companies have fluctuated significantly over short periods of time. The Fund's access to IPOs on a continuing basis cannot be guaranteed, and the Fund may at times dispose of shares of such offerings shortly after their acquisition. The Fund also invests in companies that have not yet "gone public," and these investments create additional risks, such as illiquidity based on legal restrictions and less publicly available information.

By investing in foreign stocks, the Fund carries further risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market.

See "Additional Discussion of Principal Strategies and Related Risks" on page
49.

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

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                                1998      1999        2000      2001
--------------------------------------------------------------------------------
Global Long-Short Fund         53.39%   135.07%     -24.33%   -21.98%


                                1998      1999        2000      2001
--------------------------------------------------------------------------------
Global Long-Short Fund         53.39%   135.07%     -24.33%   -21.98%


                                      HIGHEST AND LOWEST QUARTER RETURNS
                                   (for the periods shown in the bar chart)
-------------------------------------------------------------------------------------------------------
Global Long-Short Fund         Highest (Q4 1999) +60.33%                 Lowest  (Q4 2000)   -22.85%


MORE RECENT PERFORMANCE            1/1/02 - 9/30/02
Global Long-Short Fund             -18.78%

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

The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                   SINCE FUND INCEPTION
GLOBAL LONG-SHORT FUND                             1 YEAR       (12/31/97)
--------------------------------------------------------------------------------
Return Before Taxes                                -21.98%         20.78%
Return After Taxes on Distributions(1)             -21.98%         15.46%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                             -13.38%         15.72%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

MSCI All-Country World Free Index(2)               -15.91%          2.86%
50% Salomon Smith Barney Three-Month U.S.
  Treasury Bill - 50% MSCI All-Country World
  Free Index(2)                                     -6.02%          4.29%


Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56-57 for a description of these indices. The Fund was formerly compared solely with the MSCI All-Country World Free Index. The 50% Salomon Smith Barney Three-Month U.S. Treasury Bill - 50% MSCI All-Country World Free Index is a blended index designed to measure the performance of a global portfolio with long and short holdings. The blended index better represents the Fund's performance in correlation with the market and the types of securities in which the Fund may invest. These indices do not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                        2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                           1.50%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           1.22%
Shareholder Servicing Fee                                                0.25%
Total Annual Fund Operating Expenses                                     2.97%
Fee Reduction and/or Expense Reimbursement                               0.53%
NET EXPENSES(2)                                                          2.44%


1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 2.35%. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

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

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $247            $869         $1,516        $3,252

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



MONTGOMERY GROWTH FUND | MNGFX

PORTFOLIO MANAGEMENT Andrew Pratt

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in U.S. growth companies.

Under normal conditions, the Fund invests primarily in the stocks of U.S. companies with a total stock market value (market capitalization) of at least $1 billion at the time of purchase.

The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's primary research capabilities. We evaluate investment opportunities extensively favoring companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation. The Fund seeks to be fully invested and well diversified with high-quality holdings across a broad range of sectors.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

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

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                                 1994      1995      1996     1997     1998     1999      2000      2001
---------------------------------------------------------------------------------------------------------
Growth Fund                    20.91%    23.65%    20.20%   24.16%    2.10%   20.56%    -10.57%   -19.74%

                                 1994      1995      1996     1997     1998     1999      2000      2001
---------------------------------------------------------------------------------------------------------
Growth Fund                    20.91%    23.65%    20.20%   24.16%    2.10%   20.56%    -10.57%   -19.74%

                                     HIGHEST AND LOWEST QUARTER RETURNS
                                  (for the periods shown in the bar chart)
--------------------------------------------------------------------------------------------------
Growth Fund                  Highest (Q4 1998) +16.95%         Lowest (Q3 1998) -19.30%


MORE RECENT PERFORMANCE              1/1/02 - 9/30/02
Growth Fund                           -31.28%

The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                                     SINCE FUND INCEPTION
GROWTH FUND                                             1 YEAR       5 YEAR        (9/30/93)
-------------------------------------------------------------------------------------------------
       Return Before Taxes                               -19.74%       1.87%          10.80%
       Return After Taxes on Distributions(1)            -22.40%      -1.14%           7.72%
       Return After Taxes on Distributions and
       Sale of Fund Shares(1)                            -11.30%       1.17%           8.33%
COMPARATIVE RETURNS

( Reflects no deduction for fees, expenses or taxes.)

S&P 500 Index(2)                                         -11.88%      10.70%          13.84%
Russell 1000 Growth Index(2)                             -20.42%       8.27%          12.68%

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

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56-57 for a description of these indices. The Fund was formerly compared with the S&P 500 Index. This change was effected because the Russell 1000 Growth Index better represents the types of securities in which the Fund may invest. The S&P 500 Index is designed to measure the performance of 500 industrial, utility, transportation and financial companies of the U.S. markets with large capitalizations. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is an appropriate comparison to the Fund because of the Fund's large capitalization, growth-oriented strategy. The indices do not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                      2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                         1.00%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                         0.55%
Total Annual Fund Operating Expenses                                   1.55%
Fee Reduction and/or Expense Reimbursement                             0.05%
NET EXPENSES(2)                                                        1.50%

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $153            $485          $840         $1,841

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

MONTGOMERY MID CAP FUND | MNMCX

PORTFOLIO MANAGEMENT Jerome "Cam" Philpott and Stuart Roberts

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in U.S. mid-cap companies.

Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of U.S. mid-cap companies. Generally, such companies will have a total stock market value (market capitalization) profile consistent with the Russell Midcap Index. (This index had a weighted average market capitalization of $4.95 billion and a median market capitalization of $2.53 billion on June 30, 2002.)

The Fund's portfolio managers follow a growth strategy to invest in mid-cap companies that have the potential to:

-    Gain market share within their industries

-    Deliver consistently high profits to shareholders

-    Increase their corporate earnings each quarter

- Provide solutions for current or impending problems in their respective industries or in society overall

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

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

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.


[BAR CHART]

                                      1995      1996     1997     1998     1999      2000      2001
--------------------------------------------------------------------------------------------------------
Mid Cap Fund                        28.66%    19.12%   27.05%    7.94%   18.83%    14.60%     -23.94%


                                      1995      1996     1997     1998     1999      2000      2001
--------------------------------------------------------------------------------------------------------
Mid Cap Fund                        28.66%    19.12%   27.05%    7.94%   18.83%    14.60%     -23.94%

                                                      HIGHEST AND LOWEST QUARTER RETURNS
                                                   (for the periods shown in the bar chart)
---------------------------------------------------------------------------------------------------
Mid Cap Fund                        Highest (Q4 1999) +32.68%            Lowest  (Q3 2001) -21.96%


MORE RECENT PERFORMANCE                1/1/02 - 9/30/02
Mid Cap Fund                                 -28.81%


The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                                       SINCE FUND INCEPTION
MID CAP FUND                                            1 YEAR       5 YEAR          (12/30/94)
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                    -23.94%       7.27%            11.74%
Return After Taxes on Distributions(1)                 -25.63%       3.71%             8.65%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                                 -13.34%       5.63%             9.40%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

Russell Midcap Growth Index(2)                         -20.15%       9.02%            13.48%
Russell 2000 Index(2)                                    2.49%       7.52%            11.56%

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

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56-57 for a description of these indices. The Fund was formerly compared with the Russell 2000 Index. This change was effected because the Russell Midcap Growth Index better represents the types of securities in which the Fund may invest. The Fund's strategy is to invest in mid-cap companies with growth characteristics. The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The indices do not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                        2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                           1.40%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           1.70%
Total Annual Fund Operating Expenses                                     3.10%
Fee Reduction and/or Expense Reimbursement(2)                            1.60%
NET EXPENSES(2)                                                          1.50%

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $153            $807         $1,486        $3,299

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY MID CAP FOCUS FUND | MNMDX

PORTFOLIO MANAGEMENT Jerome "Cam" Philpott and Charles I. Reed

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in a concentrated portfolio of U.S. mid-cap companies.


Under normal conditions, the Fund concentrates its investments in 20 to 40 U.S. companies whose total stock market value (market capitalization) profile is consistent with the Russell Midcap Index. (This index had a weighted average market capitalization of $4.95 billion and a median market capitalization of $2.53 billion on June 30, 2002.) The Fund normally invests at least 80% of its net assets in mid-cap companies.


The Fund's portfolio managers follow a growth strategy to invest in mid-cap companies that have the potential to:

-    Gain market share within their industries

-    Deliver consistently high profits to shareholders

-    Increase their corporate earnings each quarter

- Provide solutions for current or impending problems in their respective industries or in society overall

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.


[BAR CHART]

                                       2001
-------------------------------------------------
Mid Cap Focus Fund                     -11.29%


                                       2001
-------------------------------------------------
Mid Cap Focus Fund                     -11.29%

                                                       HIGHEST AND LOWEST QUARTER RETURNS
                                                    (for the periods shown in the bar chart)
-----------------------------------------------------------------------------------------------------
Mid Cap Focus Fund                   Highest (Q4 2001) +19.34%           Lowest  (Q3 2001) -23.36%

MORE RECENT PERFORMANCE                     1/1/02 - 9/30/02
       Mid Cap Focus Fund                        -23.23%


The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                   SINCE FUND INCEPTION
MID CAP FOCUS FUND                                 1 YEAR         (10/31/00)
--------------------------------------------------------------------------------
Return Before Taxes                                -11.29%        -17.66%
Return After Taxes on Distributions(1)             -11.41%        -17.84%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                              -6.88%        -14.16%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

Russell Midcap Growth Index(2)                      -20.15%        -30.16%
S&P Mid Cap 400 Index(2)                             -0.60%         -0.92%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56-57 for a description of these indices. The Fund was formerly compared with the S&P Mid Cap 400 Index. This change was effected because the Russell Midcap Growth Index represents a broader group of companies in which the Fund may invest. The Fund's strategy is to invest in mid-cap companies with growth characteristics. The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The indices do not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                        2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                           1.00%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           7.45%
Total Annual Fund Operating Expenses                                     8.45%
Fee Reduction and/or Expense Reimbursement                               7.05%
NET EXPENSES(2)                                                          1.40%


1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.40%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $143           $1,833        $3,410        $6,899

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY SMALL CAP FUND | MNSCX

PORTFOLIO MANAGEMENT Jerome "Cam" Philpott, Charles I. Reed and Stuart Roberts

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in rapidly growing U.S. small-cap companies.

Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of U.S. companies, each having a total stock market value (market capitalization) of less than $2 billion at the time of purchase.

The Fund's portfolio managers follow a stock selection philosophy known as growth at a reasonable price (GARP). GARP stock selection focuses on identifying and investing in growth companies that are at an early or transitional stage of their development, before their potential is discovered by the market. The portfolio managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

-    Gain market share within their industries

-    Deliver consistently high profits to shareholders

-    Increase their corporate earnings each quarter

- Provide solutions for current or impending problems in their respective industries or in society overall

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than do larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.


[BAR CHART]

                  1992     1993    1994     1995      1996     1997     1998     1999       2000      2001
-------------------------------------------------------------------------------------------------------------
Small Cap Fund   9.59%   24.31%   -9.96%   35.12%    18.69%   23.86%    -7.93%   55.81%     -25.14%   -12.65%


                  1992     1993    1994     1995      1996     1997     1998     1999       2000      2001
-------------------------------------------------------------------------------------------------------------
Small Cap Fund   9.59%   24.31%   -9.96%   35.12%    18.69%   23.86%    -7.93%   55.81%     -25.14%   -12.65%

                                   HIGHEST AND LOWEST QUARTER RETURNS
                                (for the periods shown in the bar chart)
--------------------------------------------------------------------------------
Small Cap Fund       Highest (Q4 1998) +47.31%         Lowest (Q3 1998) -32.37%

MORE RECENT PERFORMANCE             1/1/02 - 9/30/02
Small Cap Fund                            -30.86%


The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)
SMALL CAP FUND                                     1 YEAR    5 YEAR   10 YEAR
--------------------------------------------------------------------------------
Return Before Taxes                                 -12.65%  3.05%      8.62%
Return After Taxes on Distributions(1)              -12.83%  0.11%      9.49%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                               -7.58%  2.30%      9.96%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

Russell 2000 Growth Index(2)                        -9.23%   2.87%      7.19%
Russell 2000 Index (2)                               2.49%   7.52%     11.51%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56-57 for a description of these indices. The Fund was formerly compared with the Russell 2000 Index. This change was effected because the Russell 2000 Growth Index better represents the types of securities in which the Fund may invest. The Russell 2000 Index is designed to measure the performance of a broad-based group of small capitalization stocks. The Russell 2000 Index includes both growth and value stocks. The Russell 2000 Growth Index is designed to measure the performance of small capitalization companies that are growing at a greater than average rate. The investment objective of the Small Cap Fund is to identify rapidly growing small company stocks. The Fund's focus on identifying growth companies makes the Russell 2000 Growth Index a more representative measure of performance than the broader-based Russell 2000 Index. The indices do not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                         2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                            1.00%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            0.51%
Total Annual Fund Operating Expenses                                      1.51%
Fee Reduction and/or Expense Reimbursement                                0.11%
NET EXPENSES(2)                                                           1.40%

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.40%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $143            $466          $813         $1,792

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY U.S. FOCUS FUND | MNUSX

PORTFOLIO MANAGEMENT Andrew Pratt

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in a concentrated portfolio of U.S. growth companies.


The Fund normally invests at least 80% of its net assets by concentrating its investments in 20 to 40 companies, each having a total stock market value (market capitalization) of at least $1 billion at the time of purchase.

The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's primary research capabilities. We evaluate investment opportunities extensively, favoring companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation.


PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly if there is a sudden decline in holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.


[BAR CHART]

                                     2000        2001
-----------------------------------------------------------------
U.S. Focus Fund                     -3.12%     -25.32%

                                     2000        2001
-----------------------------------------------------------------
U.S. Focus Fund                     -3.12%     -25.32%

                                     HIGHEST AND LOWEST QUARTER RETURNS
                                   (for the periods shown in the bar chart)
-----------------------------------------------------------------------------------------
U.S. Focus Fund              Highest (Q1 2000) +24.90%         Lowest (Q1 2001) -23.06%

MORE RECENT PERFORMANCE         1/1/02 - 9/30/02
U.S. Focus Fund                       -34.78%


The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                   SINCE FUND INCEPTION
U.S. FOCUS FUND                                    1 YEAR        (12/31/99)
--------------------------------------------------------------------------------
Return Before Taxes                                 -25.32%        -14.93%
Return After Taxes on Distributions(1)              -25.32%        -15.66%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                              -15.42%        -12.00%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

S&P 500 Index(2)                                    -11.88%        -10.50%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 57 for a description of this index. The index does not incur and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                      2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                         1.00%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                        18.93%
Total Annual Fund Operating Expenses                                  19.93%
Fee Reduction and/or Expense Reimbursement                            18.52%
NET EXPENSES(2)                                                        1.41%


1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.40%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $144           $3,679        $6,238        $9,954

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY INTERNATIONAL GROWTH FUND | MNIGX

PORTFOLIO MANAGEMENT Oscar Castro

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in medium- and large-cap companies based in developed markets outside the United States.

Under normal conditions, the Fund invests primarily in the common stocks of companies based outside the United States, each having a total stock market value (market capitalization) that exceeds $1 billion at the time of purchase. The Fund currently concentrates its investments in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.

The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the portfolio manager favors companies that he considers to be under- or reasonably valued relative to their long-term prospects. The portfolio manager favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                                     1996     1997      1998      1999      2000     2001
-----------------------------------------------------------------------------------------------
International Growth Fund          20.96%   10.15%    28.69%    26.25%    -25.42%   -31.82%

                                     1996     1997      1998      1999      2000     2001
-----------------------------------------------------------------------------------------------
International Growth Fund          20.96%   10.15%    28.69%    26.25%    -25.42%   -31.82%

                                               HIGHEST AND LOWEST QUARTER RETURNS
                                           (for the periods shown in the bar chart)
---------------------------------------------------------------------------------------------------
International Growth Fund          Highest (Q4 1999) +29.34%              Lowest (Q1 2001) -21.75%

MORE RECENT PERFORMANCE             1/1/02 - 9/30/02
International Growth Fund                 -24.14%


The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                                       SINCE FUND INCEPTION
INTERNATIONAL GROWTH FUND                          1 YEAR          5 YEAR            (7/3/95)
------------------------------------------------------------------------------------------------------
Return Before Taxes                                 -31.82%         -1.87%              3.19%
Return After Taxes on Distributions(1)              -31.82%         -3.07%              1.52%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                              -19.38%         -1.69%              2.08%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

MSCI EAFE Index(2)                                  -21.21%          1.17%              3.15%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                         2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                            1.10%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            2.35%
Total Annual Fund Operating Expenses                                      3.45%
Fee Reduction and/or Expense Reimbursement                                1.80%
NET EXPENSES(2)                                                           1.65%


1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or extraordinary expenses such as litigation) to 1.65%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $168            $892         $1,639        $3,610

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY GLOBAL OPPORTUNITIES FUND | MNGOX

PORTFOLIO MANAGEMENT Oscar Castro

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in companies of any size in the United States and abroad.

Under normal conditions, the Fund invests primarily in the stocks of companies of any size throughout the world. The portfolio manager typically invests most of the Fund's assets in the United States and in the developed stock markets of western Europe and Asia, particularly France, Germany, Italy, Japan, the Netherlands and the United Kingdom. The Fund invests in at least three different countries, one of which may be the United States. With the exception of the United States, no country may represent more than 40% of its assets.

The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the portfolio manager favors companies he considers to be under- or reasonably valued relative to their long-term prospects. The portfolio manager favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that may affect investments in those countries.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                                1994     1995      1996      1997      1998     1999      2000      2001
----------------------------------------------------------------------------------------------------------
Global Opportunities Fund      -8.55%  17.26%    20.18%    11.05%    32.76%   57.53%    -29.77%   -33.31%

                                1994     1995      1996      1997      1998     1999      2000      2001
----------------------------------------------------------------------------------------------------------
Global Opportunities Fund      -8.55%  17.26%    20.18%    11.05%    32.76%   57.53%    -29.77%   -33.31%

                                       HIGHEST AND LOWEST QUARTER RETURNS
                                     (for the periods shown in the bar chart)
------------------------------------------------------------------------------------------------
Global Opportunities Fund      Highest (Q4 1999)+40.46%              Lowest   (Q1 2001) -22.81%

MORE RECENT PERFORMANCE             1/1/02 - 9/30/02
Global Opportunities Fund                 -32.62%


The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                                        SINCE FUND INCEPTION
GLOBAL OPPORTUNITIES FUND                               1 YEAR        5 YEAR          (9/30/93)
-------------------------------------------------------------------------------------------------------
Return Before Taxes                                    -33.31%       1.70%             6.34%
Return After Taxes on Distributions(1)                 -33.31%      -1.03%             4.22%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                                 -20.29%       0.99%             4.83%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

MSCI World Index(2)                                    -16.52%       5.74%             8.52%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                        2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                           1.25%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           1.30%
Total Annual Fund Operating Expenses                                     2.55%
Fee Reduction and/or Expense Reimbursement                               0.63%
NET EXPENSES(2)                                                          1.92%


1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 1.90%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
-------------------------------------------------------
     $195            $734         $1,299        $2,838

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY GLOBAL FOCUS FUND | MNSFX

PORTFOLIO MANAGEMENT Oscar Castro

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in a concentrated portfolio of companies in the U.S. and abroad.

Currently, under normal conditions, the Fund invests at least 80% of its net assets by concentrating its investments in the stocks of 20 to 40 companies. In identifying investment opportunities, the Fund may select companies in the United States or in developed foreign and emerging markets. The Fund will limit its investment in any one country to no more than 40% of its assets, or no more than two times the country's percentage weighting in the MSCI World Index, whichever is greater. (The MSCI World Index is described on page 56.) The Fund's investments in U.S. companies, however, are not subject to these limits.

The portfolio manager seeks well-managed companies of any size that he believes will be able to increase their corporate sales and earnings on a sustained basis. From these potential investments, the portfolio manager favors companies that he considers under- or reasonably valued relative to their long-term prospects. The portfolio manager also favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends affecting investments in those countries.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

Because the Fund may invest up to 30% of its assets in any one developing country, it may be exposed to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in emerging markets, because of their relative economic and political immaturity and, in many instances, their dependence on only a few industries. They tend to be less liquid and more volatile and offer less regulatory protection for investors. Many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                           1996     1997     1998     1999     2000      2001
-----------------------------------------------------------------------------------
Global Focus Fund         20.46%   29.27%    9.40%   45.29%   -25.23%   -37.46%

                           1996     1997     1998     1999     2000      2001
-----------------------------------------------------------------------------------
Global Focus Fund         20.46%   29.27%    9.40%   45.29%   -25.23%   -37.46%


                                   HIGHEST AND LOWEST QUARTER RETURNS
                                 (for the periods shown in the bar chart)
----------------------------------------------------------------------------------------
Global Focus Fund        Highest (Q4 1999) +30.49%            Lowest  (Q3 2001) -25.39%


MORE RECENT PERFORMANCE             1/1/02 - 9/30/02
Global Focus Fund                         -35.20%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                                   SINCE FUND INCEPTION
GLOBAL FOCUS FUND                                  1 YEAR         5 YEAR           (10/2/95)
--------------------------------------------------------------------------------------------
Return Before Taxes                                 -37.46%        -0.80%             4.79%
Return After Taxes on Distributions(1)              -37.46%        -3.86%             1.92%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                              -22.81%        -0.84%             3.60%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

MSCI World Index(2)                                 -16.52%         5.74%             7.59%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                      2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                         1.25%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                         1.04%
Total Annual Fund Operating Expenses                                   2.29%
Fee Reduction and/or Expense Reimbursement                             0.48%
NET EXPENSES(2)                                                        1.81%


1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.80%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $184            $669         $1,182        $2,589

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND | MNGCX
(FORMERLY GLOBAL COMMUNICATIONS FUND)

PORTFOLIO MANAGEMENT Oscar Castro and Stephen Parlett

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in companies involved in the technology, telecommunications and media industries in the United States and abroad.

Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of companies of any size worldwide that are involved in technology, telecommunications, media, broadcasting, publishing, computer systems and the Internet, among other industries. The Fund typically invests in at least three countries, which may include the United States, with no more than 40% of its assets in any one country other than the United States.

The Fund's portfolio managers seek well-managed technology, telecommunications and media companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the portfolio managers favor companies that they consider to be under- or reasonably valued relative to their long-term prospects and favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as digitalization of communication technologies and services. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio managers and analysts may travel to the countries in which the Fund invests or may invest to analyze sector trends that affect investments in those countries.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

Because the Fund concentrates its investments in the technology, telecommunications and media industries, its share value may be more volatile than that of more-diversified funds. The Fund's share value will reflect trends in these industries, which may be subject to greater changes in governmental policies and regulation than are many other industries. In addition, foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries. Furthermore, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                             1994      1995     1996     1997      1998       1999       2000       2001
------------------------------------------------------------------------------------------------------------
Global Tech, Telecom
and Media Fund            -13.41%    16.88%    8.02%   15.83%    54.97%    104.02%    -39.12%    -39.37%

                             1994      1995     1996     1997      1998       1999       2000       2001
------------------------------------------------------------------------------------------------------------
Global Tech, Telecom
and Media Fund            -13.41%    16.88%    8.02%   15.83%    54.97%    104.02%    -39.12%    -39.37%

                                               HIGHEST AND LOWEST QUARTER RETURNS
                                           (for the periods shown in the bar chart)
---------------------------------------------------------------------------------------------------
Global Tech, Telecom
and Media Fund                  Highest (Q4 1999) +62.44%              Lowest  (Q3 2001) -29.07%

MORE RECENT PERFORMANCE                          1/1/02 - 9/30/02
Global Tech, Telecom and Media Fund                    -41.16%


The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)
GLOBAL TECH, TELECOM                                                          SINCE FUND INCEPTION
AND MEDIA FUND                                     1 YEAR         5 YEAR           (6/1/93)
-------------------------------------------------------------------------------------------
Return Before Taxes                                -39.37%        6.22%              8.36%
Return After Taxes on Distributions(1)             -39.37%        1.66%              5.45%
Return After Taxes on Distributions and
Sale of Fund Shares(1)                             -23.98%        4.89%              6.84%
COMPARATIVE RETURNS

(Reflects no deduction for fees, expenses or taxes.)

MSCI World Index(2)                                -16.52%        5.74%              8.67%
MSCI World Telecom Index(2)                        -26.17%        2.58%              4.74%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page 56-57 for a description of these indices. The indices do not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                         2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                            1.25%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            0.69%
Total Annual Fund Operating Expenses                                      1.94%
Fee Reduction and/or Expense Reimbursement                                0.04%
NET EXPENSES(2)                                                           1.90%

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.90%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
----------------------------------------------------------
     $193            $605         $1,043        $2,261

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY EMERGING MARKETS FUND | MNEMX

PORTFOLIO MANAGEMENT Josephine Jimenez and Frank Chiang

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in companies based or operating primarily in developing economies throughout the world.

Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of companies of any size, based in the world's developing economies. The Fund typically maintains investments in at least six countries, with no more than 35% of its assets in any one country, which may include:

- LATIN AMERICA: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

- ASIA: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

- EUROPE: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

-    THE MIDDLE EAST: Israel and Jordan

- AFRICA: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                         1993      1994     1995     1996     1997     1998      1999     2000      2001
---------------------------------------------------------------------------------------------------------
Emerging Markets Fund   58.66%    -7.72%   -9.08%   12.32%   -3.14%   -38.28%   63.16%   -29.11%   -6.28%

                         1993      1994     1995     1996     1997     1998      1999     2000      2001
---------------------------------------------------------------------------------------------------------
Emerging Markets Fund   58.66%    -7.72%   -9.08%   12.32%   -3.14%   -38.28%   63.16%   -29.11%   -6.28%

                                                   HIGHEST AND LOWEST QUARTER RETURNS
                                                (for the periods shown in the bar chart)
---------------------------------------------------------------------------------------------------------
Emerging Markets Fund                   Highest (Q4 1999) +35.91%              Lowest (Q3 1998) -24.65%

MORE RECENT PERFORMANCE             1/1/02 - 9/30/02
Emerging Markets Fund                    -17.34%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                                            SINCE FUND INCEPTION
EMERGING MARKETS FUND                                          1 YEAR     5 YEAR           (3/1/92)
---------------------------------------------------------------------------------------------------------
Return Before Taxes                                            -6.28%     -8.31%            -0.29%

Return After Taxes on Distributions(1)                         -6.28%     -8.51%            -0.62%

Return After Taxes on Distributions and Sale of Fund
Shares(1)                                                      -3.83%     -6.42%            -0.24%

COMPARATIVE RETURNS
(Reflects no deduction for fees, expenses or taxes.)

MSCI Emerging Markets Free Index(2)                            -2.37%     -5.74%             1.51%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) See page 56 for a description of these indices. The indices do not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                      2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                         1.25%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                         1.57%
Total Annual Fund Operating Expenses                                   2.82%
Fee Reduction and/or Expense Reimbursement                             0.87%
NET EXPENSES(2)                                                        1.95%
----------------------------------------------------------------------------

(1) Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

(2) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.90%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

     YEAR 1          YEAR 3        YEAR 5       YEAR 10
---------------------------------------------------------
     $198            $792         $1,412        $3,085

Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY EMERGING MARKETS FOCUS FUND | MNEFX

PORTFOLIO MANAGEMENT Josephine Jimenez

OBJECTIVE

Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in a concentrated portfolio of companies based or operating primarily in developing economies through the world.

Under normal conditions, the Fund concentrates its investments in 20 to 40 companies and invests at least 80% of its net assets in equity securities of no fewer than three but no more than 10 developing countries in Latin America, Asia, Europe, the Middle East and Africa. The Fund may invest up to 50% of its assets in a single emerging market.

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio manager and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager may sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because the Fund invests a larger percentage of its assets in fewer countries, the value of an investment in the Fund may be more volatile and subject to higher risks than investments in other general emerging markets mutual funds or foreign-stock mutual funds. Also, short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See "Additional Discussion of Principal Strategies and Related Risks" on page 49.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                                       1998       1999        2000       2001
-------------------------------------------------------------------------------
Emerging Markets Focus Fund           -20.76%    122.38%     -17.23%    -3.75%

                                       1998       1999        2000       2001
-------------------------------------------------------------------------------
Emerging Markets Focus Fund           -20.76%    122.38%     -17.23%    -3.75%

                                      HIGHEST AND LOWEST QUARTER RETURNS
                                    (for the periods shown in the bar chart)
-----------------------------------------------------------------------------------
Emerging Markets Focus Fund   Highest (Q4 1999) +44.29%   Lowest (Q3 2001) -22.71%

MORE RECENT PERFORMANCE                 1/1/02 - 9/30/02
Emerging Markets Focus Fund                  -11.34%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                           SINCE FUND
EMERGING MARKETS FOCUS FUND                           1 YEAR   INCEPTION (12/31/97)
-----------------------------------------------------------------------------------
Return Before Taxes                                   -3.75%         8.85%

Return After Taxes on Distributions(1)                -4.04%         8.37%

Return After Taxes on Distributions and
Sale of Fund Shares(1)                                -2.28%         6.99%

COMPARATIVE RETURNS
(Reflects no deduction for fees, expenses or taxes.)

MSCI Emerging Markets Free Index(2)                   -2.37%         4.22%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) See page 56 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                      2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                         1.10%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                         3.56%
Total Annual Fund Operating Expenses                                   4.66%
Fee Reduction and/or Expense Reimbursement                             3.07%
NET EXPENSES(2)                                                        1.59%
-----------------------------------------------------------------------------

(1) Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

(2) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.60%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
---------------------------------------------------------
     $162           $1,129        $2,102        $4,566

MONTGOMERY TOTAL RETURN BOND FUND | MNTRX

PORTFOLIO MANAGEMENT William Stevens and Marie Chandoha

OBJECTIVE

Total return consisting of income and capital appreciation

PRINCIPAL STRATEGY

Invests in investment-grade bonds.

Under normal conditions, the Fund invests at least 80% of its net assets in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities--bonds backed by the income stream from such sources as car loans and credit-card payments--and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time, the Fund may also invest in unrated bonds that the portfolio managers believe are comparable to investment-grade bonds.

The Fund may include bonds of any maturity, but generally the portfolio's overall effective duration ranges between four and five-and-a-half years. EFFECTIVE DURATION is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates; a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

PRINCIPAL RISKS

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave largely in the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall, because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Fund is not a money market fund.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                              1998        1999        2000        2001
-------------------------------------------------------------------------
Total Return Bond Fund        8.72%      -0.59%      12.06%      8.70%

                              1998        1999        2000        2001
-------------------------------------------------------------------------
Total Return Bond Fund        8.72%      -0.59%      12.06%      8.70%

                                  HIGHEST AND LOWEST QUARTER RETURNS
                               (for the periods shown in the bar chart)
-------------------------------------------------------------------------------
Total Return Bond Fund     Highest (Q3 2001) +4.86%    Lowest (Q2 1999). -0.86%

MORE RECENT PERFORMANCE             1/1/02 - 9/30/02
Total Return Bond Fund                    8.50%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                     SINCE FUND INCEPTION
TOTAL RETURN BOND FUND                                1 YEAR       (6/30/97)
-----------------------------------------------------------------------------------
Return Before Taxes                                   8.70%         7.78%

Return After Taxes on Distributions(1)                5.61%         4.66%

Return After Taxes on Distributions and
Sale of Fund Shares(1)                                5.26%          4.70%

COMPARATIVE RETURNS
(Reflects no deduction for fees, expenses or taxes.)

Lehman Brothers Aggregate Bond Index(2)               8.44%          7.56%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) See page 57 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                        0.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                           0.30%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           0.87%
Administrative Fee                                                       0.25%
Total Annual Fund Operating Expenses                                     1.42%
Fee Reduction and/or Expense Reimbursement                               0.71%
NET EXPENSES(2)                                                          0.71%
--------------------------------------------------------------------------------

(1) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

(2) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.70%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
---------------------------------------------------------
      $73            $379          $709         $1,641


Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND | MNSGX

OBJECTIVE

Current income consistent with capital preservation

PORTFOLIO MANAGEMENT Marie Chandoha and William Stevens

PRINCIPAL STRATEGY

Invests in short-term U.S. government securities.

Under normal conditions, the Fund invests at least 80% of its net assets in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae").

The Fund may purchase bonds of any maturity, but the portfolio's dollar-weighted average maturity is less than three years. Generally, the portfolio's overall effective duration is less than that of a three-year U.S. Treasury note. EFFECTIVE DURATION is a measure of the expected change in value from changes in interest rates. Typically, a bond with a short duration means that its value is less sensitive to changes in interest rates; a bond with a long duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

PRINCIPAL RISKS

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds will behave largely in the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall, because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Fund is not a money market fund.

Call (800) 572-FUND OR VISIT montgomeryfunds.com

PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                                 1993    1994    1995      1996    1997    1998     1999    2000    2001
-----------------------------------------------------------------------------------------------------------
Short Duration Government
Bond  Fund                      8.09%   1.13%   11.51%    5.14%   6.97%   7.38%    2.56%   8.11%   7.81%

                                 1993    1994    1995      1996    1997    1998     1999    2000    2001
-----------------------------------------------------------------------------------------------------------
Short Duration Government
Bond  Fund                      8.09%   1.13%   11.51%    5.14%   6.97%   7.38%    2.56%   8.11%   7.81%

                                      HIGHEST AND LOWEST QUARTER RETURNS
                                   (for the periods shown in the bar chart)
----------------------------------------------------------------------------------
Short Duration Government
Bond Fund                    Highest (Q3 2001) +3.50%    Lowest  (Q1 1994) -0.23%

MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
Short Duration Government Bond Fund                     5.51%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                             SINCE FUND INCEPTION
SHORT DURATION GOVERNMENT BOND FUND                1 YEAR    5 YEAR        (12/18/92)
------------------------------------------------------------------------------------------
Return Before Taxes                                 7.81%    6.55%           6.50%

Return After Taxes on Distributions(1)              5.15%    4.08%           3.95%

Return After Taxes on Distributions and
Sale of Fund Shares(1)                              4.73%    4.01%           3.91%

COMPARATIVE RETURNS
(Reflects no deduction for fees, expenses or taxes.)

Lehman Brothers Government Bond 1-3 Year Index (2)  8.53%    6.64%           6.08%

Call (800) 572-FUND OR VISIT montgomeryfunds.com

Notes:

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) See page 57 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                      0.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                         0.50%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                         1.03%
Total Annual Fund Operating Expenses                                   1.53%
Fee Reduction and/or Expense Reimbursement                             0.66%
NET EXPENSES(2)                                                        0.87%
-----------------------------------------------------------------------------------

(1) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

(2) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.60%. This contract has a one-year term renewable at the end of each fiscal year. Montgomery Asset Management enters into certain transactions that are expected to increase the net income yield of the Fund (such as reverse repurchase agreement transactions). These transactions also generate interest charges, however, which are reflected in the expense ratio above. The interest charges generated for the period presented were 0.27%. The operating expense ratio excluding these interest charges is 0.60%.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
---------------------------------------------------------
      $89            $419          $772         $1,767


Call (800) 572-FUND OR VISIT montgomeryfunds.com

MONTGOMERY GOVERNMENT MONEY MARKET FUND | MNGXX

PORTFOLIO MANAGEMENT William Stevens and Marie Chandoha

OBJECTIVE

Current income consistent with liquidity and capital preservation

PRINCIPAL STRATEGY

Invests in money market-eligible U.S. government securities (as defined by SEC Rule 2a-7).

Under normal conditions, the Fund invests at least 80% of its net assets in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL RISKS

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


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



PAST FUND PERFORMANCE

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                                  1993    1994     1995    1996   1997     1998     1999    2000    2001
---------------------------------------------------------------------------------------------------------
Government Money Market Fund     2.83%   3.78%    5.54%   5.04%   5.16%   5.14%    4.87%   6.11%   3.88%

                                  1993    1994     1995    1996   1997     1998     1999    2000    2001
---------------------------------------------------------------------------------------------------------
Government Money Market Fund     2.83%   3.78%    5.54%   5.04%   5.16%   5.14%    4.87%   6.11%   3.88%

                                       HIGHEST AND LOWEST QUARTER RETURNS
                                     (for the periods shown in the bar chart)
-----------------------------------------------------------------------------------
Government Money Market Fund     Highest (Q3 2000) +1.57%   Lowest  (Q4 2001) 0.57%

MORE RECENT PERFORMANCE                 1/1/02 - 9/30/02
Government Money Market Fund                  1.04%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001 and since the Fund's inception.

AVERAGE ANNUAL TOTAL RETURNS                                          SINCE FUND INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2001)          1 YEAR    5 YEAR       (9/14/92)
-------------------------------------------------------------------------------------------
Government Money Market Fund                        3.88%     5.03%         4.65%

COMPARATIVE RETURNS
(Reflects no deduction for fees, expenses or taxes.)

Lipper U.S. Government Money Market Funds
Average Index(1)                                    3.50%     4.74%         4.41%(2)

Notes:

(1) See page 57 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

(2) Since 9/30/92.

Seven-Day Yield as of 9/30/02: 1.34%. Call (800) 572-FUND [3863] between 6:00
A.M. and 4:00 P.M. Pacific Time or visit www.montgomeryfunds.com for current yield information.

                                       47

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

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee(1)                                                        0.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fee                                                           0.30%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           0.23%
Total Annual Fund Operating Expenses                                     0.53%
Fee Reduction and/or Expense Reimbursement                               0.04%
NET EXPENSES(2)                                                          0.49%

(1) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

(2) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.60%. This contract has a one-year term renewable at the end of each fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

    YEAR 1          YEAR 3        YEAR 5       YEAR 10
---------------------------------------------------------
      $50            $166          $292          $661

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

ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS

PORTFOLIO DISCLOSURE

Montgomery intends to post Fund holdings for certain Montgomery Funds every week, which could pose the risk of individuals using such information to the detriment of those Funds. To mitigate this potential risk, the information will be posted on a time-delayed basis of approximately two weeks. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Reduction in or elimination of portfolio holdings should not be considered a recommendation to sell individual securities. Past performance of individual securities, as well as that of the Funds, is no guarantee of future results.

MONTGOMERY GLOBAL LONG-SHORT FUND

SHORT SALES. When Montgomery believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, and other liquid debt and equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.


BORROWING/LEVERAGE. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

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

FOREIGN SECURITIES. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

MONTGOMERY EMERGING MARKETS FOCUS FUND

The Fund's portfolio manager may sell stocks "short" that it believes will go down. A short position is when the Fund sells a security that it has borrowed. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund replaces the borrowed security. As a result, an investment in this Fund may be more volatile than investments in other mutual funds. This Fund is not appropriate for conservative investors.

There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs when opening, maintaining and closing short sales against-the-box, that result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

DEFENSIVE INVESTMENTS. At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

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

PORTFOLIO TURNOVER. The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. THE FOLLOWING MONTGOMERY FUNDS WILL TYPICALLY HAVE ANNUAL TURNOVER IN EXCESS OF THAT RATE BECAUSE OF THEIR PORTFOLIO MANAGERS' INVESTMENT STYLES: MID CAP; MID CAP FOCUS; SMALL CAP; INTERNATIONAL GROWTH; GLOBAL OPPORTUNITIES; GLOBAL FOCUS; U.S. FOCUS; GLOBAL LONG-SHORT; GLOBAL TECH, TELECOM AND MEDIA; EMERGING MARKETS FOCUS; TOTAL RETURN BOND AND SHORT DURATION GOVERNMENT BOND FUNDS. See "Financial Highlights," beginning on page 71, for each Fund's historical portfolio turnover.


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

MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER

The investment manager of The Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2002, Montgomery Asset Management managed approximately $5.7 billion in assets, including approximately $1.6 billion on behalf of investors in The Montgomery Funds. Montgomery Asset Management is based at 101 California Street, San Francisco, California 94111.

MANAGEMENT FEES

The table below shows the contractual management fee rate and the aggregate management fee rate actually paid to Montgomery Asset Management over the past fiscal year for each Fund. The aggregate management fee rates shown may vary from year to year, depending on actual expenses. Actual fee rates may be higher or lower than contractual rates to the extent Montgomery recoups or defers fees during the fiscal year.

                                                             AGGREGATE MANAGEMENT
                                              CONTRACTUAL    FEE INCLUDING EFFECT
                                            MANAGEMENT FEE     OF FEES REDUCED
MONTGOMERY FUNDS                             (ANNUAL RATE)      (ANNUAL RATE)
-----------------------------------------------------------------------------------
MONTGOMERY ALTERNATIVE FUND
    Global Long-Short Fund                       1.50%              1.50%

MONTGOMERY U.S. EQUITY FUNDS
    Growth Fund                                  1.00%              1.00%
    Mid Cap Fund                                 1.40%              2.65%
    Mid Cap Focus Fund                           1.00%              1.00%
    Small Cap Fund                               1.00%              1.00%
    U.S. Focus Fund                              1.00%              1.00%
MONTGOMERY  INTERNATIONAL AND GLOBAL EQUITY
FUNDS
    International Growth Fund                    1.10%              2.39%
    Global Opportunities Fund                    1.25%              2.02%
    Global Focus Fund                            1.25%              1.91%
    Global Tech, Telecom and Media Fund          1.25%              1.25%
    Emerging Markets Fund                        1.25%              1.93%
    Emerging Markets Focus Fund                  1.10%              1.10%

MONTGOMERY FIXED-INCOME AND MONEY MARKET FUNDS
    Total Return Bond Fund                       0.30%              0.83%
    Short Duration Government Bond Fund          0.50%              0.80%
    Government Money Market Fund                 0.40%              0.32%

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

PORTFOLIO MANAGERS

OSCAR CASTRO, CFA

- Montgomery International Growth, Global Opportunities, Global Focus and Global Tech, Telecom and Media Funds

     - Senior Portfolio Manager. Mr. Castro has managed the Montgomery Global Opportunities Fund and co-managed the Montgomery Global Tech, Telecom and Media Fund since their inception in 1993. He has managed the Montgomery International Growth Fund since its launch in 1995. In addition, Mr. Castro has managed the Montgomery Global Focus Fund since 2000. Prior to joining Montgomery in 1993, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Castro holds a M.B.A. degree in Finance from Drexel University in Pennsylvania and a B.S. degree in Chemical Engineering from Simon Bolivar University in Venezuela.

MARIE CHANDOHA

- Montgomery Total Return Bond, Short Duration Government Bond and Government Money Market Funds

     - Portfolio Manager. Ms. Chandoha joined Montgomery in 1999 as portfolio manager of the Montgomery Total Return Bond and Short Duration Government Bond Funds. In 2001, Ms. Chandoha became a co-portfolio manager of the Montgomery Government Money Market Fund. Ms. Chandoha began her investment career in 1983. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

FRANK CHIANG

-    Montgomery Emerging Markets Fund

     - Portfolio Manager. Mr. Chiang joined Montgomery in 1996, co-managing the Montgomery Emerging Markets Fund. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and a M.B.A. degree in Finance from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

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

JOSEPHINE JIMENEZ, CFA

-    Montgomery Emerging Markets and Emerging Markets Focus Funds

     - Senior Portfolio Manager. Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Emerging Markets Fund since it launched in 1992. She has managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a M.S. degree from the Massachusetts Institute of Technology and a B.S. degree from New York University.

CHETAN JOGLEKAR

-    Montgomery Global Long-Short Fund

     - Portfolio Manager. Mr. Joglekar joined Montgomery in 1997 as a senior trader responsible for the Asian and European markets. He has been involved in executing long and short trades for the Montgomery Global Long-Short Fund since its inception and has been managing the Fund since 2000. From 1995 to 1997, he was the chief trader at Janhavi Securities PVT Ltd., a brokerage house based in India. Mr. Joglekar holds a Bachelor of Engineering degree with a concentration in Mechanical Engineering from the University of Pune in India.

STEPHEN PARLETT, CFA

-    Montgomery Global Tech, Telecom and Media Fund

     - Portfolio Manager. Since joining the Montgomery Global Equity team in 1995, Mr. Parlett has been responsible for global communications sector analysis. He has co-managed the Montgomery Global Tech, Telecom and Media Fund since 2000. Prior to that he was the firm's portfolio accounting manager, helping implement a new international portfolio accounting system. Before joining Montgomery in 1993, he was an international portfolio accountant at G.T. Capital Management. Mr. Parlett holds a B.S. degree in Finance from California State University, Sacramento.

JEROME "CAM" PHILPOTT, CFA

-    Montgomery Mid Cap, Mid Cap Focus and Small Cap Funds

     - Portfolio Manager. Mr. Philpott joined Montgomery in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund since 1993, the Montgomery Mid Cap Focus Fund since its inception in 2000 and the Montgomery Mid Cap Fund since 2001. Prior to Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company, where he focused on the consumer and telecommunications industries. Prior to that he worked as a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott holds a M.B.A. degree from the Darden School at the University of Virginia and a B.A. degree in Economics from Washington and Lee University.

ANDREW PRATT, CFA

-    Montgomery Growth and U.S. Focus Funds

     - Portfolio Manager. Mr. Pratt joined Montgomery in 1993 as part of the Growth Equity team. He has managed the Montgomery U.S. Focus Fund since its inception in 1999. In

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

          2000 he became portfolio manager of the Montgomery Growth Fund. In addition, he has been managing U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was with Hewlett-Packard as an equity analyst covering a variety of industry groups. While at HP he also managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Mr. Pratt holds a B.B.A. degree from the University of Wisconsin and a M.S. degree in Finance from Boston College.

CHARLES I. REED, CFA

-    Montgomery Mid Cap Focus and Small Cap Funds

     - Portfolio Manager. Mr. Reed joined Montgomery in 1997 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund and the Mid Cap Focus Fund since 2000. From 1995 to 1997, he was an equity analyst for Berger Associates, Inc., where he conducted research on publicly traded companies, performed fundamental analysis of data networking companies, and developed and maintained financial models on companies within the financial telecommunications and temporary staffing industries. From 1992 to 1995, Mr. Reed worked as a project manager for Lipper Analytical Services, Inc., performing mutual fund analysis on performance and expenses. He received a B.S. degree in Finance from Colorado State University and a M.S. degree in Finance with an emphasis in Financial Analysis from the University of Colorado.

STUART ROBERTS

-    Montgomery Mid Cap and Small Cap Funds

     - Senior Portfolio Manager. Mr. Roberts has been managing the Montgomery Small Cap Fund since its inception in 1990 and has specialized in small-cap growth investing since 1983. In 2001, he became a portfolio manager of the Montgomery Mid Cap Fund. Prior to joining Montgomery, he was vice president and portfolio manager at Founders Asset Management, where he was responsible for managing three separate growth-oriented small-cap mutual funds. Before joining Founders, Mr. Roberts managed a health-care sector mutual fund as portfolio manager at Financial Programs, Inc. He holds a M.B.A. degree from the University of Colorado and a B.A. degree in Economics and History from Bowdoin College.

WILLIAM STEVENS

- Montgomery Total Return Bond, Short Duration Government Bond and Government Money Market Funds

     - Senior Portfolio Manager. Mr. Stevens began his investment career in 1984 and has directed Montgomery's Fixed-Income team since joining the firm in 1992, managing these three Funds since their inceptions. Mr. Stevens also serves as Montgomery's president and chief investment officer. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

CFA(R) and Chartered Financial Analyst(R) are trademarks of the Association for Investment Management and Research.

                                       55

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

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

- FUNDS DISTRIBUTOR, INC., located in New York City and Boston, distributes the Funds.

- DST SYSTEMS, INC., located in Kansas City, Missouri, is the Funds' Master Transfer Agent, who performs certain recordkeeping and accounting functions for the Funds.

- STATE STREET BANK AND TRUST COMPANY also located in Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Funds.


- J.P. MORGAN INVESTOR SERVICES CO., located in Boston, Massachusetts, assists Montgomery Asset Management, LLC in providing administrative services for the Funds, and acts as the Funds' accountant.

- J.P. MORGAN CHASE BANK, located in New York City, acts as the Funds' custodian.


ADDITIONAL BENCHMARK INFORMATION

- The LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

- The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY ASIA-FREE (EX-JAPAN) INDEX comprises equities in 12 countries in the Asia Pacific region.

- The MSCI ALL-COUNTRY WORLD FREE INDEX is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

- The MSCI EMERGING MARKETS FREE INDEX is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

- The MSCI EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

- The MSCI WORLD TELECOM SERVICES INDEX is a capitalization-weighted index comprising of equity securities of communications companies in developed countries worldwide.

- The MSCI WORLD INDEX measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

- The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

- The RUSSELL 1000 INDEX is a capitalization-weighted total return index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

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

- The RUSSELL 2000 INDEX is a capitalization-weighted total return index that measures the performance of the smallest 2,000 companies within the Russell 3000 Index.

- The RUSSELL 3000 INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

- The RUSSELL 1000 GROWTH INDEX is a capitalization-weighted total return index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

- The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

- The STANDARD & POOR'S (S&P) 500 INDEX covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

- The S&P MID CAP 400 INDEX is an unmanaged broad-based composite index that measures the performance of 400 mid-sized companies (with market capitalizations between $189 million and $23 billion) in the U.S. market.

- The 50% SALOMON SMITH BARNEY THREE-MONTH U.S. TREASURY BILL (T-BILL) INDEX - 50% MSCI ALL-COUNTRY WORLD FREE INDEX is a blended index of two published indices derived and maintained by Montgomery Asset Management, LLC. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney Three-Month U.S. T-Bill Index and adding 50% of the one-month total return for the MSCI All-Country World Free Index. The sum value of this calculation derives the return for the index. The index is rebalanced monthly.

- The LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS AVERAGE INDEX is an equally weighted index composed of 30 funds that intend to keep a constant net asset value and that invest principally in financial instruments guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

- The LEHMAN BROTHERS GOVERNMENT BOND 1-3 YEAR INDEX is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ Treasury Index.

- The SALOMON SMITH BARNEY THREE-MONTH U.S. T-BILL INDEX measures monthly return equivalents of yield averages that are not marked to market. The index consists of the average of the last three-month T-bill issues. Returns for this index are calculated on a monthly basis only.

BUYING, SELLING AND EXCHANGING SHARES

SUMMARY

To open a new account, complete and mail the New Account application included with this prospectus with a check made payable to The Montgomery Funds (we do not accept the following forms of investment: cash, checks drawn on foreign banks, credit card checks, starter checks, money orders or traveler's checks) or complete an application online by accessing www.montgomeryfunds.com.

The minimum initial investment and required minimum account balance for any Montgomery Fund is $2,500. The minimum subsequent investment is $100. With the exception of retirement accounts (IRAs), Fund accounts with a balance of less than $2,500 will be assessed a $10 account maintenance fee.

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Trade requests received after 1:00 P.M. Pacific Time (4:00 P.M. Eastern Time), with the exception of requests for the Government Money Market Fund which are received after 12 noon Eastern Time, will be executed at the following business day's closing price. Once a trade is placed, it may not be altered or canceled.

Checks should be made payable to: The Montgomery Funds

Once an account is established, you can:

     -   Buy, sell or exchange shares online

         Go to www.montgomeryfunds.com. Follow online instructions to enable this service.

     -   Buy, sell or exchange shares by phone

         Contact The Montgomery Funds at (800) 572-FUND [3863].
         Press 1 for a shareholder service representative, or press 2 for the automated Montgomery Star System.

     -   Buy or sell shares by wiring funds

         To:                State Street Bank and Trust Company - ABA #101003621

         For:               DST Systems, Inc. - Account #7526601
                            Attention: The Montgomery Funds

         For Credit to:     [shareholder(s) name], [shareholder(s) account
                            number], [Montgomery Fund name]

     -   Buy or sell shares by mail

         Mail buy/sell order(s) with your check

         By regular mail:   The Montgomery Funds
                            c/o DST Systems, Inc.
                            P.O. Box 219073
                            Kansas City, MO 64121-9073

         By express or
         overnight service: The Montgomery Funds
                            c/o DST Systems, Inc.
                            210 West 10th Street, 8th Floor
                            Kansas City, MO 64105-1614

TO OPEN A NEW ACCOUNT

ONLINE. Visit www.montgomeryfunds.com to print out an application or to exchange at least $2,500 from an existing account into a new account.

BY PHONE. To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

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BY WIRE. Call us at (800) 572-FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New
Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account. See "Buy or sell shares by wiring funds," above. Please note that your bank may charge a wire transfer fee.

BY MAIL. Send your signed, completed application, with a check payable to The Montgomery Funds to the appropriate address (see "Buy or sell shares by mail" above). Your check must be in U.S. dollars and drawn on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.




TRADING TIMES. Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific Time (4:00 P.M. Eastern Time) will be executed at the next business day's closing price.

BUYING ADDITIONAL SHARES

ONLINE. To buy shares online, you must first set up an Electronic Link (described in the note at above left). Then visit www.montgomeryfunds.com to create a Personal Identification Number (PIN) for accessing your account(s). You can purchase up to $25,000 per day in additional shares of any Fund, except those held in a retirement account. The cost of the shares will be automatically deducted from your bank account within two days of your purchase.

BY PHONE. Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call (800) 572-FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

- Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

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- Send us a check by overnight or second-day courier service.

- Instruct your bank to wire money to our affiliated bank using the information under "Buying, Selling and Exchanging Shares" (page 58).

Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific Time.

BY WIRE. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Buy or sell shares by wiring funds" (page 58).

BY MAIL. Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail a check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

EXCHANGING SHARES

You may exchange Class R shares in one Fund for Class R shares in another in accounts with the same registration, Taxpayer Identification Number (TIN) and address. There is a $100 minimum to exchange into a Fund you currently own and a $2,500 minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at (800) 572-FUND [3863] or through our online Account Access area at www.montgomeryfunds.com.

We will process your exchange order at the next-calculated NAV.

You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same TIN will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways. Redemption fees may apply to exchanges or redemptions out of some Funds.

SELLING SHARES

You may sell some or all of your Fund shares on days that the NYSE is open for trading (except that the Fixed-Income and Money Market Funds also may not be sold on bank holidays because the bond markets are closed). Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature

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guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into the Montgomery Government Money Market Fund.

Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

- For share sale proceeds transferred by wire, a $10 wire transfer fee will be deducted directly from the proceeds.

- For redemption checks requested by overnight courier, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

Our Electronic Link program allows us to automatically debit or credit your bank account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic Link.

BY INTERNET OR PHONE. You may accept or decline Internet or telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through www.montgomeryfunds.com, through one of our shareholder service representatives or through our automated Star System at
(800) 572-FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our Internet or phone transaction policies, see "Other Policies" on page 63.

Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific Time.

BY MAIL. Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your pre-designated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (which is not the same as a notarization) available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

If you want to wire your redemption proceeds but do not have a pre-designated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call (800) 572-FUND [3863] for more details.

BY CHECK. If you have check writing privileges on your account, you may write a check to redeem some of your shares, but not to close your account in the Money Market or Fixed-Income Funds. A balance must be available in the Fund upon which the check is drafted. Proceeds may not be available until your check or bank transfer clears, which may take up to 15 days after the purchase

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date. Check writing is not available for assets in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks upon request. Note that we may impose a charge for a stop-payment request.

REDEMPTION FEE. The redemption fees for the U.S. Equity Funds and the International and Global Equity Funds are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the NAV of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

OTHER ACCOUNT INFORMATION

Generally, you pay no sales charge to invest in Class R shares of The Montgomery Funds. The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs). The minimum subsequent investment for each Fund is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment adviser, different requirements may apply. All investments must be made in U.S. dollars.

We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. If a Fund is closed to new investors, shareholders who maintain the minimum required balance of $2,500 may make additional investments in the Fund. Employer-sponsored retirement plans, if they are already invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund. The Montgomery Funds reserve the right to close or liquidate a Fund at their discretion.

HOW FUND SHARES ARE PRICED

How and when we calculate the Funds' price or NAV determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

We calculate the NAV of each Montgomery Fund (other than the Fixed-Income and Money Market Funds) after the close of trading on the New York Stock Exchange
(NYSE) every day the NYSE is open. We do not calculate NAVs on days on which the NYSE is closed for trading. Further, we do not calculate the NAVs of the Fixed-Income and Money Market Funds on bank holidays. The Funds

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may, but do not expect to, determine the NAVs of their shares on any day the
NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are provided in the Statement of Additional Information.

- GOVERNMENT MONEY MARKET FUND. THE PRICE OF THE GOVERNMENT MONEY MARKET FUND IS DETERMINED AT 12 NOON EASTERN TIME EVERY DAY THE NYSE IS OPEN, EXCEPT FOR BANK HOLIDAYS. If we receive your order by that time, your shares will be priced at the NAV calculated at noon that day. If we receive your order after 12 noon Eastern Time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon Eastern Time will be eligible to accrue any dividend paid for the day of investment.

- BANK HOLIDAYS. ON BANK HOLIDAYS WE WILL NOT CALCULATE THE PRICE OF THE FIXED-INCOME AND MONEY MARKET FUNDS, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.

- FOREIGN FUNDS. SEVERAL OF OUR FUNDS INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES AND TRADED ON FOREIGN EXCHANGES. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

MANAGE YOUR ACCOUNT(S) ONLINE

Our Account Access area offers free, secure, around-the-clock access to your Montgomery Funds account(s). At montgomeryfunds.com shareholders can:

-    Check current account balances        -    View tax summaries
-    Buy, exchange or sell shares          -    Change address of record
-    View the most recent account          -    Consent for electronic delivery
     activity and up to 160 records of          of regulatory documents
     account history within the past two
     years
-    View statements                       -    Reorder checkbooks
-    Order duplicate statements and tax
     forms

Access your account(s) online today: Simply click on the Account Access tab and follow the simple steps to create a secure PIN. It takes only a minute.

For your protection this secure area of our site requires the use of browsers with 128-bit encryption. If you are not sure what level of security your browser supports, click on our convenient browser check.

OTHER POLICIES

MINIMUM ACCOUNT BALANCES. Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $2,500, with the exception of Retirement accounts (IRAs). If your Fund account balance falls below that amount for any reason, we may ask you to add to your account. If your Fund account balance is not brought up to the minimum or you do not send us other

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instructions, we may either redeem your shares and send you the proceeds or we may charge you an annual maintenance fee of $10. The fee is payable to the Fund and is designed to offset in part the relatively higher costs of servicing small accounts. The Fund reserves the right to waive the fee. We believe that this policy is in the best interests of all our shareholders.

EXPENSE LIMITATIONS. The Manager may reduce its management fees and absorb expenses to maintain total operating expenses (excluding Rule 12b-1 fees, interest, taxes, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows the Manager three fiscal years to recover amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation for the fiscal year. The Manager may not request or receive reimbursement of such amounts before payment of the Fund's operating expenses for the current year.

SHAREHOLDER SERVICING PLAN. The Global Long-Short Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

IN-KIND REDEMPTIONS. When in the judgment of the Manager it is consistent with the best interests of a Fund, an investor may redeem shares of the Fund and receive securities from the Fund selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in-kind, the redeemed securities shall be valued at the identical time and in the identical manner as the other portfolio securities for purposes of calculating the net asset value of the Fund's shares.

UNCASHED REDEMPTION CHECKS. If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, please call us at (800) 572-FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

TRANSACTION CONFIRMATION. If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

BUYING AND SELLING SHARES THROUGH SECURITIES BROKERS AND BENEFIT PLAN ADMINISTRATORS. You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. Eastern Time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

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INTERNET AND TELEPHONE TRANSACTIONS

By buying or selling shares over the Internet or the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your Internet or telephone transaction privileges.

The shares you purchase over the Internet or by phone will be priced at the first NAV we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

-    Recording certain calls

- Requiring an authorization number or other personal information not likely to be known by others

-    Sending a transaction confirmation to the investor

The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryfunds.com in particular, could result in a delay or interruption in your ability to access our Web site, to place purchase or sale orders with the Funds, to receive certain shareholder information electronically or otherwise to interact with the Funds.

We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, or you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising Internet and/or telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request using the automated Star System, via overnight courier or by telegram.

You may discontinue Internet or telephone privileges at any time.

TAX WITHHOLDING INFORMATION

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or a TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

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Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.


IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a New Account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice.

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PRIVACY NOTICE

The Montgomery Funds may collect or capture nonpublic personal information about you from the following sources:

-    The Montgomery Funds New Account application or other forms;

-    Oral conversations with our representatives;

-    Your transactions with us;

-    Electronic sources such as our Web sites or e-mails; and

- Information about any bank account you use for transfers between your bank account and your Fund accounts, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Please inform us if you do not want to receive e-mail from our company in the future by sending us an e-mail at feedback@montgomeryasset.com. If you supply us with your postal address online you may receive periodic mailings from us with information on new products and services or upcoming events. If you do not wish to receive such mailings, please let us know by calling 800-572-FUND [3863]. Persons who supply us with their telephone numbers online may receive telephone contact from us with information regarding orders they have placed. If you do not wish to receive such phone calls, again, please let us know by calling 800-572-FUND [3863].

If you have any additional questions or concerns about privacy, our information practices or the confidentiality of personal data transmissions, please contact a shareholder services representative at 800-572-FUND [3863].

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AFTER YOU INVEST

TAX CONSEQUENCES

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information, available for free by calling
(800) 572-FUND [3863]. Consult your tax adviser about the potential tax consequences of investing in the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

Each of the Funds declares and pays income dividends on or about the last business day of each month and capital gains in the last quarter of each calendar year. Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.

KEEPING YOU INFORMED

After you invest, you will receive detailed information on our useful services and tools available for investors. During the year we will also send you the following communications:

-    CONFIRMATION STATEMENTS, mailed after transactions occur in your account

- ACCOUNT STATEMENTS, mailed after the close of each calendar quarter (also available online)

- ANNUAL AND SEMIANNUAL REPORTS, mailed approximately 60 days after June 30 and December 31

-    1099 TAX FORM, sent by January 31

-    5498 TAX FORM, sent by May 31

-    ANNUAL UPDATED PROSPECTUS, mailed to existing shareholders in the fall

To save you money, we will send only one copy of each shareholder report, prospectus and prospectus supplement to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address).

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

We will household all shareholder documents indefinitely; however, if you prefer to continue to receive separate mailings for each shareholder living in your household, please call (800) 572-FUND [3863].

                                       69

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

ELECTRONIC DELIVERY

YOU CAN RECEIVE YOUR MONTGOMERY DOCUMENTS (ANNUAL, SEMIANNUAL REPORTS, PROSPECTUSES, PROXIES AND QUARTERLY STATEMENTS) ELECTRONICALLY WHEN YOU SIGN UP FOR THIS FEATURE AT www.montgomeryfunds.com IN THE ACCOUNT ACCESS SECTION.

Once your Montgomery Funds documents are available, you'll receive a notification e-mail that contains a link back to our Web site. Printed documents will no longer be mailed to you unless a notification e-mail is returned to us as undeliverable. You can change or remove your e-delivery options at any time by returning to www.montgomeryfunds.com and clicking on Account Access.

IRA FEE WAIVED

With the exception of IRA accounts, Fund accounts with a balance of less than $2,500 will be assessed a $10 account maintenance fee. This fee is waived for shareholders enrolled in the Electronic Delivery program.


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

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown. The following selected per-share data and ratios were audited by PricewaterhouseCoopers LLP. The audit reports of PricewaterhouseCoopers appear in the 2002 Annual Reports of the Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

                                                                                       GLOBAL LONG-SHORT FUND (1)
                                                                                              04/01/99-
                                                           06/30/02   06/30/01(4)  06/30/00    06/30/99    03/31/99(4)    03/31/98
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                                           (2)(3)                     (1)(4)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                       $13.16     $30.80       $19.65      $16.47       $12.70     $10.00
Net investment income/ (loss)                                (0.19)     (0.16)       (0.60)      (0.06)       (0.05)      0.02
Net realized and unrealized gain/(loss) on investments       (2.07)     (8.36)       13.74        3.24         4.92       2.68
Net increase/ (decrease) in net assets resulting from        (2.26)     (8.52)       13.14        3.18         4.87       2.70
  investment operations
Dividends from net investment income                            --         --           --          --           --         --
Distributions from net realized capital gains                   --      (9.12)       (1.99)         --        (1.10)        --
Distributions from capital                                      --         --           --          --           --         --
Total distributions                                             --      (9.12)       (1.99)         --        (1.10)        --
NET ASSET VALUE - END OF PERIOD                             $10.90     $13.16       $30.80      $19.65       $16.47     $12.70
                                                           ========================================================================
TOTAL RETURN(5)                                             (16.79)%   (34.33)%      67.54%      19.61%       39.87%      27.2%
Net assets, end of period (in 000s)                        $39,822    $90,973     $368,301    $216,300      $83,638    $16,579
Ratio of net investment income/ (loss) to average net        (0.80)%    (0.68)%      (1.92)%     (2.30)%(6)   (0.35)%     0.65%(6)
  assets

Net investment income/ (loss) before deferral of fees by    $(0.25)    $(0.16)      $(0.60)     $(0.06)      $(0.09)    $(0.05)
  Manager

Portfolio turnover rate                                        425%       143%         204%         43%         226%        84%
Expense ratio including certain other expenses(7)             2.44%      3.05%        3.91%       4.18%(6)     3.40%      2.78%(6)
Expense ratio before deferral of fees by Manager,             2.97%      3.05%        3.91%       4.61%(6)     3.79%      5.19%(6)
  including certain other expenses(7)
Expense ratio excluding certain other expenses(7)             2.35%      2.25%        2.06%       2.35%(6)     2.35%      2.35%(6)

------------------------------

(1) The Global Long-Short Fund commenced operations on December 31, 1997.
(2) On January 29, 1999, the Global Long-Short Fund's Class R shares were issued in exchange for Class A shares.
(3) The Fund changed its fiscal year end from March 31 to June 30.
(4) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.
(5) Total return represents aggregate total return for the periods indicated.
(6) Annualized.
(7) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                                      GROWTH FUND

  SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:   06/30/02      06/30/01         06/30/00(1)       06/30/99(1)   06/30/98(1)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE - BEGINNING OF PERIOD                    $14.66       $21.11            $24.34              $23.68        $23.07
  Net investment income/ (loss)                              0.06        (0.08)             0.00(2)             0.09          0.17
  Net realized and unrealized gain/(loss) on                (3.30)       (3.84)            (0.04)(3)            2.24          3.51
    investments

  Net increase/ (decrease) in net assets resulting          (3.24)       (3.92)            (0.04)               2.33          3.68
    from investment operations
  Dividends from net investment income                         --           --             (0.18)              (0.10)        (0.15)

  Distributions from net realized capital gains             (1.45)       (2.53)            (3.01)              (1.57)        (2.92)

  Distributions from capital                                   --           --                --                  --            --
  Total distributions                                       (1.45)       (2.53)            (3.19)              (1.67)        (3.07)
  NET ASSET VALUE - END OF PERIOD                           $9.97       $14.66            $21.11              $24.34        $23.68
                                                         ==========================================================================
  TOTAL RETURN(4)                                          (23.80)%     (20.57)%            0.47%              11.41%        17.31%
  Net assets, end of period (in 000s)                    $162,925     $262,514          $414,632            $669,789    $1,382,874
  Ratio of net investment income/ (loss) to                  0.47%       (0.56)%           (0.02)%              0.46%         0.71%
    average net assets
  Net investment income/ (loss) before deferral of          $0.05       $(0.10)            $0.00(2)            $0.09         $0.17
    fees by Manager

  Portfolio turnover rate                                     100%          81%               79%                 39%           54%
  Expense ratio including certain other expenses(5)          1.50%        1.43%             1.49%               1.38%         1.20%
  Expense ratio before deferral of fees by                   1.55%        1.43%             1.49%               1.38%         1.20%
    Manager, including certain other expenses(5)
  Expense ratio excluding certain other expenses(5)          1.50%        1.42%             1.46%               1.35%         1.19%

------------------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Amount represents less than $0.01 per share.
(3) The amount shown in this caption for each share outstanding throughout the period may not be in accordance with the net realized and unrealized gain/(loss) for the period because of the timing of the purchases and withdrawal of shares in relation to the fluctuating market values of the Fund.
(4) Total return represents aggregate total return for the periods indicated.
(5) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                                   MID CAP FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:      06/30/02     06/30/01     06/30/00      06/30/99        06/30/98(1)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                     $14.61        $24.85       $19.80          $21.89          $19.00
Net investment income/ (loss)                              (0.10)        (0.19)       (0.35)          (0.16)          (0.18)
Net realized and unrealized gain/(loss) on investments     (3.58)        (1.61)        8.07           (0.80)           4.21
Net increase/ (decrease) in net assets resulting from      (3.68)        (1.80)        7.72           (0.96)           4.03
  investment operations
Dividends from net investment income                          --            --           --              --              --

Distributions from net realized capital gains              (1.24)        (8.44)       (2.67)          (1.13)          (1.14)

Distributions from capital                                    --            --           --              --              --
Total distributions                                        (1.24)        (8.44)       (2.67)          (1.13)          (1.14)
NET ASSET VALUE - END OF PERIOD                            $9.69        $14.61       $24.85          $19.80          $21.89
                                                         =====================================================================
TOTAL RETURN(2)                                           (26.49)%      (11.76)%      42.46%          (4.07)%         22.18%
Net assets, end of period (in 000s)                       98,526      $164,497     $224,944        $382,483        $391,973
Ratio of net investment income/ (loss) to average net      (0.80)%       (1.13)%      (1.19)%         (0.83)%         (0.84)%
  assets

Net investment income/ (loss) before deferral of fees     $(0.20)       $(0.34)      $(0.45)         $(0.16)         $(0.18)
  by Manager

Portfolio turnover rate                                      143%           68%          63%             76%             24%
Expense ratio including certain other expenses(3)           1.50%         1.51%        1.55%           1.66%           1.57%
Expense ratio before deferral of fees by Manager,           3.10%         2.32%        1.92%           1.66%           1.57%
  including certain other expenses(3)
Expense ratio excluding certain other expenses(3)           1.50%         1.50%        1.50%           1.66%           1.56%

------------------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Total return represents aggregate total return for the periods indicated.
(3) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                   MID CAP FOCUS FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:            06/30/02      06/30/01
----------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                               $8.69        $10.00
Net investment income/ (loss)                                      (0.02)          0.05
Net realized and unrealized gain/(loss) on investments             (1.49)        (1.33)
Net increase/ (decrease) in net assets resulting from              (1.51)        (1.28)
  investment operations
Dividends from net investment income                               (0.03)        (0.03)

Distributions from net realized capital gains                          --            --

Distributions from capital                                             --            --
Total distributions                                                (0.03)        (0.03)
NET ASSET VALUE - END OF PERIOD                                     $7.15         $8.69
                                                           =============================
TOTAL RETURN(1)                                                  (17.43)%      (12.86)%
Net assets, end of period (in 000s)                                $1,264        $2,501
Ratio of net investment income/ (loss) to average net             (0.65)%      0.53%(2)
  assets

Net investment income/ (loss) before deferral of fees by          $(0.52)       $(0.28)
  Manager

Portfolio turnover rate                                              153%          179%
Expense ratio including certain other expenses(3)                   1.40%      1.41%(2)
Expense ratio before deferral of fees by Manager,                   8.45%      4.28%(2)
  including certain other expenses(3)
Expense ratio excluding certain other expenses(3)                   1.40%      1.40%(2)

------------------------------

(1) Total return represents aggregate total return for the periods indicated.
(2) Annualized.
(3) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                                        SMALL CAP FUND

                                                             06/30/02      06/30/01        06/30/00      06/30/99        06/30/98
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                           (1)                           (1)             (1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                         $11.85         $22.20         $16.58        $20.73          $19.52
Net investment income/ (loss)                                  (0.07)         (0.13)         (0.28)        (0.17)          (0.15)
Net realized and unrealized gain/(loss) on investments         (3.08)         (4.43)          5.90         (1.21)           4.33
Net increase/ (decrease) in net assets resulting from          (3.15)         (4.56)          5.62         (1.38)           4.18
  investment operations
Dividends from net investment income                              --             --             --            --              --
Distributions from net realized capital gains                  (0.09)         (5.79)         (0.00)(2)     (2.07)          (2.97)
Distributions in excess of net realized capital gains             --             --             --         (0.70)             --

Distributions from capital                                        --             --             --            --              --
Total distributions                                            (0.09)         (5.79)         (0.00)(2)     (2.77)          (2.97)
NET ASSET VALUE - END OF PERIOD                                $8.61         $11.85         $22.20        $16.58          $20.73
                                                              ====================================================================
TOTAL RETURN(2)                                               (26.68)%       (21.71)%        34.12%        (4.14)%         23.23%
Net assets, end of period (in 000s)                          $46,707        $74,297       $102,622      $113,323        $203,437
Ratio of net investment income/ (loss) to average net          (0.68)%        (0.85)%        (1.14)%       (1.09)%         (0.70)%
  assets

Net investment income/ (loss) before deferral of fees         $(0.08)        $(0.13)        $(0.28)       $(0.17)         $(0.15)
  by Manager

Portfolio turnover rate                                          152%           117%            93%           71%             69%
Expense ratio including certain other expenses(3)               1.40%          1.36%          1.35%         1.32%           1.24%
Expense ratio before deferral of fees by Manager,               1.51%          1.36%          1.35%         1.32%           1.24%
  including certain other expenses(3)
Expense ratio excluding certain other expenses(3)               1.40%          1.35%          1.35%         1.32%           1.24%

------------------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Total return represents aggregate total return for the periods indicated.
(3) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                           U.S. FOCUS FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:            06/30/02        06/30/01        06/30/00(1)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                             $7.77            $11.53              $10.00
Net investment income/ (loss)                                     (0.05)            (0.09)              (0.00)(2)
Net realized and unrealized gain/(loss) on investments            (2.15)            (3.23)               1.53
Net increase/ (decrease) in net assets resulting from             (2.20)            (3.32)               1.53
  investment operations
Dividends from net investment income                                 --                --                  --
Dividends in excess of net investment income                         --                --                  --
Distributions from net realized capital gains                        --             (0.44)                 --
Distributions in excess of net realized capital gains                --                --                  --
Distributions from capital                                           --                --                  --
Total distributions                                                  --             (0.44)                 --
NET ASSET VALUE - END OF PERIOD                                   $5.57             $7.77              $11.53
                                                               ==============================================
TOTAL RETURN(3)                                                  (28.31)%          (29.65)%             15.30%
Net assets, end of period (in 000s)                                $986            $1,858              $3,346
Ratio of net investment income/ (loss) to average net             (0.58)%           (0.75)%         (0.08)%(4)
  assets

Net investment income/ (loss) before deferral of fees by         $(1.28)           $(1.33)             $(0.13)
  Manager

Portfolio turnover rate                                             204%              237%                247%
Expense ratio including certain other expenses(5)                  1.41%             1.49%               1.40%(4)
Expense ratio before deferral of fees by Manager,                 19.93%            13.49%               4.37%(4)
  including certain other expenses(5)
Expense ratio excluding certain other expenses(5)                  1.40%             1.40%               1.40%(4)

------------------------------
(1) The U.S. Focus Fund commenced operations on December 31, 1999.
(2) Amount represents less than $0.01 per share.
(3) Total return represents aggregate total return for the periods indicated.
(4) Annualized.
(5) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                               INTERNATIONAL GROWTH FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:      06/30/02    06/30/01      06/30/00(1)      06/30/99      06/30/98(1)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                     $12.44         $20.52         $18.97          $18.67          $16.24
Net investment income/ (loss)                              (0.06)         (0.17)         (0.17)           0.09            0.04
Net realized and unrealized gain/(loss) on investments     (2.14)         (6.12)          2.11            0.31            3.48
Net increase/ (decrease) in net assets resulting from      (2.20)         (6.29)          1.94            0.40            3.52
  investment operations
Dividends from net investment income                          --             --             --              --           (0.02)
Dividends in excess of net investment income                  --             --             --              --           (0.00)(2)
Distributions from net realized capital gains                 --          (1.79)         (0.39)          (0.10)          (1.07)
Distributions in excess of net realized capital gains         --             --             --              --              --
Distributions from capital                                    --             --             --              --              --
Total distributions                                           --          (1.79)         (0.39)          (0.10)          (1.09)
NET ASSET VALUE - END OF PERIOD                           $10.24         $12.44         $20.52          $18.97          $18.67
                                                         =========================================================================
TOTAL RETURN(3)                                           (17.68)%       (32.47)%        10.16%           2.34%          23.27%
Net assets, end of period (in 000s)                      $31,878        $54,941       $184,588        $227,287         $64,820
Ratio of net investment income/ (loss) to average net      (0.19)%        (0.48)%        (0.83)%          0.41%           0.22%
  assets

Net investment income/ (loss) before deferral of fees     $(0.14)        $(0.22)        $(0.18)          $0.09          $(0.04)
  by Manager

Portfolio turnover rate                                      137%           186%           207%            150%            127%
Expense ratio including certain other expenses(4)           1.65%          1.77%          1.80%           1.66%           1.66%
Expense ratio before deferral of fees by Manager,           3.45%          2.36%          1.92%           1.74%           2.13%
  including certain other expenses(4)
Expense ratio excluding certain other expenses(4)           1.65%          1.65%          1.65%           1.65%           1.65%

----------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Amount represents less than $0.01 per share.
(3) Total return represents aggregate total return for the periods indicated.
(4) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                         GLOBAL OPPORTUNITIES FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:         06/30/02     06/30/01       06/30/00      06/30/99      06/30/98(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                         $12.74         $21.73         $19.21         $19.19         $19.17
Net investment income/ (loss)                                  (0.16)         (0.18)         (0.24)         (0.12)          0.00(2)
Net realized and unrealized gain/(loss) on                     (3.37)         (7.64)          4.42           2.56           3.87
  investments

Net increase/ (decrease) in net assets resulting               (3.53)         (7.82)          4.18           2.44           3.87
  from investment operations
Dividends from net investment income                              --             --             --          (0.22)            --
Dividends in excess of net investment income                      --             --             --             --             --
Distributions from net realized capital gains                     --          (1.17)         (1.66)         (2.20)         (3.85)
Distributions in excess of net realized capital                   --             --             --             --             --
  gains

Distributions from capital                                        --             --             --             --             --
Total distributions                                               --          (1.17)         (1.66)         (2.42)         (3.85)
NET ASSET VALUE - END OF PERIOD                                $9.21         $12.74         $21.73         $19.21         $19.19
                                                           ========================================================================
TOTAL RETURN(3)                                               (27.79)%       (37.25)%        21.46%         15.68%         27.12%
Net assets, end of period (in 000s)                          $21,498        $50,001        $85,723        $57,146        $96,412
Ratio of net investment income/ (loss) to average              (0.87)%        (1.14)%        (1.20)%        (0.61)%        (0.02)%
  net assets
Net investment income/ (loss) before deferral of              $(0.09)        $(0.22)        $(0.26)        $(0.14)         $0.00(2)
  fees by Manager

Portfolio turnover rate                                          155%           186%           203%           172%           135%
Expense ratio including certain other expenses(4)               1.92%          2.00%          1.95%          2.01%          1.96%
Expense ratio before deferral of fees by Manager,               2.55%          2.26%          2.09%          2.40%          2.37%
  including certain other expenses(4)
Expense ratio excluding certain other expenses(4)               1.90%          1.90%          1.90%          1.90%          1.90%

------------------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Amount represents less than $0.01 per share.
(3) Total return represents aggregate total return for the periods indicated.
(4) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                             GLOBAL FOCUS FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:   06/30/02   06/30/01(1)     06/30/00(1)    06/30/99(1)   06/30/98(1)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                   $11.01         $22.83         $22.20          $20.98          $20.01
Net investment income/ (loss)                            (0.11)         (0.13)         (0.43)          (0.09)           0.12
Net realized and unrealized gain/(loss) on               (3.46)         (7.74)          4.17            2.70            2.70
  investments

Net increase/ (decrease) in net assets resulting         (3.57)         (7.87)          3.74            2.61            2.82
  from investment operations
Dividends from net investment income                        --             --             --           (0.24)             --
Dividends in excess of net investment income                --             --             --           (0.10)             --
Distributions from net realized capital gains               --          (3.95)         (3.11)          (1.05)          (1.85)
Distributions in excess of net realized capital             --             --             --              --              --
  gains

Distributions from capital                                  --             --             --              --              --
Total distributions                                         --          (3.95)         (3.11)          (1.39)          (1.85)
NET ASSET VALUE - END OF PERIOD                          $7.44         $11.01         $22.83          $22.20          $20.98
                                                      =========================================================================
TOTAL RETURN(2)                                         (32.55)%       (38.40)%        17.14%          13.89%          15.44%
Net assets, end of period (in 000s)                    $26,292        $53,354       $115,839        $136,792        $269,667
Ratio of net investment income/ (loss) to average        (0.95)%        (0.82)%        (1.87)%         (0.47)%          0.58%
  net assets
Net investment income/ (loss) before deferral of        $(0.19)        $(0.16)        $(0.44)         $(0.09)          $0.12
  fees by Manager

Portfolio turnover rate                                    176%           199%           181%            115%            151%
Expense ratio including certain other expenses(3)         1.81%          1.82%          2.73%           1.76%           1.81%
Expense ratio before deferral of fees by Manager,         2.29%          2.00%          2.76%           1.76%           1.81%
  including certain other expenses(3)
Expense ratio excluding certain other expenses(3)         1.80%          1.80%          1.80%           1.73%           1.80%

------------------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Total return represents aggregate total return for the periods indicated.
(3) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                              GLOBAL TECH, TELECOM AND MEDIA FUND (1)

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:         06/30/02    06/30/01        06/30/00         06/30/99    06/30/98(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                        $12.04         $34.17          $26.73          $22.88          $19.61
Net investment income/ (loss)                                 (0.08)         (0.18)          (0.35)           0.01           (0.17)
Net realized and unrealized gain/(loss) on                    (4.68)        (15.60)          14.04            6.35            7.19
  investments

Net increase/ (decrease) in net assets resulting              (4.76)        (15.78)          13.69            6.36            7.02
  from investment operations
Dividends from net investment income                             --             --              --              --              --
Dividends in excess of net investment income                     --             --              --              --              --
Distributions from net realized capital gains                    --          (6.35)          (6.25)          (2.51)          (3.75)
Distributions in excess of net realized capital                  --             --              --              --              --
  gains

Distributions from capital                                       --             --              --              --              --
Total distributions                                              --          (6.35)          (6.25)          (2.51)          (3.75)
NET ASSET VALUE - END OF PERIOD                               $7.28         $12.04          $34.17          $26.73          $22.88
                                                           ========================================================================
TOTAL RETURN(3)                                              (39.54)%       (52.92)%         51.53%          31.66%          45.45%
Net assets, end of period (in 000s)                         $82,514       $173,624        $498,516        $354,730        $267,113
Ratio of net investment income/ (loss) to average             (0.71)%        (0.87)%         (1.01)%          0.02%          (0.85)%
  net assets
Net investment income/ (loss) before deferral of             $(0.08)        $(0.18)         $(0.35)          $0.01          $(0.17)
  fees by Manager

Portfolio turnover rate                                         137%           143%            186%            146%             80%
Expense ratio including certain other expenses(4)              1.90%          1.69%           1.49%           1.69%           1.93%
Expense ratio before deferral of fees by Manager,              1.94%          1.69%           1.49%           1.69%           1.93%
  including certain other expenses(4)
Expense ratio excluding certain other expenses(4)              1.90%          1.69%           1.47%           1.68%           1.90%

------------------------------

(1) Formerly Global Communications Fund.
(2) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(3) Total return represents aggregate total return for the periods indicated.
(4) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                          EMERGING MARKETS FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:       06/30/02     06/30/01(1)      06/30/00(1)       06/30/99    06/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                        $8.92          $12.04          $10.24           $9.86          $16.85
Net investment income/ (loss)                                 0.02            0.01           (0.12)           0.92            0.07
Net realized and unrealized gain/(loss) on                   (0.30)          (3.13)           1.92           (0.54)          (6.58)
  investments

Net increase/ (decrease) in net assets resulting             (0.28)          (3.12)           1.80            0.38           (6.51)
  from investment operations
Dividends from net investment income                            --              --              --              --           (0.15)
Dividends in excess of net investment income                    --              --              --              --              --
Distributions from net realized capital gains                   --              --              --              --           (0.33)
Distributions in excess of net realized capital                 --              --              --              --              --
  gains

Distributions from capital                                      --              --              --              --              --
Total distributions                                             --              --              --              --           (0.48)
Net Asset Value - End of Period                              $8.64           $8.92          $12.04          $10.24           $9.86
TOTAL RETURN(2)                                              (3.14)%        (25.91)%         17.58%           3.85%         (39.20)%
                                                          ==========================================================================
NET ASSETS, END OF PERIOD (IN 000S)                       $134,622        $166,948        $290,505        $344,907        $758,911
Ratio of net investment income/ (loss) to average             0.27%           0.12%          (1.03)%          0.01%           0.55%
  net assets
Net investment income/ (loss) before deferral of            $(0.05)         $(0.04)         $(0.13)          $0.96           $0.07
  fees by Manager

Portfolio turnover rate                                         95%             97%            113%             86%             97%
Expense ratio including certain other expenses(3)             1.95%           1.98%           2.29%           2.05%           1.65%
Expense ratio before deferral of fees by Manager,             2.82%           2.46%           2.45%           2.15%           1.65%
  including certain other expenses(3)
Expense ratio excluding certain other expenses(3)             1.90%           1.90%           1.90%           1.90%           1.60%

------------------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Total return represents aggregate total return for the periods indicated.
(3) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                         EMERGING MARKETS FOCUS FUND
                                                                                          04/01/99-
                                                         06/30/02    06/30/01  06/30/00   06/30/99       03/31/99       03/31/98
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                                          (2)            (1)         (3)(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                   $14.00       $16.57     $13.15      $9.63           $11.43        $10.00
Net investment income/ (loss)                             0.07         0.20       0.19       0.04             0.12          0.27
Net realized and unrealized gain/(loss) on                0.44        (2.73)      3.47       3.48            (1.76)         1.16
  investments

Net increase/ (decrease) in net assets resulting          0.51        (2.53)      3.66       3.52            (1.64)         1.43
  from investment operations
Dividends from net investment income                     (0.10)       (0.04)     (0.16)        --            (0.16)           --
Dividends in excess of net investment income                --           --      (0.08)        --               --            --
Distributions from net realized capital gains               --           --         --         --               --            --
Distributions in excess of net realized capital             --           --         --         --               --            --
  gains

Distributions from capital                                  --           --         --         --               --            --
Total distributions                                      (0.10)       (0.04)     (0.24)        --            (0.16)           --
Net Asset Value - End of Period                         $14.41       $14.00     $16.57     $13.15            $9.63        $11.43
TOTAL RETURN(4)                                           3.80%      (15.26)%    27.91%     36.55%          (14.04)%       14.40%
                                                       ============================================================================
NET ASSETS, END OF PERIOD (IN 000S)                    $22,974      $10,156     $4,725     $2,551           $1,655        $1,789
Ratio of net investment income/ (loss) to average         0.60%        1.68%      0.66%      0.05%(5)         1.24%        10.46%(5)
  net assets
Net investment income/ (loss) before deferral of        $(0.21)      $(0.15)    $(0.79)    $(0.10)          $(0.52)       $(0.07)
  fees by Manager

Portfolio turnover rate                                    206%         182%       264%       200%             437%           71%
Expense ratio including certain other expenses(6)         1.59%        1.72%      1.62%      1.73%(5)         2.10%         2.10%(5)
Expense ratio before deferral of fees by Manager,         4.66%        4.37%      6.15%      8.82%(5)         8.68%        15.34%(5)
  including certain other expenses(6)
Expense ratio excluding certain other expenses(6)         1.47%        1.60%      1.60%      1.73%(5)         2.10%         2.10%(5)

------------------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) The Fund changed its year end from March 31 to June 30.
(3) The Emerging Markets Focus Fund commenced operations on December 31, 1997.
(4) Total return represents aggregate total return for the periods indicated.
(5) Annualized.
(6) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                                         TOTAL RETURN BOND FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:   06/30/02       06/30/01       06/30/00      06/30/99      06/30/98(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                    $11.85         $11.33         $11.66         $12.44         $12.00
Net investment income/ (loss)                              0.43           0.70           0.77           0.73           0.72
Net realized and unrealized gain/(loss) on                 0.36           0.52          (0.20)         (0.35)          0.56
  investments

Net increase/ (decrease) in net assets resulting           0.79           1.22           0.57           0.38           1.28
  from investment operations
Dividends from net investment income                      (0.45)         (0.70)         (0.75)         (0.73)         (0.72)
Dividends in excess of net investment income                 --             --             --          (0.01)            --
Distributions from net realized capital gains             (0.22)            --             --          (0.42)         (0.12)
Distributions in excess of net realized capital              --             --          (0.15)            --          (0.00)(2)
  gains

Distributions from capital                                   --             --             --             --             --
Total distributions                                       (0.67)         (0.70)         (0.90)         (1.16)         (0.84)
Net Asset Value - End of Period                          $11.97         $11.85         $11.33         $11.66         $12.44
TOTAL RETURN(3)                                            8.81%         11.06%          4.96%          3.20%         10.92%
                                                     ============================================================================
NET ASSETS, END OF PERIOD (IN 000S)                     $38,841        $31,788        $28,112        $38,476        $77,694
Ratio of net investment income/ (loss) to average          5.38%          6.02%          6.78%          5.88%          5.81%
  net assets
Net investment income/ (loss) before deferral of          $0.40          $0.63          $0.75          $0.72          $0.71
  fees by Manager

Portfolio turnover rate                                     193%           449%           176%           158%           390%
Expense ratio including certain other expenses(4)          0.71%          0.95%          0.80%          1.16%          1.29%
Expense ratio before deferral of fees by Manager,          1.42%          1.59%          1.13%          1.25%          1.34%
  including certain other expenses(4)
Expense ratio excluding certain other expenses(4)          0.70%          0.70%          0.70%          0.70%          0.70%

------------------------------

(1) The Total Return Bond Fund commenced operations on June 30, 1997.
(2) Amount represents less than $0.01 per share.
(3) Total return represents aggregate total return for the periods indicated.
(4) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                            SHORT DURATION GOVERNMENT BOND FUND

                                                             06/30/02    06/30/01        06/30/00        06/30/99     06/30/98
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                         (1)             (1)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                         $10.20       $9.90          $10.04          $10.14           $9.99
Net investment income/ (loss)                                   0.46        0.58            0.58            0.53            0.57
Net realized and unrealized gain/(loss) on investments          0.22        0.30           (0.14)          (0.05)           0.16
Net increase/ (decrease) in net assets resulting from           0.68        0.88            0.44            0.48            0.73
  investment operations
Dividends from net investment income                           (0.49)      (0.58)          (0.57)          (0.51)          (0.56)
Dividends in excess of net investment income                      --          --           (0.01)          (0.02)             --
Distributions from net realized capital gains                  (0.13)         --              --              --           (0.02)
Distributions in excess of net realized capital gains             --          --              --           (0.05)             --
Distributions from capital                                        --          --              --              --              --
Total distributions                                            (0.62)      (0.58)          (0.58)          (0.58)          (0.58)
Net Asset Value - End of Period                               $10.26      $10.20           $9.90          $10.04          $10.14
TOTAL RETURN(2)                                                 6.80%       9.09%           4.55%           4.82%           7.56%
                                                          =========================================================================
NET ASSETS, END OF PERIOD (IN 000S)                         $449,648    $267,444        $171,879        $154,365         $66,357
Ratio of net investment income/ (loss) to average net           4.38%       5.70%           5.84%           5.21%           5.83%
  assets

Net investment income/ (loss) before deferral of fees          $0.39       $0.53           $0.56           $0.48           $0.51
  by Manager

Portfolio turnover rate                                          400%        245%            188%            199%            502%
Expense ratio including certain other expenses(3)               0.87%       1.68%           1.11%           1.35%           1.15%
Expense ratio before deferral of fees by Manager,               1.53%       2.46%           1.61%           1.85%           1.73%
  including certain other expenses(3)
Expense ratio excluding certain other expenses(3)               0.60%       0.60%           0.63%           0.62%           0.28%

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2) Total return represents aggregate total return for the periods indicated.
(3) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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

                                                                           GOVERNMENT MONEY MARKET FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:      06/30/02    06/30/01       06/30/00     06/30/99      06/30/98
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                       $1.00         $1.00        $1.00         $1.00         $1.00
Net investment income/ (loss)                               0.021         0.055        0.054         0.047         0.052
Net realized and unrealized gain/(loss) on investments      0.000(1)      0.000(1)     0.000(1)      0.000(1)      0.000(1)
Net increase/ (decrease) in net assets resulting from       0.021         0.055        0.054         0.047         0.052
  investment operations
Dividends from net investment income                       (0.021)       (0.055)      (0.054)       (0.047)       (0.052)
Dividends in excess of net investment income                   --            --           --            --            --
Distributions from net realized capital gains                  --            --           --            --            --
Distributions in excess of net realized capital gains          --            --           --            --            --
Distributions from capital                                     --            --           --            --            --
Total distributions                                        (0.021)       (0.055)      (0.054)       (0.047)       (0.052)
Net Asset Value - End of Period                             $1.00         $1.00        $1.00         $1.00         $1.00
TOTAL RETURN(2)                                              2.16%         5.64%        5.49%         4.81%         5.27%
                                                         ==================================================================
NET ASSETS, END OF PERIOD (IN 000S)                      $239,690      $774,203     $794,632      $575,387      $724,619
Ratio of net investment income/ (loss) to average net        2.31%         5.56%        5.41%         4.71%         5.15%
  assets

Net investment income/ (loss) before deferral of fees      $0.021        $0.055       $0.054        $0.047        $0.052
  by Manager

Portfolio turnover rate                                        --            --           --            --            --
Expense ratio including certain other expenses(3)            0.49%         0.45%        0.46%         0.50%         0.53%
Expense ratio before deferral of fees by Manager,            0.53%         0.45%        0.46%         0.50%         0.48%
  including certain other expenses(3)
Expense ratio excluding certain other expenses(3)            0.49%         0.45%        0.46%         0.50%         0.53%

------------------------------

(1) Amount represents less than $0.001 per share.
(2) Total return represents aggregate total return for the periods indicated.
(3) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

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


[Inside back cover]

You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in, and therefore legally a part of, this prospectus.

To request a free copy of the SAI, please call us at (800) 572-FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about The Montgomery Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, please call us at (800) 572-FUND [3863].

Corporate Headquarters:

               The MONTGOMERY Funds
               101 California Street
               San Francisco, CA 94111-9361

                                     [LOGO]
                                Invest wisely.(R)
                              (800) 572-FUND [3863]
                             www.montgomeryfunds.com

SEC File Nos.:               811-6011
                             811-8064
                                                  Funds Distributor, Inc. 10/02

[GRAPHIC]
INVEST WISELY.(R)


[ NOW YOU CAN RECEIVE YOUR DOCUMENTS ONLINE.         ]
[ SIGN UP NOW--FOR FREE--AT www.montgomeryfunds.com. ]





GUIDED BY DEEP GLOBAL PERSPECTIVE,
Montgomery is distinguished as an innovative investment management firm. Our seasoned experts are dedicated to the goal of exceptional investment performance through disciplined growth strategies.

By empowering investors with access to our experience and insight, we help you INVEST WISELY.(R)



                                         Funds Distributor, Inc. 10/02 238/2448

                                     PART A

                    PROSPECTUS FOR CLASS A, B AND C SHARES OF
                     MONTGOMERY EMERGING MARKETS FOCUS FUND
                        MONTGOMERY GLOBAL LONG-SHORT FUND

                                       AND

                       OTHER SERIES OF ANOTHER REGISTRANT

[GRAPHIC]






    [GRAPHIC]                   A, B & C CLASS PROSPECTUS  --  OCTOBER 31, 2002

THE MONTGOMERY FUNDS HAVE REGISTERED      - ALTERNATIVE FUND
EACH MUTUAL FUND OFFERED IN THIS            GLOBAL LONG-SHORT FUND
PROSPECTUS WITH THE U.S. SECURITIES AND     (CLOSED TO NEW INVESTMENTS)
EXCHANGE COMMISSION (SEC). THAT
REGISTRATION DOES NOT IMPLY, HOWEVER,     - SPECIALTY FUND
THAT THE SEC ENDORSES THE FUNDS.            EMERGING MARKETS FUND

THE SEC HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON THE       - FOCUS FUNDS
ADEQUACY OF THIS PROSPECTUS. ANY            U.S. FOCUS FUND
REPRESENTATION TO THE CONTRARY IS           MID CAP FOCUS FUND
A CRIMINAL OFFENSE.                         GLOBAL FOCUS FUND
                                            EMERGING MARKETS FOCUS FUND

                                          - FIXED-INCOME FUND
                                            TOTAL RETURN BOND FUND
                                            SHORT DURATION GOVERNMENT BOND FUND
                                            GOVERNMENT MONEY MARKET FUND


                                            [MONTGOMERY PARTNERS LOGO]
                                            A DIVISION OF MONTGOMERY ASSET
                                            MANAGEMENT, LLC

                     [ PAGE INTENTIONALLY LEFT BLANK ]

TABLE OF CONTENTS

     Alternative Fund

          Global Long-Short Fund (closed to new investments)                3

     Specialty Fund

          Emerging Markets Fund                                             6

     Focus Funds

          U.S. Focus Fund                                                   9

          Mid Cap Focus Fund                                               12

          Global Focus Fund                                                15

          Emerging Markets Focus Fund                                      18

     Fixed-Income and Money Market Funds

          Total Return Bond Fund                                           21

          Short Duration Government Bond Fund                              24

          Government Money Market Fund                                     27

     Additional Discussion of Principal Strategies and Related Risks       30

     Management of the Funds                                               32

     Investment Options                                                    35

          Buying, Selling and Exchanging Shares                            36

     Other Account Information                                             37

     After You Invest                                                      43

     Financial Highlights                                                  44

This prospectus describes only the Funds' Class A, B and C shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.


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                                       i

MONTGOMERY GLOBAL LONG-SHORT FUND | MLSAX | MLSBX | MLSCX

PORTFOLIO MANAGEMENT  Chetan Joglekar

OBJECTIVE             Long-term capital appreciation

PRINCIPAL STRATEGY    THIS FUND IS CLOSED TO NEW INVESTMENTS. AT A MEETING ON
                      SEPTEMBER 30, 2002, SHAREHOLDERS VOTED TO APPROVE CHANGES
                      TO THE NAME, MANAGEMENT, BENCHMARK AND INVESTMENT PROCESS
                      OF THE MONTGOMERY GLOBAL LONG-SHORT FUND. THESE CHANGES
                      WERE ORIGINALLY SLATED TO TAKE PLACE ON OR ABOUT
                      NOVEMBER 1, 2002, HOWEVER THE IMPLEMENTATION SCHEDULE HAS
                      BEEN DELAYED. SHAREHOLDERS WILL RECEIVE 30 DAYS' NOTICE
                      PRIOR TO THE NEW EFFECTIVE DATE OF THE FOLLOWING CHANGES:

                      - NAME CHANGE TO MONTGOMERY PARTNERS LONG-SHORT EQUITY PLUS FUND

                      -  NARROWING OF INVESTMENT UNIVERSE FROM GLOBAL TO U. S.
                         ONLY

                      -  NEW BENCHMARK (S&P 500 INDEX)

                      - NEW INVESTMENT PROCESS COMBINING POSITIONS IN S&P 500 INDEX INSTRUMENTS SUCH AS INDEX SWAPS AND FUTURES WITH A PRIMARILY MARKET-NEUTRAL EXPOSURE IN INDIVIDUAL LONG AND SHORT POSITIONS IN U.S. EQUITY SECURITIES

                      BELOW IS A DISCUSSION OF THE CURRENT PRINCIPAL STRATEGY OF THE FUND.

                      Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities in the United States and abroad.

                      The Fund is designed to profit from security selection, using long, short and leverage positions in combination to generate capital appreciation for the portfolio. Using fundamental analysis, the portfolio manager buys stocks "long" that he believes will perform better than their peers, and sells stocks "short" that he believes will underperform their peers. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the portfolio manager's company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because of the Fund's capital appreciation objective, the portfolio manager typically maintains a net long exposure, rather than takes positions designed to leave the Fund market-neutral. In an effort to enhance returns, the portfolio manager may also leverage the Fund's portfolio by engaging in margin borrowing or using options and financial futures contracts.

                      The Fund may participate in initial public offerings
                      (IPOs). The Fund's assets may be allocated strategically among countries and market sectors to take advantage of market trends.


PRINCIPAL RISKS       By investing in stocks, the Fund may expose you to
                      certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Additionally, the Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund seeks to increase return by using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. The Fund is not appropriate for conservative investors.

                      Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the manager expects. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

                      To the extent the Fund participates in IPOs, it is exposed to the risks generally associated with investing in companies that have little operating history as public companies. In addition, the market for IPOs has been volatile, and share prices of certain newly public companies have fluctuated significantly over short periods of time. The Fund's access to IPOs on a continuing basis cannot be guaranteed, and the Fund may


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                                       2
                      at times dispose of shares of such offerings shortly after their acquisition. The Fund also invests in companies that have not yet "gone public," and these investments create additional risks, such as illiquidity based on legal restrictions and less publicly available information.

                      By investing in foreign stocks, the Fund carries further risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market.

                      See "Additional Discussion of Principal Strategies and Related Risks" on page 30.



montgomeryasset.com                                            (800) 280-3372

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[CHART]

1998      41.98%
1999     133.14%
2000     -25.05%
2001     -22.61%

                              1998     1999      2000    2001
--------------------------------------------------------------
Global Long-Short Fund       41.98%   133.14%  -25.05%  -22.61%

                                            HIGHEST AND LOWEST QUARTER RETURNS
                                         (FOR THE PERIODS SHOWN IN THE BAR CHART)
                            -------------------------------------------------------------------
Global Long-Short  Fund     Highest (Q4 1999)    +59.92%     Lowest (Q2 2001)     -34.75%

            MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
            Global Long-Short  Fund                               -19.38%

The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.

            AVERAGE ANNUAL TOTAL RETURNS
            (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                        SINCE FUND INCEPTION
            GLOBAL LONG-SHORT FUND                                                          1 YEAR                  (12/31/97)
            ---------------------------------------------------------------------------------------------------------------------
                    Return Before Taxes                                                    -22.61%                   17.70%

                    Return After Taxes on Distributions(1)                                 -22.61%                   11.95%

                    Return After Taxes on Distributions and Sale of Fund Shares(1)         -13.77%                   12.99%

            COMPARATIVE RETURNS
            (Reflects no deduction for fees, expenses or taxes.)

            MSCI All-Country World Free Index(2)                                           -15.91%                   2.86%

            50% Salomon Smith Barney Three-Month U.S. Treasury Bill - 50% MSCI              -6.02%                   4.29%
               All-Country World Free Index2

Fund performance shown above is for Class C shares of the Fund. Performance results of the Class A and Class B shares are not shown because those share classes have not been open for a full calendar year. The Fund's performance data for each of the classes would differ only to the extent that each class does not have the same sales charges, fees or expenses (see page 37-38 for more information on sales charges).


montgomeryasset.com                                            (800) 280-3372

     Notes:

     (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns shown above are for the Class R shares of the Fund. The after-tax returns for the classes offered in this prospectus will vary.

     (2) See page 34 for a description of these indices. The Fund was formerly compared solely with the MSCI All-Country World Free Index. The 50% Salomon Smith Barney Three-Month U.S. Treasury Bill - 50% MSCI All-Country World Free Index is a blended index designed to measure the performance of a global portfolio with long and short holdings. The blended index better represents the Fund's performance in correlation with the market and the types of securities in which the Fund may invest. These indices do not incur expenses and cannot be purchased directly by investors.


FEES AND
EXPENSES                                                                                   CLASS A         CLASS B       CLASS C
             SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
             Maximum Sales Charge Imposed on Purchases (as a percentage
             of offering price)                                                             5.75%(1)        None          None
             Maximum Deferred Sales Charge (as a percentage of offering price)              None(2)         5.00%(3)      1.00%(4)
             Redemption Fee(5)                                                              None            None          None
             ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
             Management Fee                                                                 1.50%           1.50%         1.50%
             Distribution/Service (12b-1) Fee                                               0.25%           0.75%         0.75%
             Shareholder Servicing Fee                                                      0.00%           0.25%         0.25%
             Other Expenses(6)                                                              1.95%           1.95%         1.95%
             Total Annual Fund Operating Expenses                                           3.70%           4.45%         4.45%
             Fee Reduction and/or Expense Reimbursement                                     1.10%           1.10%         1.10%
             Net Expenses(7)                                                                2.60%           3.35%         3.35%

     (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page 27 for more detail.

     (2) A contingent deferred sales charge of 1.00% may apply to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

     (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

     (4)  Deferred sales charge is eliminated after 12 months.

     (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

     (6) Due to the relatively low amount of assets invested in Class A, Class B and Class C shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for those share classes than expenses allocated to those share classes in the past fiscal year.

     (7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses, front-end or contingent deferred loads, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 2.35% for Class A shares, 2.60% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

     Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

               ASSUMING YOU REDEEM YOUR SHARES AT THE END OF EACH PERIOD          ASSUMING YOU DO NOT REDEEM YOUR SHARES
     -----------------------------------------------------------------------------------------------------------------------
                 YEAR 1          YEAR 3          YEAR 5         YEAR 10        YEAR 1       YEAR 3       YEAR 5     YEAR 10
     -----------------------------------------------------------------------------------------------------------------------
     Class A      $823           $1,546          $2,289         $4,231          $823        $1,596       $2,289      $4,231
     Class B      $838           $1,547          $2,267         $4,358          $338        $1,247       $2,167      $4,358
     Class C      $338           $1,247          $2,167         $4,511          $338        $1,247       $2,167      $4,511


montgomeryasset.com                                            (800) 280-3372

MONTGOMERY EMERGING MARKETS FUND | MYEAX | MYEBX | MYECX

PORTFOLIO             Josephine Jimenez and Frank Chiang
MANAGEMENT

OBJECTIVE             Long-term capital appreciation

PRINCIPAL STRATEGY    Invests in companies based or operating primarily in
                      developing economies throughout the world.

                      Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of companies of any size, and based in the world's developing economies. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any one country. These may include:

                      - LATIN AMERICA: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

                      - ASIA: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

                      - EUROPE: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

                      -  THE MIDDLE EAST: Israel and Jordan

                      - AFRICA: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

                      The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.


PRINCIPAL RISKS       By investing in stocks, the Fund may expose you to
                      certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable.
                      Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities or international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.


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                                       6

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[CHART]

1997        -3.83%
1998       -38.89%
1999        62.76%
2000       -29.23%
2001        -6.76%

                                       1997    1998    1999     2000     2001
------------------------------------------------------------------------------
Emerging Markets Fund                 -3.83%  -38.89%  62.76%  -29.23%  -6.76%

                                                  HIGHEST AND LOWEST QUARTER RETURNS
                                                (FOR THE PERIODS SHOWN IN THE BAR CHART)
                                      -------------------------------------------------------------
Emerging Markets Fund                 Highest (Q4 1999)    +35.89%     Lowest  (Q3 1998)    -25.15%

            MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
            Emerging Markets Fund                                 -17.46%

The table below compares the Fund's performance with commonly-used indices for its market segment. Performance of the Fund is shown through December 31, 2001.

            AVERAGE ANNUAL TOTAL RETURNS
            (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                      SINCE FUND INCEPTION
            EMERGING MARKETS FUND                                                 1 YEAR        5 YEAR           (3/12/96)
            --------------------------------------------------------------------------------------------------------------------
                Return Before Taxes                                               -6.76%        -8.79%            -6.08%

                Return After Taxes on Distributions(1)                            -6.76%        -9.00%            -6.28%

                Return After Taxes on Distributions and Sale of Fund Shares(1)    -4.11%        -6.78%            -4.74%

            COMPARATIVE RETURNS
            (Reflects no deduction for fees, expenses or taxes.)

            MSCI Emerging Markets Free Index(2)                                   -2.37%        -5.74%            -4.84%


Fund performance shown above is for Class A (formerly Class P) shares of the Fund. The Fund's Class A shares were issued in exchange for Class P shares on October 31, 2001. Performance results of the Class B and Class C shares are not shown because those share classes have not been open for a full calendar year. The Fund's performance data for each of those classes would differ only to the extent that each class does not have the same sales charges, fees or expenses(see page 37-38 for more information on sales charges).

          Notes:

          (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

          (2) See page 34 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

montgomeryasset.com                                            (800) 280-3372

FEES & EXPENSES                                                                            CLASS A      CLASS B       CLASS C
                    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
                    INVESTMENT) Maximum Sales Charge Imposed on
                    Purchases (as a percentage of
                    offering price)                                                         5.75%(1)     None          None
                    Maximum Deferred Sales Charge (as a percentage of offering price)       None(2)      5.00%(3)      1.00%(4)
                    Redemption Fee(5)                                                       None         None          None
                    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
                    FUND ASSETS)
                    Management Fee                                                          1.25%        1.25%         1.25%
                    Distribution/Service (12b-1) Fee                                        0.25%        0.75%         0.75%
                    Shareholder Servicing Fee                                               0.00%        0.25%         0.25%
                    Other Expenses(6)                                                       1.45%        1.25%         1.15%
                    Total Annual Fund Operating Expenses                                    2.95%        3.50%         3.40%
                    Fee Reduction and/or Expense Reimbursement                              0.87%        0.70%         0.87%
                    Net Expenses(7)                                                         2.08%        2.80%         2.53%

                    (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page 27 for more detail.

                    (2) A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

                    (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

                    (4)  Deferred sales charge is eliminated after 12 months.

                    (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

                    (6) Due to the relatively low amount of assets invested in Class B shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for Class B shares than expenses allocated to that share class in the past fiscal year.

                    (7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, tax expenses, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.80% for Class A shares and 2.05% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                ASSUMING YOU REDEEM YOUR SHARES AT THE END OF
                                EACH PERIOD                                        ASSUMING YOU DO NOT REDEEM YOUR SHARES
                                   YEAR 1      YEAR 3      YEAR 5      YEAR 10      YEAR 1      YEAR 3       YEAR 5      YEAR 10
                    ------------------------------------------------------------------------------------------------------------
                    Class A         $774       $1,358      $1,966       $3,600       $774       $1,358       $1,966      $3,600
                    Class B         $783       $1,309      $1,857       $3,605       $283       $1,009       $1,757      $3,605
                    Class C         $256        $964       $1,695       $3,627       $256        $964        $1,695      $3,627


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                                       8

MONTGOMERY U.S. FOCUS FUND | MYUAX | MYUBX | MYUCX

PORTFOLIO MANAGEMENT  Andrew Pratt

OBJECTIVE             Long-term capital appreciation

PRINCIPAL STRATEGY    The Fund normally invests at least 80% of its net assets
                      by concentrating its investments in 20 to 40 U.S.
                      companies, the stocks of which have a total stock market value (MARKET CAPITALIZATION) of at least $1 billion at the time of purchase.

                      The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's primary research capabilities. When evaluating investment opportunities, we favor companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation.

PRINCIPAL RISKS       By investing in stocks, the Fund may expose you to
                      certain risks that could cause you to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market.
                      As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.


montgomeryasset.com                                            (800) 280-3372

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[CHART]

2000     -3.12%
2001    -25.32%

                                       2000     2001
-----------------------------------------------------
U.S. Focus Fund                       -3.12%   -25.32%

                                                  HIGHEST AND LOWEST QUARTER RETURNS
                                               (FOR THE PERIODS SHOWN IN THE BAR CHART)
---------------------------------------------------------------------------------------------------
U.S. Focus Fund                       Highest (Q1 2000)    +24.90%     Lowest (Q1 2001)     -23.06%

            MORE RECENT PERFORMANCE                 1/1/02 - 9/30/02
            U.S. Focus Fund                             -34.78%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

            AVERAGE ANNUAL TOTAL RETURNS
            (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                        SINCE FUND INCEPTION
            U.S. FOCUS FUND                                                                 1 YEAR                (12/31/99)
            -----------------------------------------------------------------------------------------------------------------------
                    Return Before Taxes                                                    -25.32%                  -14.93%
                    Return After Taxes on Distributions(1)                                 -25.32%                  -15.66%
                    Return After Taxes on Distributions and Sale of Fund Shares(1)         -15.42%                  -12.00%
            COMPARATIVE RETURNS
            (Reflects no deduction for fees, expenses or taxes.)
            S&P 500 Index(2)                                                               -11.88%                  -10.50%


Fund performance shown above is for Class R shares of the Fund, which do not have a sales charge and are not offered in this prospectus. Results are not available for the Fund's Class A, Class B and Class C shares because those shares have not been open for a full calendar year. Accordingly, the Fund's performance data do not reflect the maximum initial or deferred sales charge that could be imposed, since such charges vary based on share class, the amount of the investment, and the length of time the shares are held (see page 37-38 for more information on sales charges). If sales charges were deducted, the returns would have been lower.

     Notes:

     (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns shown above are for the Class R shares of the Fund. The after-tax returns for the classes offered in this prospectus will vary.

     (2) See page 34 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

montgomeryasset.com                                            (800) 280-3372

FEES AND
EXPENSES                                                                                    CLASS A        CLASS B       CLASS C
--------                                                                                    -------        -------       -------
               SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
               Maximum Sales Charge Imposed on Purchases (as a percentage
               of offering price)                                                            5.75%(1)      None          None
               Maximum Deferred Sales Charge (as a percentage of offering price)             None(2)       5.00%(3)      1.00%(4)
               Redemption Fee(5)                                                             None          None          None
               ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
               Management Fee                                                                1.00%         1.00%         1.00%
               Distribution/Service (12b-1) Fee                                              0.25%         0.75%         0.75%
               Shareholder Servicing Fee                                                     0.00%         0.25%         0.25%
               Other Expenses(6)                                                             1.25%         1.25%         1.25%
               Total Annual Fund Operating Expenses                                          2.50%         3.25%         3.25%
               Fee Reduction and/or Expense Reimbursement                                    1.25%         1.25%         1.25%
               Net Expenses(7)                                                               1.25%         2.00%         2.00%

               (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page 27 for more detail.

               (2) A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

               (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

               (4)  Deferred sales charge is eliminated after 12 months.

               (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

               (6) Due to the relatively low amount of assets invested in Class A, Class B and Class C shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for those share classes than expenses allocated to each of those share classes in the past fiscal year.

               (7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, tax expenses, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.00% for Class A shares and 1.25% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

               Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                           ASSUMING YOU REDEEM YOUR SHARES AT THE END OF
                           EACH PERIOD                                         ASSUMING YOU DO NOT REDEEM YOUR SHARES
               ------------------------------------------------------------------------------------------------------------
                              YEAR 1      YEAR 3      YEAR 5      YEAR 10      YEAR 1      YEAR 3       YEAR 5      YEAR 10
               ------------------------------------------------------------------------------------------------------------
               Class A         $695       $1,196      $1,723       $3,159       $695       $1,196       $1,723      $3,159
               Class B         $703       $1,184      $1,690       $3,291       $203        $884        $1,590      $3,291
               Class C         $203        $884       $1,590       $3,464       $203        $884        $1,590      $3,464


montgomeryasset.com                                            (800) 280-3372

MONTGOMERY MID CAP FOCUS FUND | MMFAX | MMFBX | MMFCX

PORTFOLIO             Jerome "Cam" Philpott and Charles I. Reed
MANAGEMENT

OBJECTIVE             Long-term capital appreciation

PRINCIPAL STRATEGY    Invests in a concentrated portfolio of U.S. mid-cap
                      companies.

                      Under normal conditions, the Fund concentrates its investments in 20 to 40 companies whose shares have a market value (market capitalization) profile consistent with the S&P MidCap 400 Index. (This index had a weighted average market capitalization of $4.95 billion and a median of $2.53 billion on June 30, 2002.) This Fund normally invests at least 80% of its net assets in mid-cap companies.

                      The Fund's portfolio managers follow a growth strategy to invest in mid-cap companies that have the potential to:

                      -  Gain market share within their industries

                      -  Deliver consistently high profits to shareholders

                      -  Increase their corporate earnings each quarter

                      - Provide solutions for current or impending problems in their respective industries or in society overall

PRINCIPAL RISKS       By investing in stocks, the Fund may expose you to
                      certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

                      The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.


montgomeryasset.com                                            (800) 280-3372

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[CHART]

2001    -11.29%

                                       2001
---------------------------------------------
Mid Cap Focus Fund                    -11.29%

                                                HIGHEST AND LOWEST QUARTER RETURNS
                                              (FOR THE PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------------------------
Mid Cap Focus Fund                    Highest (Q4 2001)    +19.34%     Lowest (Q3 2001)    -23.36%

            MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
            Mid Cap Focus Fund                                    -23.23%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

          AVERAGE ANNUAL TOTAL RETURNS
          (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                        SINCE FUND INCEPTION
          MID CAP FOCUS FUND                                                              1 YEAR                 (10/31/00)
          ---------------------------------------------------------------------------------------------------------------------
                  Return Before Taxes                                                    -11.29%                  -17.66%

                  Return After Taxes on Distributions(1)                                 -11.41%                  -17.84%

                  Return After Taxes on Distributions and Sale of Fund Shares(1)          -6.88%                  -14.16%

          COMPARATIVE RETURNS
          (Reflects no deduction for fees, expenses or taxes.)

          Russell Midcap Growth Index(2)                                                 -20.15%                     %

          S&P Mid Cap 400 Index (2)                                                       -0.60%                   -0.92%


Fund performance shown above is for Class R shares of the Fund, which do not have a sales charge are not offered in this prospectus. Results are not available for the Fund's Class A, Class B and Class C shares because those shares have not been open for a full calendar year. Accordingly, the Fund's performance data do not reflect the maximum initial or deferred sales charge that could be imposed, since such charges vary based on share class, the amount of the investment, and the length of time the shares are held (see page 37-38 for more information on sales charges). If sales charges were deducted, the returns would have been lower.


          Notes:

          (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns shown above are for the Class R shares of the Fund. The after-tax returns for the classes offered in this prospectus will vary.

          (2) See page 34 for a description of this index. The Fund was formerly compared with the S&P Mid Cap 400 Index. This change was effected because the Russell Midcap Growth Index represents a broader group of companies in which the Fund may invest. The Fund's strategy is to invest in mid-cap companies with growth characteristics. The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. These indices do not incur expenses and cannot be purchased directly by investors.


montgomeryasset.com                                            (800) 280-3372

FEES AND EXPENSES                                                                          CLASS A         CLASS B       CLASS C
                    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
                    INVESTMENT) Maximum Sales Charge Imposed on
                    Purchases (as a percentage of
                    offering price)                                                         5.75%(1)        None          None
                    Maximum Deferred Sales Charge (as a percentage of offering price)       None(2)         5.00%(3)      1.00%(4)
                    Redemption Fee(5)                                                       None            None          None
                    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
                    FUND ASSETS)
                    Management Fee                                                          1.00%           1.00%         1.00%
                    Distribution/Service (12b-1) Fee                                        0.25%           0.75%         0.75%
                    Shareholder Servicing Fee                                               0.00%           0.25%         0.25%
                    Other Expenses(6)                                                       1.25%           1.25%         1.25%
                    Total Annual Fund Operating Expenses                                    2.50%           3.25%         3.25%
                    Fee Reduction and/or Expense Reimbursement                              1.10%           1.10%         1.10%
                    Net Expenses(7)                                                         1.40%           2.15%         2.15%

                    (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page 27 for more detail.

                    (2) A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

                    (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

                    (4)  Deferred sales charge is eliminated after 12 months.

                    (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

                    (6) Due to the relatively low amount of assets invested in Class A, Class B and Class C shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for those share classes than expenses allocated to each of those share classes in the past fiscal year.

                    (7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, tax expenses, interest short sale dividend expenses brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.15% for Class A shares and 1.40% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                ASSUMING YOU REDEEM YOUR SHARES AT THE END OF
                                EACH PERIOD                                            ASSUMING YOU DO NOT REDEEM YOUR SHARES
                    ------------------------------------------------------------------------------------------------------------
                                   YEAR 1      YEAR 3      YEAR 5      YEAR 10      YEAR 1      YEAR 3       YEAR 5      YEAR 10
                    ------------------------------------------------------------------------------------------------------------
                    Class A         $709       $1,210      $1,736       $3,170       $709       $1,210       $1,736      $3,170
                    Class B         $718       $1,198      $1,703       $3,301       $218        $898        $1,603      $3,301
                    Class C         $218        $898       $1,603       $3,474       $218        $898        $1,603      $3,474


montgomeryasset.com                                            (800) 280-3372

MONTGOMERY GLOBAL FOCUS FUND | MGFAX | MGFBX | MGFCX

PORTFOLIO             Oscar Castro
MANAGEMENT

OBJECTIVE             Long-term capital appreciation

PRINCIPAL STRATEGY    Invests in a concentrated portfolio of companies in the
                      United States and abroad.

                      Currently, under normal conditions, the Fund invests at least 80% of its net assets by concentrating its investments in the stocks of 20 to 40 companies. In identifying investment opportunities, the Fund may select companies in the United States or in developed foreign and emerging markets. The Fund will limit its investment in any one country to no more than 40% of its assets or no more than two times the country's percentage weighting in the benchmark MSCI World Index, whichever is greater. (The MSCI World Index is described on page 34.) The Fund's investments in U.S. companies, however, are not subject to these limits.

                      The portfolio manager seeks well-managed companies of any size that he believes will be able to increase their corporate sales and earnings on a sustained basis. From these potential investments, the manager favors companies that he considers under- or reasonably valued relative to their long-term prospects. The portfolio manager also favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends affecting investments in those countries.

PRINCIPAL RISKS       By investing in stocks, the Fund may expose you to
                      certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

                      Because the Fund may invest up to 30% of its assets in any one developing country, it may be exposed to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in emerging markets, because of their relative economic and political immaturity and, in many instances, their dependence on only a few industries. They also tend to be less liquid and more volatile and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.


montgomeryasset.com                                            (800) 280-3372

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[CHART]

1997         27.53%
1998          9.16%
1999         43.80%
2000        -25.34%
2001        -37.60%

                                      1997    1998     1999     2000      2001
--------------------------------------------------------------------------------
Global Focus Fund                    27.53%   9.16%   43.80%   -25.34%   -37.60%

                                                  HIGHEST AND LOWEST QUARTER RETURNS
                                               (FOR THE PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------------------------
Global Focus Fund                     Highest (Q4 1999)    +30.40%     Lowest (Q3 2001)    -25.51%

            MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
            Global Focus Fund                                     -35.14%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

          AVERAGE ANNUAL TOTAL RETURNS
          (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                           SINCE FUND INCEPTION
          GLOBAL FOCUS FUND                                                        1 YEAR          5 YEAR           (12/12/96)
          ------------------------------------------------------------------------------------------------------------------------
                  Return Before Taxes                                              -37.60%         -1.23%             -1.05%
                  Return After Taxes on Distributions(1)                           -37.60%         -4.32%             -4.11%
                  Return After Taxes on Distributions and Sale of Fund Shares(1)   -22.90%         -1.17%             -1.02%
          COMPARATIVE RETURNS
          (Reflects no deduction for fees, expenses or taxes.)
          MSCI World Index(2)                                                      -16.52%          5.74%              7.59%(3)


Fund performance shown above is for Class A (formerly Class P) shares of the Fund. The Fund's Class A shares were issued in exchange for Class P shares on October 31, 2001. Performance results of the Class B and Class C shares are not shown because those share classes have not been open for a full calendar year. The Fund's performance data for each of those classes would differ only to the extent that each class does not have the same sales charges, fees or expenses (see page 37-38 for more information on sales charges).


          Notes:

          (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

          (2) See page 34 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

          (3)  Since 9/30/95.


montgomeryasset.com                                            (800) 280-3372

FEES AND EXPENSES                                                                          CLASS A     CLASS B      CLASS C
                    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
                    INVESTMENT) Maximum Sales Charge Imposed on
                    Purchases (as a percentage of offering price)                           5.75%(1)    None         None
                    Maximum Deferred Sales Charge (as a percentage of offering price)       None(2)     5.00%(3)     1.00%(4)
                    Redemption Fee(5)                                                       None        None         None
                    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
                    FUND ASSETS)
                    Management Fee                                                          1.25%       1.25%        1.25%
                    Distribution/Service (12b-1) Fee                                        0.25%       0.75%        0.75%
                    Shareholder Servicing Fee                                               0.00%       0.25%        0.25%
                    Other Expenses(6)                                                       1.04%       0.75%        0.98%
                    Total Annual Fund Operating Expenses                                    2.54%       3.00%        3.23%
                    Fee Reduction and/or Expense Reimbursement                              0.76%       0.65%        1.14%
                    Net Expenses(7)                                                         1.78%       2.35%        2.09%

                    (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page 27 for more detail.

                    (2) A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

                    (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

                    (4)  Deferred sales charge is eliminated after 12 months.

                    (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

                    (6) Due to the relatively low amount of assets invested in Class B shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for Class B shares than expenses allocated to that share class in the past fiscal year.

                    (7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees front-end or contingent deferred loads, tax expenses, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.35% for Class A shares and 1.60% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.


                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                ASSUMING YOU REDEEM YOUR SHARES AT THE END OF
                                EACH PERIOD                                            ASSUMING YOU DO NOT REDEEM YOUR SHARES
                    ------------------------------------------------------------------------------------------------------------
                                   YEAR 1      YEAR 3      YEAR 5      YEAR 10      YEAR 1      YEAR 3       YEAR 5      YEAR 10
                    ------------------------------------------------------------------------------------------------------------
                    Class A         $745       $1,252      $1,784       $3,231       $745       $1,252       $1,784      $3,231
                    Class B         $738       $1,166      $1,620       $3,164       $238        $866        $1,520      $3,164
                    Class C         $212        $889       $1,589       $3,453       $212        $889        $1,589      $3,453



montgomeryasset.com                                            (800) 280-3372

MONTGOMERY EMERGING MARKETS FOCUS FUND | MFFAX | MFFBX | MFFCX

PORTFOLIO             Josephine Jimenez
MANAGEMENT

OBJECTIVE             Long-term capital appreciation

PRINCIPAL STRATEGY    Invests in a concentrated portfolio of companies based
                      or operating primarily in developing economies throughout the world.

                      Under normal conditions, the Fund concentrates its investments in 20 to 40 companies and invests at least 80% of its net assets in equity securities of no fewer than three but no more than 10 developing countries in Latin America, Asia, Europe, the Middle East and Africa. The Fund may invest up to 50% of its assets in a single emerging market.

                      The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio manager and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager may sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

PRINCIPAL RISKS       By investing in stocks, the Fund may expose you to
                      certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

                      The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities or international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because the Fund invests a larger percentage of its assets in fewer countries, the value of an investment in the Fund may be more volatile and subject to higher risks than are investments in other general emerging markets mutual funds or foreign-stock mutual funds. Also, short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See "Additional Discussion of Principal Strategies and Related Risks" on page 30.

montgomeryasset.com                                            (800) 280-3372

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[CHART]

1998    -20.76%
1999    122.38%
2000    -17.23%
2001     -3.75%

                                       1998      1999    2000    2001
----------------------------------------------------------------------
Emerging Markets Focus Fund         -20.76%   122.38%   -17.23% -3.75%

                                                 HIGHEST AND LOWEST QUARTER RETURNS
                                               (FOR THE PERIODS SHOWN IN THE BAR CHART)
--------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund         Highest (Q4 1999)    +44.29%       Lowest (Q3 2001)    -22.71%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

            MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
            Emerging Markets Focus Fund                           -11.34%

          AVERAGE ANNUAL TOTAL RETURNS
          (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                       SINCE FUND INCEPTION
          EMERGING MARKETS FOCUS FUND                                                     1 YEAR                (12/31/97)
          --------------------------------------------------------------------------------------------------------------------
                  Return Before Taxes                                                     -3.75%                   8.85%
                  Return After Taxes on Distributions(1)                                  -4.04%                   8.37%
                  Return After Taxes on Distributions and Sale of Fund Shares(1)          -2.28%                   6.99%
          COMPARATIVE RETURNS
          (Reflects no deduction for fees, expenses or taxes.)
          MSCI Emerging Markets Free Index(2)                                             -2.37%                   -4.22%


Fund performance shown above is for Class R shares of the Fund, which do not have a sales charge and are not offered in this prospectus. Results are not available for the Fund's Class A, Class B and Class C shares because those shares have not been open for a full calendar year. Accordingly, the Fund's performance data do not reflect the maximum initial or deferred sales charge that could be imposed, since such charges vary based on share class, the amount of the investment, and the length of time the shares are held (see page 37-38 for more information on sales charges). If sales charges were deducted, the returns would have been lower.


          Notes:

          (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns shown above are for the Class R shares of the Fund. The after-tax returns for the classes offered in this prospectus will vary.

          (2) See page 34 for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.

montgomeryasset.com                                            (800) 280-3372

FEES AND EXPENSES                                                            CLASS A            CLASS B          CLASS C
-----------------                                                            -------            -------          -------
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge Imposed on
     Purchases (as a percentage of
     offering price)                                                         5.75%(1)           None              None
     Maximum Deferred Sales Charge (as a percentage of offering price)       None(2)            5.00%(3)          1.00%(4)
     Redemption Fee(5)                                                       None               None              None
     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
     FUND ASSETS)
     Management Fee                                                          1.10%              1.10%             1.10%
     Distribution/Service (12b-1) Fee                                        0.25%              0.75%             0.75%
     Shareholder Servicing Fee                                               0.00%              0.25%             0.25%
     Other Expenses                                                          3.92%              3.28%             4.41%
     Total Annual Fund Operating Expenses                                    5.27%              5.38%             6.51%
     Fee Reduction and/or Expense Reimbursement                              3.07%              3.07%             3.07%
     Net Expenses(6)                                                         2.20%              2.31%             3.44%

     (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page for more detail.

     (2) A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

     (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

     (4)  Deferred sales charge is eliminated after 12 months.

     (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

     (6) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, tax expenses, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.80% for Class A shares and 2.05% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.


     Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


                    ASSUMING YOU REDEEM YOUR SHARES AT THE END
                    OF EACH PERIOD                                      ASSUMING YOU DO NOT REDEEM YOUR SHARES
                    ------------------------------------------------------------------------------------------------
                    YEAR 1      YEAR 3      YEAR 5       YEAR 10        YEAR 1      YEAR 3       YEAR 5      YEAR 10
                    ------      ------      ------       -------        ------      ------       ------      -------
     Class A         $785       $1,804      $2,817       $5,325         $785       $1,804       $2,817      $5,325
     Class B         $734       $1,635      $2,527       $5,101         $234       $1,335       $2,427      $5,101
     Class C         $347       $1,649      $2,912       $5,908         $347       $1,649       $2,912      $5,908


montgomeryasset.com                                            (800) 280-3372

MONTGOMERY TOTAL RETURN BOND FUND | MBFAX | MBFBX | MBFCX

PORTFOLIO      William Stevens and Marie Chandoha
MANAGEMENT

OBJECTIVE      Total return consisting of income and capital appreciation

PRINCIPAL      Invests in investment-grade bonds.
STRATEGY
               Under normal conditions, the Fund invests at least 80% of its net assets in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities--bonds backed by the income stream from such sources as car loans and credit-card payments--and money market securities.
               Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least
               BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time, the Fund may also invest in unrated bonds that the portfolio managers believe are comparable to investment-grade bonds.

               The Fund may include bonds of any maturity, but generally the portfolio's overall effective duration ranges between four and five-and-a-half years. EFFECTIVE DURATION is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates; a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

PRINCIPAL      By investing in bonds, the Fund may expose you to certain risks
RISKS          that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave in largely the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall, because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Fund is not a money market fund.


montgomeryasset.com                                            (800) 280-3372

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.


[BAR CHART]

                             1998    1999    2000    2001
                             ----    ----    ----    ----
Total Return Bond Fund       8.72%  -0.59%  12.06%   8.70%


                             1998    1999    2000    2001
                             ----    ----    ----    ----
Total Return Bond Fund       8.72%  -0.59%  12.06%   8.70%


                                                HIGHEST AND LOWEST QUARTER RETURNS
                                              (FOR THE PERIODS SHOWN IN THE BAR CHART)
                                              ----------------------------------------
Total Return Bond Fund                Highest (Q3 2001)  +4.86%        Lowest  (Q2 1999)  -0.86%

     MORE RECENT PERFORMANCE          1/1/02 - 9/30/02
     -----------------------          ----------------
     Total Return Bond Fund                8.50%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                    SINCE FUND INCEPTION
     TOTAL RETURN BOND FUND                                                    1 YEAR                  (6/30/97)
     ---------------------------------------------------------------------------------------------------------------------
        Return Before Taxes                                                     8.70%                    7.78%
        Return After Taxes on Distributions(1)                                  5.61%                    4.66%
        Return After Taxes on Distributions and Sale of Fund Shares(1)          5.26%                    4.70%
     COMPARATIVE RETURNS
     (Reflects no deduction for fees, expenses or taxes.)
     Lehman Brothers Aggregate Bond Index(2)                                    8.44%                    7.56%


Fund performance shown above is for Class R shares of the Fund, which do not have a sales charge and are not offered in this prospectus. Results are not available for the Fund's Class A, Class B and Class C shares because those shares have not been open for a full calendar year. Accordingly, the Fund's performance data do not reflect the maximum initial or deferred sales charge that could be imposed, since such charges vary based on share class, the amount of the investment, and the length of time the shares are held (see page 37-38 for more information on sales charges). If sales charges were deducted, the returns would have been lower.


     Notes:

     (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The after-tax returns shown above are for the Class R shares of the Fund. The after-tax returns for the classes offered in this prospectus will vary.


     (2) See page 34 for a description of this index. This index does not incur expenses and cannot be purchased directly by investors.

montgomeryasset.com                                            (800) 280-3372

FEES AND EXPENSES                                                       CLASS A           CLASS B            CLASS C
-----------------                                                       -------           -------            -------
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge Imposed on Purchases (as a
     percentage of offering price)                                      4.50%(1)          None               None
     Maximum Deferred Sales Charge (as a percentage of offering
     price)                                                             None(2)           5.00%(3)           1.00%(4)
     Redemption Fee(5)                                                  None              None               None
     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
     DEDUCTED FROM FUND ASSETS)
     Management Fee                                                     0.30%             0.30%              0.30%
     Distribution/Service (12b-1) Fee                                   0.25%             0.75%              0.75%
     Shareholder Servicing Fee                                          0.00%             0.25%              0.25%
     Administrative Fee                                                 0.25%             0.25%              0.25%
     Other Expenses(6)                                                  1.15%             0.91%              0.91%
     Total Annual Fund Operating Expenses                               1.95%             2.46%              2.46%
     Fee Reduction and/or Expense Reimbursement                         0.99%             0.75%              0.75%
     Net Expenses(7)                                                    0.96%             1.71%              1.71%

     (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.

     (2) A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

     (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

     (4)  Deferred sales charge is eliminated after 12 months.

     (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

     (6) Due to the relatively low amount of assets invested in Class B and Class C shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for those share classes than expenses allocated to those share classes in the past fiscal year.

     (7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, tax expenses, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.65% for Class A shares and 0.90% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

     Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                    ASSUMING YOU REDEEM YOUR SHARES AT THE END
                    OF EACH PERIOD                                         ASSUMING YOU DO NOT REDEEM YOUR SHARES
                    ------------------------------------------------------------------------------------------------
                    YEAR 1      YEAR 3      YEAR 5      YEAR 10         YEAR 1      YEAR 3       YEAR 5      YEAR 10
                    ------      ------      ------      -------         ------      ------       ------      -------
     Class A         $544        $943       $1,367       $2,546          $544        $943        $1,367      $2,546
     Class B         $674        $995       $1,343       $2,613          $174        $695        $1,243      $2,613
     Class C         $174        $695       $1,243       $2,739          $174        $695        $1,243      $2,739



montgomeryasset.com                                            (800) 280-3372

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND | MSDAX | MSDBX | MSDCX

PORTFOLIO           William Stevens and Marie Chandoha
MANAGEMENT

OBJECTIVE           Current income consistent with capital preservation

PRINCIPAL STRATEGY  Invests in short-term U.S. government securities.

                    Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae").

                    The Fund may purchase bonds of any maturity, but the portfolio's dollar-weighted average maturity is less than three years. Generally, the portfolio's overall effective duration is less than that of a three-year U.S. Treasury note. EFFECTIVE DURATION is a measure of the expected change in value from changes in interest rates. Typically, a bond with a short duration means that its value is less sensitive to changes in interest rates; a bond with a long duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

PRINCIPAL RISKS     By investing in bonds, the Fund may expose you to certain
                    risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave in largely the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall, because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments.
                    As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Fund is not a money market fund.


montgomeryasset.com                                            (800) 280-3372

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]


                                            1997   1998    1999    2000    2001
                                            ----   ----    ----    ----    ----
Short Duration Government Bond Fund         6.18%  7.48%   2.31%   7.83%   7.55%


                                            1997   1998    1999    2000    2001
                                            ----   ----    ----    ----    ----
Short Duration Government Bond Fund         6.18%  7.48%   2.31%   7.83%   7.55%

                                                        HIGHEST AND LOWEST QUARTER RETURNS
                                                     (FOR THE PERIODS SHOWN IN THE BAR CHART)
                                                     ----------------------------------------
Short Duration Government Bond Fund        Highest (Q3 2001)    +3.34%       Lowest  (Q1 1997)    +0.29%

            MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
            -----------------------                           ----------------
            Short Duration Government Bond Fund                    5.31%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)                                                        SINCE FUND INCEPTION
     SHORT DURATION GOVERNMENT BOND FUND                                     1 YEAR      5 YEAR             (3/11/96)
     ---------------------------------------------------------------------------------------------------------------------
             Return Before Taxes                                              7.55%       6.25%               6.26%
             Return After Taxes on Distributions(1)                           4.99%       3.89%               3.90%
             Return After Taxes on Distributions and Sale of Fund Shares(1)   4.57%       3.82%               3.83%
     COMPARATIVE RETURNS
     (Reflects no deduction for fees, expenses or taxes.)
     Lehman Brothers Government Bond 1-3 Year Index(2)                        8.53%       6.64%               6.48%


Fund performance shown above is for Class A (formerly Class P) shares of the Fund. The Fund's Class A shares were issued in exchange for Class P shares on May 31, 2002. Performance results of the Class B and Class C shares are not shown because those share classes have not been open for a full calendar year. The Fund's performance data for each of those classes would differ only to the extent that each class does not have the same sales charges, fees or expenses (see page 37-38 for more information on sales charges).


     Notes:

     1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     2 See page 34 for a description of this index. This index does not incur expenses and cannot be purchased directly by investors.

montgomeryasset.com                                            (800) 280-3372

FEES AND EXPENSES                                                          CLASS A           CLASS B            CLASS C
                                                                           -------           -------            -------
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
     INVESTMENT) Maximum Sales Charge Imposed on
     Purchases (as a percentage of
     offering price)                                                         3.00%(1)          None               None
     Maximum Deferred Sales Charge (as a percentage of offering
     price)                                                                  None(2)           5.00%(3)           1.00%(4)
     Redemption Fee(5)                                                       None              None               None
     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
     FUND ASSETS)
     Management Fee                                                          0.50%             0.50%              0.50%
     Distribution/Service (12b-1) Fee                                        0.25%             0.75%              0.75%
     Shareholder Servicing Fee                                               0.00%             0.25%              0.25%
     Other Expenses(6)                                                       1.03%             0.50%              0.50%
     Total Annual Fund Operating Expenses                                    1.78%             2.00%              2.00%
     Fee Reduction and/or Expense Reimbursement                              0.66%             0.35%              0.35%
     Net Expenses(7)                                                         1.12%             1.65%              1.65%

     (1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See page for more detail.

     (2) A contingent deferred sales charge of 0.75% may apply to certain redemptions made within 18 months following purchases of $250,000 or more made without a sales charge.

     (3) Deferred sales charges are reduced after 12 months and eliminated after six years.

     (4)  Deferred sales charge is eliminated after 12 months.

     (5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

     (6) Due to the relatively low amount of assets invested in Class B and Class C shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for those share classes than expenses allocated to each of those share classes in the past fiscal year.

     (7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, tax expenses, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.65% for Class A shares and 0.90% for Class B and Class C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

     Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


                  ASSUMING YOU REDEEM YOUR SHARES AT THE END
                  OF EACH PERIOD                                       ASSUMING YOU DO NOT REDEEM YOUR SHARES
     ----------------------------------------------------------      -------------------------------------------
                   YEAR 1       YEAR 3      YEAR 5      YEAR 10      YEAR 1      YEAR 3      YEAR 5      YEAR 10
     ----------------------------------------------------------      -------------------------------------------
     Class A        $411         $781       $1,176      $2,279        $411        $781       $1,176       $2,279
     Class B        $668         $894       $1,145      $2,243        $168        $594       $1,045       $2,243
     Class C        $168         $594       $1,045      $2,299        $168        $594       $1,045       $2,299

montgomeryasset.com                                            (800) 280-3372

MONTGOMERY GOVERNMENT MONEY MARKET FUND | MOAXX | MOBXX | MTCXX

PORTFOLIO            William Stevens and Marie Chandoha
MANAGEMENT

OBJECTIVE           Current income consistent with liquidity and capital
                    preservation

PRINCIPAL STRATEGY  Invests in money market-eligible U.S. government securities
                    (as defined by SEC Rule 2a-7). Under normal conditions, the Fund invests at least 80% of its net assets in short-term U.S. government securities, which may include bills, notes, and bonds issued by government agencies such as the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

                    The Fund invests in short-term U.S. government securities that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL RISKS     Although the Fund seeks to preserve the value of your
                    investment at $1.00 per share, it is possible to lose money by investing in the Fund. Also, a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance
                    Corporation (FDIC) or any other government agency.


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                                       27

PAST FUND PERFORMANCE. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]


                                            1997    1998   1999    2000    2001
                                            ----    ----   ----    ----    ----
Government Money Market Fund                4.89%  4.87%   4.58%   5.84%   4.22%


                                            1997    1998   1999    2000    2001
                                            ----    ----   ----    ----    ----
Government Money Market Fund                4.89%  4.87%   4.58%   5.84%   4.22%


                                                       HIGHEST AND LOWEST QUARTER RETURNS
                                                    (FOR THE PERIODS SHOWN IN THE BAR CHART)
                                                    ----------------------------------------
Government Money Market Fund               Highest (Q4 2000)    +1.51%       Lowest (Q4 2001)    +0.69%


     MORE RECENT PERFORMANCE                           1/1/02 - 9/30/02
     -----------------------                           ----------------
     Government Money Market Fund                           1.06%

The table below compares the Fund's performance with a commonly-used index for its market segment. Performance of the Fund is shown through December 31, 2001.

     AVERAGE ANNUAL TOTAL RETURNS                                                                    SINCE FUND INCEPTION
     (FOR THE PERIODS ENDED DECEMBER 31, 2001)                           1 YEAR          5 YEAR           (3/12/96)
     --------------------------------------------------------------------------------------------------------------------
             Government Money Market Fund                                 4.22%           4.88%             4.87%
     COMPARATIVE RETURNS
     (Reflects no deduction for fees, expenses or taxes.)
     Lipper U.S. Government Money Market Funds Average Index(1)           3.50%           4.74%             4.75%(2)


Fund performance shown above is for Class A (formerly Class P) shares of the Fund. The Fund's Class A shares were issued in exchange for Class P shares on May 31, 2002. Performance results of the Class B and Class C shares are not shown because those share classes have not been open for a full calendar year. The Fund's performance data for each of those classes would differ only to the extent that each class does not have the same sales charges, fees or expenses (see page 37-38 for more information on sales charges).


     Notes:

     (1) See page 34 for a description of this index. This index does not incur expenses and cannot be purchased directly by investors.

     (2)  Since 3/31/96.

          Seven-Day Yield as of 9/30/02: 0.92%. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Call (800) 572-FUND [3863] between 6:00 A.M. and 4:00 P.M. Pacific Time for the current yield.

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                                       28

FEES AND EXPENSES                                                           CLASS A           CLASS B            CLASS C
-----------------                                                           -------           -------            -------
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge Imposed on
     Purchases (as a percentage of
     offering price)                                                         None              None               None
     Maximum Deferred Sales Charge (as a percentage of offering
     price)                                                                  None              5.00%(1)           1.00%(2)
     Redemption Fee(3)                                                       None               None              None
     DEDUCTED FROM ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
     FUND ASSETS)
     Management Fee                                                          0.40%             0.40%              0.40%
     Distribution/Service (12b-1) Fee                                        0.25%             0.75%              0.75%
     Shareholder Servicing Fee                                               0.00%             0.25%              0.25%
     Other Expenses(4)                                                       0.25%             0.25%              0.25%
     Total Annual Fund Operating Expenses                                    0.90%             1.65%              1.65%

     (1) Deferred sales charges are reduced after 12 months and eliminated after six years.

     (2)  Deferred sales charge is eliminated after 12 months.

     (3) $10 will be deducted from redemption proceeds sent by wire or overnight courier.

     (4) Due to the relatively low amount of assets invested in Class A, Class B and Class C shares, estimated amounts of other expenses for the current fiscal year are more representative of expected operating expenses for those share classes than expenses allocated to each of those share classes in the past fiscal year.

     Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                   ASSUMING YOU REDEEM YOUR SHARES AT THE END
                   OF EACH PERIOD                                       ASSUMING YOU DO NOT REDEEM YOUR SHARES
                   --------------------------------------------      -------------------------------------------
                   YEAR 1       YEAR 3      YEAR 5      YEAR 10      YEAR 1      YEAR 3      YEAR 5      YEAR 10
                   ------       ------      ------      -------      ------      ------      ------      -------
     Class A         $87         $271        $471       $1,049         $87        $271        $471        $1,049
     Class B        $612         $650        $706       $1,270        $112        $350        $606        $1,270
     Class C        $112         $350        $606       $1,340        $112        $350        $606        $1,340


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                                       29

ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS

GLOBAL LONG-SHORT FUND

SHORT SALES. When Montgomery believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund may also make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, other liquid debt, equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

BORROWING/LEVERAGE. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

FOREIGN SECURITIES. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.


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                                       30

EMERGING MARKETS FOCUS FUND

The portfolio manager of the Fund may sell stocks "short" that it believes will decrease in value. With a short position the Fund sells a security that it has borrowed. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund replaces the borrowed security. As a result, an investment in the Fund may be more volatile than investments in other mutual funds. The Fund is not appropriate for conservative investors.

There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling may also produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund may also make short sales "against-the-box," in which it sells short securities that it owns. The Fund will incur transaction costs when opening, maintaining and closing short sales against-the-box, that result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

DEFENSIVE INVESTMENTS

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But, if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. THE FOLLOWING MONTGOMERY FUNDS WILL TYPICALLY HAVE ANNUAL TURNOVER IN EXCESS OF THAT RATE BECAUSE OF THEIR PORTFOLIO MANAGERS' INVESTMENT
STYLES: GLOBAL LONG-SHORT, EMERGING MARKETS, U.S. FOCUS, MID CAP FOCUS,
GLOBAL FOCUS, TOTAL RETURN BOND, SHORT DURATION GOVERNMENT BOND AND EMERGING MARKETS FOCUS FUNDS. See "Financial Highlights," beginning on page 44, for each Fund's historical portfolio turnover.

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                                       31

MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER


The investment manager of The Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2002, Montgomery Asset Management managed approximately $5.7 billion in assets, including approximately $1.6 billion on behalf of investors in The Montgomery Funds. Montgomery Asset Management is based at 101 California Street, San Francisco, California, 94111. Montgomery Partners is a division of Montgomery Asset Management, LLC.





The table below shows the contractual management fee rate and the aggregate management fee rate actually paid to Montgomery Asset Management over the past fiscal year for each Fund. The aggregate management fee rates shown may vary from year to year, depending on actual expenses. Actual fee rates may be higher or lower than contractual rates to the extent Montgomery recoups or defers fees during the fiscal year.


                                                                    AGGREGATE MANAGEMENT
                                                 CONTRACTUAL        FEE INCLUDING EFFECT
                                               MANAGEMENT FEES        OF FEES REDUCED
MONTGOMERY FUNDS                                (ANNUAL RATE)          (ANNUAL RATE)
----------------------------------------------------------------------------------------
Alternative Fund
    Global Long-Short Fund                          1.50%                  1.50%
Specialty Fund
    Emerging Markets Fund                           1.25%                  1.93%
Focus Funds
    U.S. Focus Fund                                 1.00%                  1.00%
    Mid Cap Focus Fund                              1.00%                  1.00%
    Global Focus Fund                               1.25%                  1.91%
    Emerging Markets Focus Fund                     1.10%                  1.10%
Fixed-Income and Money Market Funds
    Total Return Bond Fund                          0.30%                  0.83%
    Short Duration Government Bond Fund             0.50%                  0.80%
    Government Money Market Fund                    0.40%                  0.32%

PORTFOLIO MANAGERS

PORTFOLIO MANAGER        FUND                           RECENT PORTFOLIO EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
Oscar Castro, CFA        Montgomery Global Focus Fund   Senior Portfolio Manager. Mr. Castro has co-managed the Global Focus Fund since 2000. Prior to joining Montgomery in 1993, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the
                                                        Common Goal World Fund, a global equity partnership. Mr. Castro holds an
                                                        M.B.A. degree in Finance from Drexel University in Pennsylvania and a B.S.
                                                        degree in Chemical Engineering from Simon Bolivar University in Venezuela.





Marie Chandoha           Montgomery Total Return        Portfolio Manager. Ms. Chandoha joined Montgomery in 1999 as portfolio
                         Bond, Short Duration           manager of the Montgomery Total Return Bond Fund. She began her investment
                         Government Bond, and           career in 1983. From 1996 to 1999, she was chief bond strategist at Goldman
                         Government Money               Sachs, where she advised institutional clients on optimal asset allocation
                         Market Funds                   strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse
                                                        First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard
                                                        University, with a B.A. degree in Economics.


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                                       32

PORTFOLIO MANAGER        FUND                           RECENT PORTFOLIO EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
Frank Chiang             Montgomery Emerging Markets    Portfolio Manager. Mr. Chiang joined Montgomery in 1996, co-managing the
                         Fund                           Montgomery Emerging Markets Fund. From 1993 to 1996, he was with TCW Asia
                                                        Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a
                                                        B.S. degree in Physics and Mathematics from McGill University in Montreal,
                                                        Canada, and an M.B.A. degree in Finance from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

Josephine Jimenez, CFA   Montgomery Emerging Markets    Senior Portfolio Manager. Ms. Jimenez joined Montgomery in 1991 to launch
                         Fund and Emerging Markets      the firm's emerging markets discipline and has managed the Montgomery
                         Focus Funds                    Emerging Markets Fund since it launched in 1992. She has managed the
                                                        Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging
                                                        Markets Investors Corporation. From 1981 through 1988, she analyzed U.S.
                                                        equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received an M.S. degree from the
                                                        Massachusetts Institute of Technology and a B.S. degree from New York
                                                        University.

Chetan Joglekar          Montgomery Global Long-Short   Portfolio Manager. Mr. Joglekar joined Montgomery in 1997 as a senior
                         Fund                           trader responsible for the Asian and European markets. He has been involved in executing long and short trades for the Montgomery Global Long-Short
                                                        Fund since its inception and has been managing the Fund since 2000. From
                                                        1995 to 1997, he was the chief trader at Janhavi Securities PVT Ltd., a brokerage house based in India. Mr. Joglekar holds a Bachelor of
                                                        Engineering degree with a concentration in Mechanical Engineering from the
                                                        University of Pune in India.

Jerome "Cam" Philpott,   Montgomery Mid Cap Focus Fund  Portfolio Manager. Mr. Philpott joined Montgomery in 1991 as an analyst for
CFA                                                     the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Focus
                                                        Fund since its inception in 2000. Prior to Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company, where he focused on the consumer and telecommunications industries. Prior to that he worked as a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott holds an M.B.A. degree from the Darden School at the University of Virginia and a B.A. degree in Economics from
                                                        Washington and Lee University.

Andrew Pratt, CFA        Montgomery U.S. Focus Fund     Portfolio Manager. Mr. Pratt joined Montgomery in 1993 as part of the
                                                        Growth Equity team. In 2000 he became portfolio manager of the Montgomery
                                                        U.S. Focus Fund. In addition, he has been managing U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was with
                                                        Hewlett-Packard as an equity analyst covering a variety of industry groups.
                                                        While at HP he also managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Mr. Pratt holds a B.B.A. degree from the University of Wisconsin and an M.S. degree in Finance from Boston College.

Charles I. Reed, CFA     Montgomery Mid Cap Focus Fund  Portfolio Manager. Mr. Reed joined Montgomery in 1997 as an analyst for the
                                                        Small Cap Equity team. He has co-managed the Montgomery Mid Cap Focus Fund since 2000. From 1995 to 1997, he was an equity analyst for Berger
                                                        Associates, Inc., where he conducted research on publicly traded companies, performed fundamental analysis of data networking companies, and developed and maintained financial models on companies within the financial telecommunications and temporary staffing industries. From 1992 to 1995,
                                                        Mr. Reed worked as a project manager for Lipper Analytical Services, Inc., performing mutual fund analysis on performance and expenses. He received a
                                                        B.S. degree in Finance from Colorado State University and an M.S. degree in
                                                        Finance with an emphasis in Financial Analysis from the University of
                                                        Colorado.

William Stevens          Montgomery Total Return Bond,  Senior Portfolio Manager. Mr. Stevens began his investment career in 1984
                         Short Duration Government      and has directed Montgomery's U.S. Fixed-Income team since joining the firm
                         Bond, and Government           in 1992, managing all Montgomery Fixed-Income Funds since their inceptions.
                         Money Market Funds             Mr. Stevens also serves as Montgomery's president and chief investment officer. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has an M.B.A. degree from the
                                                        Harvard Business School and is a Phi Beta Kappa graduate of Wesleyan
                                                        University.


CFA(R) and Chartered Financial Analyst(R) are trademarks of the Association for Investment Management and Research.


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                                       33

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

- FUNDS DISTRIBUTOR, INC., located in New York City and Boston, distributes The Montgomery Funds.

- DST SYSTEMS, INC., located in Kansas City, Missouri, is the Funds' Master Transfer Agent, and performs certain recordkeeping and accounting functions for the Funds.

- STATE STREET BANK AND TRUST COMPANY, also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Funds.

- J.P. MORGAN INVESTOR SERVICES CO., located in Boston, Massachusetts, assists Montgomery Asset Management, LLC in providing administrative services for the Funds and acts as the Funds' accountant.

- J.P. MORGAN CHASE BANK, located in New York City, acts as the Funds' custodian.

ADDITIONAL BENCHMARK INFORMATION

- The LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities These major sectors are subdivided into more-specific indices that are calculated and reported on a regular basis.

- The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY WORLD FREE INDEX is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

- The 50% SALOMON SMITH BARNEY THREE-MONTH U.S. TREASURY BILL (T-BILL) INDEX AND 50% MSCI ALL-COUNTRY WORLD FREE INDEX is a blended index of two published indices derived and maintained by Montgomery Asset Management, LLC. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney Three-Month U.S. Treasury Bill Index and adding 50% of the one-month total return for the MSCI All-Country World Free Index. The sum value of this calculation derives the return for the index. The index is rebalanced monthly.

- The MSCI EMERGING MARKETS FREE INDEX is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

- The MSCI WORLD INDEX measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

- The STANDARD & POOR'S (S&P) 500 INDEX covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

- The S&P MIDCAP 400 INDEX is an unmanaged, broad-based composite index that measures the performance of 400 mid-sized companies (with market capitalizations between $189 million and $23 billion) in the U.S. market.

- The LIPPER U.S. GOVERNMENT MONEY MARKET FUND AVERAGE INDEX is an equally weighted index composed of 30 funds that intend to keep a constant net asset value and that invest principally in financial instruments guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

- The LEHMAN BROTHERS GOVERNMENT BOND 1-3 YEAR INDEX is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ Treasury Index.

- The SALOMON SMITH BARNEY THREE-MONTH U.S. T-BILL INDEX measures monthly return equivalents of yield averages that are not marked to market. The index consists of the average of the last three-month T-bill issues. Returns for this index are calculated on a monthly basis only.


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INVESTMENT OPTIONS

The class of shares that is best for you depends on a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class, including its various expenses, to help you make your investment decision. More extensive information about the Funds' multiple class arrangements can be found beginning on page 37.


SHARE MARKETING PLAN ("RULE 12b-1 PLAN")

- The Funds have adopted a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

- Class A shares are subject to annualized Rule 12b-1 fees of 0.25% which are lower than the annualized Rule 12b-1 fees of 0.75% for Class B and Class C shareholders. As a result, Class A shareholders generally pay lower annual expenses and receive higher dividends than do Class B or Class C shareholders.

SALES CHARGES ON CLASS A SHARES

CLASS A SHARES - EXCLUDING SHORT DURATION GOVERNMENT BOND FUND AND GOVERNMENT MONEY MARKET FUND

- You pay an initial sales charge when you buy Class A shares: 5.75% for equity funds and 4.50% for fixed-income funds. The sales charge is deducted from your investment, so not all of your purchase payment is invested.

- You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances, including purchases of $50,000 and more, and rights of accumulation.

- Because Class A shares are subject to lower Rule 12b-1 fees, Class A shareholders generally pay lower annual expenses and receive higher dividends than do Class B or Class C shareholders.

- You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1.00% CDSC if your purchase was made without a sales charge and you redeem the shares during the first 12 months after your initial purchase.

CLASS A SHARES - SHORT DURATION GOVERNMENT BOND FUND

- You pay an initial sales charge of 3.00% when you buy Class A shares of the Fund. The sales charge is deducted from your investment, so not all of your purchase payment is invested.

- You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances, including purchases of $50,000 and more, and rights of accumulation.

- Because Class A shares are subject to lower Rule 12b-1 fees, Class A shareholders generally pay lower annual expenses and receive higher dividends than do Class B or Class C shareholders.

- You normally pay no CDSC when you redeem Class A shares, although you may pay a 0.75% CDSC if your purchase was made without a sales charge and you redeem the shares during the first 18 months after your initial purchase.

CLASS A SHARES - GOVERNMENT MONEY MARKET FUND

- You do not pay an initial sales charge when you buy Class A shares of the Fund. The full amount of your purchase payment is invested initially.

- Because Class A shares are subject to lower Rule 12b-1 fees, Class A shareholders generally pay lower annual expenses and receive higher dividends than do Class B or Class C shareholders.


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

BUYING, SELLING AND EXCHANGING SHARES

PURCHASING SHARES

You may purchase and sell shares through securities brokers, registered investment advisers, benefit plan administrators or their subagents. You should contact them directly for information regarding how to purchase or redeem shares through them. They may have higher minimum investment requirements and may charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the net asset value (NAV) calculated after receipt of the order by them (generally, 12 noon Eastern Time for the Government Money Market Fund and 4:00 P.M. Eastern Time for all other Funds) on any day the New York Stock Exchange (NYSE) is open for trading. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers, registered investment advisers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing those services. Montgomery does not accept the following forms of investment: cash, checks drawn on foreign banks, credit card checks, starter checks, money orders or traveler's checks.

The minimum initial investment and required minimum account balance for any Montgomery Fund is $2,500. The minimum subsequent investment is $100. With the exception of retirement accounts (IRAs), Fund accounts with a balance of less than $2,500 will be assessed a $10 account maintenance fee. This fee is waived for shareholders enrolled in the Electronic Delivery program.

EXCHANGING SHARES

You may exchange Class A, B and C shares in one Fund for Class A, B and C shares of another Montgomery Fund, in accounts with the same registration, Taxpayer Identification Number (TIN) and address. Applicable minimums apply to exchanges as well as to purchases. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. Additionally, you may be subject to a CDSC under certain conditions.

We will process your exchange order at the next-calculated NAV. This means that if your exchange order is received after 4:00 P.M. Eastern Time on a particular day, it will be processed at the NAV calculated on the next trading day. However, solely for the Government Money Market Fund, if your exchange order is received after 12 noon Eastern Time on a particular day, it will be processed at the NAV calculated on the next trading day.

You may exchange shares only in those Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new investors unless you are already a shareholder in the closed Fund.

Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same TIN will be counted together).

We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies or might be adversely affected in other ways.

SELLING SHARES

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into the Montgomery Government Money Market Fund. Aside from any applicable redemption fees or CDSCs we also charge the following fees:

- For share sale proceeds transferred by wire, a $10 wire transfer fee will be deducted directly from the proceeds.

- For redemption checks requested by overnight courier, a $10 fee will be deducted directly from the redemption proceeds.


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In accordance with SEC rules, we reserve the right to suspend redemptions under extraordinary circumstances.

OTHER ACCOUNT INFORMATION

HOW FUND SHARES ARE PRICED

How and when we calculate the Funds' price or NAV determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Funds' Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the NAV of each Fund (except the Government Money Market Fund) after the close of trading on the NYSE every day the NYSE is open, except for bank holidays. We do not calculate NAVs on days on which the NYSE is closed for trading. The Funds may, but do not expect to, determine the NAVs of their shares on any day the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. Eastern Time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order.

GOVERNMENT MONEY MARKET FUND. The NAV of the Government Money Market Fund is determined at 12 noon Eastern Time on every day the NYSE is open, except for bank holidays. If we receive your order by that time, your shares will be priced at the NAV calculated at noon that day. If we receive your order after 12 noon Eastern Time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon Eastern Time will be eligible to accrue any dividend paid for the day of investment.

BANK HOLIDAYS. On bank holidays we will not calculate the price of the Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are provided in the Statement of Additional Information.

FOREIGN FUNDS. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

SALES CHARGES

CLASS A SHARES - GOVERNMENT MONEY MARKET FUND. There is no initial sales charge on Class A shares of the Fund.

CLASS A SHARES (EXCLUDING GOVERNMENT MONEY MARKET FUND). Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the Distributor and may be used either to promote the sale of the Funds or to compensate the Distributor for its efforts to sell the Funds.


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                                       37

                                                     SALES CHARGE             SALES CHARGE         DEALER REALLOWANCE
ALTERNATIVE, SPECIALTY AND FOCUS FUNDS              AS A PERCENTAGE         AS A PERCENTAGE          AS A PERCENTAGE
YOUR INVESTMENT                                    OF OFFERING PRICE       OF YOUR INVESTMENT       OF OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------
Less than $50,000                                         5.75%                   6.10%                   5.00%
$50,000 or more, but less than $100,000                   4.50%                   4.71%                   4.00%
$100,000 or more, but less than $250,000                  3.50%                   3.63%                   3.00%
$250,000 or more, but less than $500,000                  2.50%                   2.56%                   2.25%
$500,000 or more, but less than $1,000,000                2.00%                   2.04%                   1.75%
$1,000,000 or more                                        0.00%(1)                0.00%(1)                0.00%(1)

(1)  The dealer reallowance, as a percentage of offering price, is as follows:
     1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount exceeding $50 million; plus 0.25% of the amount exceeding $100 million. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or a CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

                                                SALES CHARGE             SALES CHARGE         DEALER REALLOWANCE
TOTAL RETURN BOND FUND                         AS A PERCENTAGE         AS A PERCENTAGE          AS A PERCENTAGE
YOUR INVESTMENT                               OF OFFERING PRICE       OF YOUR INVESTMENT       OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                    4.50%                   4.71%                   4.00%
$50,000 or more, but less than $100,000              4.00%                   4.17%                   3.50%
$100,000 or more, but less than $250,000             3.50%                   3.62%                   3.00%
$250,000 or more, but less than $500,000             2.50%                   2.56%                   2.25%
$500,000 or more, but less than $1,000,000           2.00%                   2.00%                   1.75%
$1,000,000 or more                                   0.00%(1)                0.00%(1)                0.00%(1)

(1)  The dealer reallowance, as a percentage of offering price, is as follows:
     1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount exceeding $50 million; plus 0.25% of the amount exceeding $100 million. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or a CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

                                                   SALES CHARGE             SALES CHARGE         DEALER REALLOWANCE
SHORT DURATION GOVERNMENT BOND FUND               AS A PERCENTAGE         AS A PERCENTAGE          AS A PERCENTAGE
YOUR INVESTMENT                                  OF OFFERING PRICE       OF YOUR INVESTMENT       OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                       3.00%                   3.09%                   2.50%
$50,000 or more, but less than $100,000                 2.00%                   2.04%                   1.75%
$100,000 or more, but less than $250,000                1.00%                   1.01%                   0.90%
$250,000 or more(1)                                     0.00%(2)                0.00%(2)                0.35%

(1) Other payment methods are available to Broker-Dealer's see the SAI for more information.


(2) As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.75% if the shares are redeemed during the first 18 months after their purchase. See "Class A Shares - Short Duration Government Bond Fund" on page 35.


There are several ways you can combine multiple purchases of all shares (excluding Government Money Market Fund) to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

- Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as though all shares had been purchased at once. See the New Account application and the Statement of Additional Information for terms and conditions.

- Combination privilege--lets you combine purchases of Class A shares of multiple Montgomery Funds for the purpose of reducing the sales charge.

CONTACT YOUR FINANCIAL CONSULTANT OR MONTGOMERY TO ADD THESE PRIVILEGES TO AN EXISTING ACCOUNT.

CLASS B SHARES. Class B shares are offered at their net asset value per share, without any initial sales charge, but are subject to a CDSC if redeemed within six years of purchase (a "back-end load"). The Distributor pays the selling broker-dealer a 4.00% commission at the time of sale. There is no CDSC imposed on shares acquired through reinvestment of dividends or capital gains.


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                                       38

YEARS SINCE PURCHASE PAYMENT WAS MADE        PERCENTAGE OF CONTINGENT DEFERRED SALES CHARGE
-------------------------------------        ----------------------------------------------
First                                        5.00%
Second                                       4.00%
Third                                        3.00%
Fourth                                       3.00%
Fifth                                        2.00%
Sixth                                        1.00%
Seventh                                      0.00%(1)

(1)  After the eighth year, Class B shares convert into Class A shares.

CLASS C SHARES. Class C shares are offered at their net asset value per share without any initial sales charge. Class C shares, however, are subject to a CDSC if they are redeemed within one year of purchase. The Distributor may pay the selling broker-dealer up to a 1.00% commission at the time of sale. Shareholders who redeem Class C shares within one year of purchase will be charged a CDSC of 1.00% of shares redeemed. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

CLASS B AND CLASS C SHARES. A CDSC will be imposed on the lesser of the then current market value or the purchase payments of the redeemed shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not on the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

In general, the CDSC may be waived on shares you sell for the following reasons:

- Redemptions made within one year after death or post-purchase disability of last surviving shareholder

- Systematic withdrawal plan payments of up to an annual amount of 12% of account value on per-fund basis at the time the withdrawal plan is established; excess withdrawals are subject to the CDSC

- Redemptions at age 70 1/2 from retirement plans and other employee benefit plans

- Disability payment of death benefits or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs

-    Shares acquired through reinvestment of dividends or capital gains

TO USE ANY OF THESE WAIVERS, CONTACT YOUR FINANCIAL CONSULTANT OR MONTGOMERY.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, you may invest some or all of the proceeds in the same Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be allowed to invest in Class A shares with the front-end sales charge waived. All accounts involved must have the same registration.

TO USE THIS PRIVILEGE, CONTACT YOUR FINANCIAL CONSULTANT OR MONTGOMERY.

NET ASSET VALUE PURCHASES. Class A shares may be sold at net asset value to:

- Current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Transfer Agent, the Manager and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the Distributor

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services

- Employer-sponsored benefit plans in connection with purchases of Class A shares made as a result of participant-directed exchanges between options in such plan


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                                       39
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-    "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares

- Such other persons as are determined by the Manager to have acquired shares under circumstances not involving any sales expense

SHAREHOLDER SERVICING PLAN. Each Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

RULE 12b-1 PLAN. Each Fund has adopted a Rule 12b-1 Plan for its Class A, Class B and Class C shares. Under the Rule 12b-1 Plan, each Fund will pay distribution fees to the Distributor at an annual rate of 0.25% of each Fund's aggregate average daily net assets attributable to its Class A shares and 0.75% of each Fund's aggregate average daily net assets attributable to its Class B and Class C shares to reimburse the Distributor for its distribution costs with respect to such classes. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the Rule 12b-1 fees may also be used to pay brokers and other financial intermediaries for providing distribution services.

OTHER POLICIES

MINIMUM ACCOUNT BALANCES. Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $2,500, with the exception of retirement accounts (IRAs). If your Fund account balance falls below that amount for any reason, we may ask you to add to your account. If your Fund account balance is not brought up to the minimum or you do not send us other instructions, we may either redeem your shares and send you the proceeds or we may charge you an annual maintenance fee of $10. The fee is payable to the Fund and is designed to offset in part the relatively higher costs of servicing small accounts. The Fund reserves the right to waive the fee. We believe that this policy is in the best interests of all our shareholders.

EXPENSE LIMITATIONS. The Manager may reduce its management fees and absorb expenses to maintain total operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) for each share class below its previously set operating expense limit. The Investment Management Agreement allows the Manager three fiscal years to recover amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation for the fiscal year. The Manager may not request or receive reimbursement of such amount before payment of the Fund's operating expenses for the current year.

IN-KIND REDEMPTIONS. When in the judgment of the Manager it is consistent with the best interests of a Fund, an investor may redeem shares of the Fund and receive securities from the Fund selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in-kind, the redeemed securities shall be valued at the identical time and in the identical manner as the other portfolio securities for purposes of calculating the net asset value of the Fund's shares.

TELEPHONE TRANSACTIONS

By buying or selling shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

The shares you purchase over the phone will be priced at the first NAV we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.


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                                       40

Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

-    Recording certain calls

- Requiring an authorization number or other personal information not likely to be known by others

-    Sending a transaction confirmation to the investor

The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryfunds.com in particular, could result in a delay or interruption in your ability to access our Web site, to receive certain shareholder information electronically or to otherwise interact with the Funds.

We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, or if you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request via overnight courier or by telegram.

You may discontinue telephone privileges at any time.

TAX WITHHOLDING INFORMATION

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or a TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends or distributions the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a New Account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice.


montgomeryasset.com                                            (800) 280-3372

PRIVACY NOTICE

The Montgomery Funds may collect or capture nonpublic personal information about you from the following sources:

-    The Montgomery Funds New Account application or other forms;

-    Oral conversations with our representatives;

-    Your transactions with us;

-    Electronic sources such as our Web sites or e-mails; and

- Information about any bank account you use for transfers between your bank account and your Fund accounts, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as the Transfer Agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

Please inform us if you do not want to receive e-mail from our company in the future by sending us an e-mail at feedback@montgomeryasset.com. If you supply us with your postal address online you may receive periodic mailings from us with information on new products and services or upcoming events. If you do not wish to receive such mailings, please let us know by calling (800) 280-3372. Persons who supply us with their telephone numbers online may receive telephone contact from us with information regarding orders they have placed. If you do not wish to receive such phone calls, again, please let us know by calling
(800) 280-3372.

If you have any additional questions or concerns about privacy, our information practices or the confidentiality of personal data transmissions, please contact a shareholder services representative at (800) 280-3372.


montgomeryasset.com                                            (800) 280-3372

AFTER YOU INVEST

TAX CONSEQUENCES

IRS rules require that The Montgomery Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for those of another Fund will be treated as a sale, and any gain on the transaction may be taxable.


Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information, available free by calling
(800) 280-3372. Consult your tax advisor about the potential tax consequences of investing in the Funds.


DIVIDENDS AND DISTRIBUTIONS

As a shareholder in The Montgomery Funds, you may receive income dividends and capital gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

Each of the Funds declares and pays income dividends on or about the last business day of each month and capital gains in the last quarter of each calendar year. Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.

KEEPING YOU INFORMED


To save you money, we will send only one copy of each shareholder report, prospectus and prospectus supplement to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address). We will household all shareholder documents indefinitely; however, if you prefer to continue to receive separate mailings for each shareholder living in your household, please call (800) 280-3372.

montgomeryasset.com                                            (800) 280-3372

ALTERNATIVE FUND


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown. The following selected per-share data and ratios for each of the periods presented below were audited by PricewaterhouseCoopers LLP. The audit reports of PricewaterhouseCoopers appear in the 2002 Annual Reports of the Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

                                                                      GLOBAL LONG-SHORT FUND--CLASS A

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                              6/30/02
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                             $   11.14

Net investment income/(loss)                                                           6.65

Net realized and unrealized gain/(loss) on investments                                (6.90)

Net increase/(decrease) in net assets resulting from investment operations            (0.25)

Dividends from net investment income                                                     --

  Distributions from net realized capital gains                                          --

Total distributions                                                                      --

Net Asset Value - End of Period                                                   $   10.89

Total Return(1)                                                                       (2.24)%

NET ASSETS, END OF PERIOD (IN 000s)                                               $     144
==========================================================================================================

Ratio of net investment income/(loss) to average net assets                          122.95%

Net investment income/(loss) before deferral of fees by Manager                   $    6.60

Portfolio turnover rate                                                                 425%

Expense ratio including certain expenses(2)                                            2.26%

Expense ratio before deferral of fees by Manager, including certain expenses(2)        2.26%

Expense ratio excluding certain expenses(2)                                            1.95%


montgomeryasset.com                                            (800) 280-3372

                                                                         GLOBAL LONG-SHORT FUND--CLASS B

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                              6/30/02
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                            $   11.14

Net investment income/(loss)                                                         (0.07)

Net realized and unrealized gain/(loss) on investments                               (0.17)

Net increase/(decrease) in net assets resulting from investment operations           (0.24)

Dividends from net investment income                                                    --

  Distributions from net realized capital gains                                         --

Total distributions                                                                     --

Net Asset Value - End of Period                                                  $   10.90

Total Return(1)                                                                      (2.15)%

NET ASSETS, END OF PERIOD (IN 000s)                                              $     121
===========================================================================================================

Ratio of net investment income/(loss) to average net assets                          (1.45)%

Net investment income/(loss) before deferral of fees by Manager                  $   (0.03)

Portfolio turnover rate                                                                425%

Expense ratio including certain expenses(2)                                           2.86%

Expense ratio before deferral of fees by Manager, including certain expenses(2)       2.86%

Expense ratio excluding certain expenses(2)                                           2.74%


                                                                                        GLOBAL LONG-SHORT FUND--CLASS C
                                                                                            6/30/01                     3/31/99
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                             6/30/02     (3)   6/30/00  6/30/99      (3)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                           $   10.02    27.72    18.01    15.13      11.83

Net investment income/(loss)                                                        (0.66)   (0.15)   (0.71)   (0.13)     (0.15)

Net realized and unrealized gain/(loss) on investments                              (0.31)   (8.43)   12.41     3.01       4.55

Net increase/(decrease) in net assets resulting from investment operations          (0.97)   (8.58)   11.70     2.88       4.40

Dividends from net investment income                                                   --       --       --       --         --

  Distributions from net realized capital gains                                        --    (9.12)   (1.99)      --      (1.10)

Total distributions                                                                    --    (9.12)   (1.99)      --      (1.10)

Net Asset Value - End of Period                                                 $    9.05    10.02    27.72    18.01      15.13

Total Return(1)                                                                    (17.65)% (40.62)%  65.61%   19.37%     38.81%

NET ASSETS, END OF PERIOD (IN 000s)                                             $   1,819    3,102    9,927    7,209      6,425
=================================================================================================================================

Ratio of net investment income/(loss) to average net assets                         (5.41)%  (1.51)%  (2.65)%  (3.07)%(4) (1.10)%

Net investment income/(loss) before deferral of fees by Manager                 $   (0.70)   (0.15)   (0.71)   (0.15)     (0.26)

Portfolio turnover rate                                                               425%     143%     204%      43%       226%

Expense ratio including certain expenses(2)                                          3.33%    3.82%    4.67%    4.93%(4)   4.15%

Expense ratio before deferral of fees by Manager, including certain expenses(2)      3.71%    3.82%    4.67%    5.36%(4)   4.54%

Expense ratio excluding certain expenses(2)                                          3.28%    3.04%    2.82%    3.10%      3.10%

(1)  Total return represents aggregate total return for the periods indicated.
(2) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.
(3) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.


montgomeryasset.com                                            (800) 280-3372

SPECIALTY FUND

FINANCIAL HIGHLIGHTS

                                                                                    EMERGING MARKETS FUND(5)--CLASS A

                                                                                      6/30/01      6/30/00
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                     6/30/02       (3)         (3)       6/30/99     6/30/98
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                  $   8.71       11.79       10.05        9.74         16.77

Net investment income/(loss)                                               0.02       (0.19)      (0.20)       0.00(6)       0.03

Net realized and unrealized gain/(loss) on investments                    (0.33)      (2.89)       1.94        0.31         (6.61)

Net increase/(decrease) in net assets resulting from investment
  operations                                                              (0.31)      (3.08)       1.74        0.31         (6.58)

Dividends from net investment income                                         --          --          --          --         (0.12)

     Distributions from net realized capital gains                           --          --          --          --         (0.33)

Total distributions                                                          --          --          --          --         (0.45)

Net Asset Value - End of Period                                        $   8.40        8.71       11.79       10.05          9.74

Total Return(1)                                                           (3.56)%    (26.12)%     17.43%       3.08%       (39.75)%

NET ASSETS, END OF PERIOD (IN 000s)                                    $    438         235       6,531         520           413
==================================================================================================================================

Ratio of net investment income/(loss) to average net assets                0.02%      (1.84)%     (1.72)%     (0.24)%        0.30%

Net investment income/(loss) before deferral of fees by Manager          $(0.07)      (0.24)      (0.21)       0.01          0.03

Portfolio turnover rate                                                      95%         97%        113%         86%           97%

Expense ratio including certain expenses(2)                                2.08%       2.23%       2.58%       2.30%         1.90%

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                       2.95%       2.71%       2.74%       2.40%         1.90%

Expense ratio excluding certain expenses(2)                                2.02%       2.15%       2.19%       2.15%         1.85%


montgomeryasset.com                                            (800) 280-3372

                                                              EMERGING MARKETS FUND--CLASS B    EMERGING MARKETS FUND--CLASS C


SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                       6/30/02                               6/30/02
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                      $   7.22                              $   7.22

Net investment income/(loss)                                                   0.11                                 (0.01)

Net realized and unrealized gain/(loss) on investments                         1.37                                  1.42

Net increase/(decrease) in net assets resulting from investment
  operations                                                                   1.48                                  1.41

Dividends from net investment income                                             --                                    --

     Distributions from net realized capital gains                               --                                    --

Total distributions                                                              --                                    --

Net Asset Value - End of Period                                            $   8.70                              $   8.63

Total Return(1)                                                               20.50%                                19.53%

NET ASSETS, END OF PERIOD (IN 000s)                                        $     --                              $     24
====================================================================================================================================

Ratio of net investment income/(loss) to average net assets                    0.27%                                (0.23)%

Net investment income/(loss) before deferral of fees by Manager            $  (0.11)                             $  (0.06)

Portfolio turnover rate                                                          95%                                   95%

Expense ratio including certain expenses(2)                                    0.18%                                 2.53%

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                           1.04%                                 3.40%

Expense ratio excluding certain expenses(2)                                    0.18%                                 2.44%

(1)  Total return represents aggregate total return for the periods indicated.
(2) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.
(3) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.


(5) The Montgomery Emerging Markets Fund's Class A shares were issued in exchange for Class P shares on October 31, 2001.
(6)  Amount represents less than $0.01 per share.


montgomeryasset.com                                            (800) 280-3372

FOCUS FUNDS

FINANCIAL HIGHLIGHTS

                                                                    U.S.       U.S.       U.S.       MID CAP    MID CAP    MID CAP
                                                                   FOCUS      FOCUS      FOCUS        FOCUS      FOCUS      FOCUS
                                                                   FUND(7)     FUND       FUND        FUND(8)    FUND       FUND
                                                                 --CLASS A  --CLASS B  --CLASS C    --CLASS A  --CLASS B  --CLASS C

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:              6/30/02    6/30/02     6/30/02     6/30/02    6/30/02   6/30/02
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                             $  6.46     $  6.46     $  6.46     $ 6.92     $ 6.92     $ 6.92

Net investment income/(loss)                                        (0.03)      (0.05)      (0.03)      0.02       0.02       0.02

Net realized and unrealized gain/(loss) on investments              (0.87)      (0.87)      (0.87)      0.27       0.30       0.31

Net increase/(decrease) in net assets resulting from investment
 operations                                                         (0.90)      (0.92)      (0.90)      0.29       0.32       0.33

Dividends from net investment income                                   --          --          --      (0.03)     (0.03)     (0.03)

    Distributions from net realized capital gains                      --          --          --         --         --         --

Total distributions                                                    --          --          --      (0.03)     (0.03)     (0.03)

Net Asset Value - End of Period                                   $  5.56     $  5.54     $  5.56     $ 7.18     $ 7.21     $ 7.22

Total Return(1)                                                    (13.93)%    (14.24)%    (13.93)%     3.76%      4.19%      4.34%

NET ASSETS, END OF PERIOD (IN 000s)                               $    --     $    --     $    --     $   --     $   --     $    2
====================================================================================================================================

Ratio of net investment income/(loss) to average net assets         (0.86)%     (1.29)%     (0.86)%    (0.77)%    (1.08)%    (1.77)%

Net investment income/(loss) before deferral of fees by Manager   $ (1.33)    $ (1.35)    $ (1.33)    $(0.12)    $(0.11)    $(0.07)

Portfolio turnover rate                                               204%        204%        204%       153%       153%       153%

Expense ratio including certain expenses(2)                            --          --          --       0.29%        --         --

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                 8.70%       7.70%       7.41%      7.33%        --         --

Expense ratio excluding certain expenses(2)                          1.25%       2.00%       2.00%      1.40%      2.15%      2.15%

montgomeryasset.com                                            (800) 280-3372


                                                                            GLOBAL FOCUS FUND(9)--CLASS A


                                                                                6/30/01    6/30/00    6/30/99    6/30/98
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                6/30/02    (3)(10)       (3)       (3)        (3)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                               $ 10.68       22.35      21.83      20.68      19.98

Net investment income/(loss)                                          (0.22)      (1.46)     (0.47)     (0.14)      0.09

Net realized and unrealized gain/(loss) on investments                (3.25)      (6.26)      4.10       2.64       2.46

Net increase/(decrease) in net assets resulting from investment
 operations                                                           (3.47)      (7.72)      3.63       2.50       2.55

Dividends from net investment income                                     --          --         --      (0.30)        --

    Distributions from net realized capital gains                        --     $ (3.95)     (3.11)     (1.05)     (1.85)

Total distributions                                                      --     $ (3.95)     (3.11)     (1.35)     (1.85)

Net Asset Value - End of Period                                     $  7.21       10.68      22.35      21.83      20.68

Total Return(1)                                                      (32.49)%    (38.59)%    16.91%     13.46%     14.12%

NET ASSETS, END OF PERIOD (IN 000s)                                 $     5           9         20         55         52
=========================================================================================================================

Ratio of net investment income/(loss) to average net assets           (0.94)%     (1.07)%    (1.99)%    (0.72)%    (0.34)%

Net investment income/(loss) before deferral of fees by Manager     $ (0.30)      (1.49)     (0.66)     (0.14)      0.09

Portfolio turnover rate                                                 176%        199%       181%       115%       151%

Expense ratio including certain expenses(2)                            1.78%       2.07%      2.94%      2.01%      2.06%

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                   2.54%       2.25%      2.97%      2.01%      2.06%

Expense ratio excluding certain expenses(2)                            1.77%       2.05%      2.01%      1.98%      2.05%

                                                                                           EMERGING   EMERGING      EMERGING
                                                                     GLOBAL      GLOBAL     MARKETS    MARKETS      MARKETS
                                                                   FOCUS FUND  FOCUS FUND FOCUS FUND  FOCUS FUND   FOCUS FUND
                                                                   --CLASS B   --CLASS C   --CLASS A   --CLASS B   --CLASS C

                                                                                            6/30/02
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                6/30/02    6/30/02        (11)    6/30/02      6/30/02
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                               $  8.41     $  8.41     $ 11.37     $ 11.37     $ 11.37

Net investment income/(loss)                                             --       (1.24)       0.29        0.08        0.05

Net realized and unrealized gain/(loss) on investments                (0.93)       0.31        2.94        3.17        3.16

Net increase/(decrease) in net assets resulting from investment
 operations                                                           (0.93)      (0.93)       3.23        3.25        3.21

Dividends from net investment income                                     --          --       (0.10)      (0.10)      (0.10)

    Distributions from net realized capital gains                        --          --          --          --          --

Total distributions                                                      --          --       (0.10)      (0.10)      (0.10)

Net Asset Value - End of Period                                     $  7.48     $  7.48     $ 14.50     $ 14.52     $ 14.48

Total Return(1)                                                      (11.06)%    (11.06)%     28.57%      28.65%      28.39%

NET ASSETS, END OF PERIOD (IN 000s)                                 $    --     $    --     $    23     $    11     $    13
=================================================================================================================================

Ratio of net investment income/(loss) to average net assets              --       (2.04)%      0.43%       0.10%       0.10%

Net investment income/(loss) before deferral of fees by Manager     $ (0.11)    $ (2.29)    $  0.08     $ (0.08)    $ (0.43)

Portfolio turnover rate                                                 176%        176%        206%        206%        206%

Expense ratio including certain expenses(2)                            0.45%       2.09%       2.20%       2.31%       3.44%

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                   0.45%       3.23%       5.27%       5.38%       6.51%

Expense ratio excluding certain expenses(2)                            0.45%       2.09%       2.13%       2.21%       3.31%


(1)  Total return represents aggregate total return for the periods indicated.
(2) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.
(3) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

(7) The Montgomery U.S. Focus Fund was formerly named the Montgomery U.S. Select 20 Portfolio.
(8) The Montgomery Mid Cap Focus Fund was formerly named the Montgomery Mid Cap 20 Portfolio.
(9) The Montgomery Global Focus Fund was formerly named the Montgomery Global 20 Portfolio.
(10) The Montgomery Global Focus Fund's Class A shares were issued in exchange for Class P shares on October 31, 2001.
(11) The Montgomery Emerging Markets Focus Fund was formerly named the Montgomery Emerging Markets 20 Portfolio.


montgomeryasset.com                                            (800) 280-3372

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

                                                                   TOTAL RETURN  TOTAL RETURN  TOTAL RETURN
                                                                     BOND FUND    BOND FUND     BOND FUND
                                                                     --CLASS A   -- CLASS B     --CLASS C


SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                6/30/02       6/30/02        6/30/02
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                            $   12.45     $   12.45     $   12.45

Net investment income/(loss)                                          0.32          0.23          0.25

Net realized and unrealized gain/(loss) on investments               (0.06)        (0.05)        (0.11)

Net increase/(decrease) in net assets resulting from investment
  operations                                                          0.26          0.18         (0.14)

Dividends from net investment income                                 (0.32)        (0.23)        (0.25)

     Distributions from net realized capital gains                   (0.22)        (0.22)        (0.22)

Total distributions                                                  (0.54)        (0.45)        (0.47)

Net Asset Value - End of Period                                  $   12.17     $   12.18     $   12.12

Total Return(1)                                                       2.21%         1.52%         1.12%

NET ASSETS, END OF PERIOD (IN 000s)                              $     117     $      87     $      27
===========================================================================================================

Ratio of net investment income/(loss) to average net assets           5.78%         4.93%         5.14%

Net investment income/(loss) before deferral of fees by Manager  $    0.16     $    0.22     $    0.24

Portfolio turnover rate                                                193%          193%          193%

Expense ratio including certain expenses(2)                           0.96%         0.83%         0.95%

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                  1.95%         1.94%         1.93%

Expense ratio excluding certain expenses(2)                           0.89%         0.78%         0.89%


                                                                              SHORT DURATION GOVERNMENT BOND FUND
                                                                                           --CLASS A

                                                                     6/30/02      6/30/01
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                  (12)         (3)      6/30/00       6/30/99       6/30/98
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                            $   10.19         9.88       10.03          10.15         9.99

Net investment income/(loss)                                          0.43         0.55        0.56           0.41         0.61

Net realized and unrealized gain/(loss) on investments                0.22         0.31       (0.15)         (0.06)        0.12

Net increase/(decrease) in net assets resulting from investment
  operations                                                          0.65         0.86        0.41           0.35         0.73

Dividends from net investment income                                 (0.47)       (0.55)      (0.56)         (0.42)       (0.57)

     Distributions from net realized capital gains                   (0.13)          --          --          (0.05)          --

Total distributions                                                  (0.60)       (0.55)      (0.56)         (0.47)       (0.57)

Net Asset Value - End of Period                                  $   10.24        10.19        9.88          10.03        10.15

Total Return(1)                                                       6.45%        8.93%       4.18%          4.47%        7.34%

NET ASSETS, END OF PERIOD (IN 000s)                              $   6,034        4,550       4,087          3,887            3
===================================================================================================================================

Ratio of net investment income/(loss) to average net assets           4.16%        5.43%       5.60%          4.96%        5.58%

Net investment income/(loss) before deferral of fees by Manager  $    0.36         0.48        0.54           0.37         0.55

Portfolio turnover rate                                                400%         245%        188%           199%         502%

Expense ratio including certain expenses(2)                           1.12%        1.91%       1.36%          1.60%        1.40%

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                  1.78%        2.70%       1.86%          2.10%        1.98%

Expense ratio excluding certain expenses(2)                           0.85%        0.85%       0.88%          0.87%        0.53%

montgomeryasset.com                                            (800) 280-3372

                                                                       SHORT DURATION              SHORT DURATION
                                                                    GOVERNMENT BOND FUND         GOVERNMENT BOND FUND
                                                                         --CLASS B                    --CLASS C


SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                      6/30/02                     6/30/02
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                   $   10.22                   $   10.22

Net investment income/(loss)                                                   --                          --

Net realized and unrealized gain/(loss) on investments                       0.03                        0.03

Net increase/(decrease) in net assets resulting from investment
  operations                                                                 0.03                        0.03

Dividends from net investment income                                           --                          --

     Distributions from net realized capital gains                             --                          --

Total distributions                                                            --                          --

Net Asset Value - End of Period                                         $   10.25                   $   10.25

Total Return(1)                                                              0.29%                       0.29%

NET ASSETS, END OF PERIOD (IN 000s)                                     $      --                   $      --
======================================================================================================================

Ratio of net investment income/(loss) to average net assets                    --                          --

Net investment income/(loss) before deferral of fees by Manager         $      --                   $      --

Portfolio turnover rate                                                       400%                        400%

Expense ratio including certain expenses(2)                                    --                          --

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                         0.45%                       0.45%

Expense ratio excluding certain expenses(2)                                    --                          --

                                                                                         GOVERNMENT MONEY MARKET FUND
                                                                                              --CLASS A

                                                                    6/30/02        6/30/01
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                 (13)           (3)        6/30/00      6/30/99       6/30/98
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                             $    1.00          1.00         1.00         1.00         1.00

Net investment income/(loss)                                          0.025         0.054        0.051        0.045        0.049

Net realized and unrealized gain/(loss) on investments                 0.00          0.00         0.00         0.00         0.00

Net increase/(decrease) in net assets resulting from investment
  operations                                                          0.025         0.054        0.051        0.045        0.049

Dividends from net investment income                                 (0.025)       (0.054)      (0.051)      (0.045)      (0.049)

     Distributions from net realized capital gains                       --            --           --           --           --

Total distributions                                                  (0.025)       (0.054)      (0.051)      (0.045)      (0.049)

Net Asset Value - End of Period                                   $    1.00          1.00         1.00         1.00         1.00

Total Return(1)                                                        2.56%         5.56         5.19         4.54         5.00

NET ASSETS, END OF PERIOD (IN 000s)                               $       1             1        8,653            1           --
====================================================================================================================================

Ratio of net investment income/(loss) to average net assets            1.25%         5.76%        5.53%        4.52%        4.90%

Net investment income/(loss) before deferral of fees by Manager   $   0.022         0.054        0.051        0.045        0.049

Portfolio turnover rate                                                 N/A           N/A          N/A          N/A          N/A

Expense ratio including certain expenses(2)                            0.65%         0.70%        0.72%        0.75%        0.78%

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                   0.68%         0.70%        0.72%        0.75%        0.78%

Expense ratio excluding certain expenses(2)                            0.65%         0.70%        0.72%        0.75%        0.78%

                                                                        GOVERNMENT MONEY             GOVERNMENT MONEY
                                                                          MARKET FUND                  MARKET FUND
                                                                          --CLASS B                     --CLASS C


SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:                       6/30/02                      6/30/02
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                    $    1.00                    $    1.00

Net investment income/(loss)                                                    --                           --

Net realized and unrealized gain/(loss) on investments                        0.00                          0.00

Net increase/(decrease) in net assets resulting from investment
  operations                                                                    --                           --

Dividends from net investment income                                            --                           --

     Distributions from net realized capital gains                              --                           --

Total distributions                                                             --                           --

Net Asset Value - End of Period                                          $    1.00                    $    1.00

Total Return(1)                                                                 --                           --

NET ASSETS, END OF PERIOD (IN 000s)                                      $      --                    $      --
========================================================================================================================

Ratio of net investment income/(loss) to average net assets                     --                           --

Net investment income/(loss) before deferral of fees by Manager          $      --                    $      --

Portfolio turnover rate                                                        N/A                          N/A

Expense ratio including certain expenses(2)                                     --                           --

Expense ratio before deferral of fees by Manager, including
 certain expenses(2)                                                            --                           --

Expense ratio excluding certain expenses(2)                                     --                           --

(1)  Total return represents aggregate total return for the periods indicated.
(2) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.
(3) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

(12) The Montgomery Short Duration Government Bond Fund's Class A shares were issued in exchange for Class P shares on May 31, 2001.
(13) The Montgomery Government Money Market Fund's Class A shares were issued in exchange for Class P shares on May 31, 2001.


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                                       51

                     [ PAGE INTENTIONALLY LEFT BLANK ]

You can find more information about the Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.280.3372. You can review and copy further information about the Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, please call 202.942.8090. Reports and other information about the Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about the Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at (800) 280-3372.

Corporate Headquarters:
MONTGOMERY Asset Management, LLC
101 California Street
San Francisco, CA 94111-9361


[GRAPHIC]
800.280.3372
montgomeryasset.com

SEC File Nos.: 811-6011                            Funds Distributor, Inc. 10/02
               811-8064                                                 239/2444

                                     PART A

                                 PROSPECTUS FOR

              INSTITUTIONAL SERIES: INTERNATIONAL GROWTH PORTFOLIO
                INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO

PROSPECTUS
OCTOBER 31, 2002


THE MONTGOMERY FUNDS II(SM)

MONTGOMERY INSTITUTIONAL SERIES:
     International Growth Portfolio
     Emerging Markets Portfolio




The Montgomery Funds have registered the mutual funds offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Portfolios.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                       1

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




                                TABLE OF CONTENTS
                                                                           PAGE
INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT                                                          4

OBJECTIVE                                                                     4

PRINCIPAL STRATEGY                                                            4

PRINCIPAL RISKS                                                               4

FEES AND EXPENSES                                                             6

EMERGING MARKETS PORTFOLIO

PORTFOLIO MANAGEMENT                                                          7

OBJECTIVE                                                                     7

PRINCIPAL STRATEGY                                                            7

PRINCIPAL RISKS                                                               7

FEES AND EXPENSES                                                             9

PORTFOLIO MANAGEMENT                                                          10


ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS               11

   PORTFOLIO OPERATING EXPENSES                                               11
   DEFENSIVE INVESTMENTS                                                      11
   PORTFOLIO TURNOVER                                                         11
   ADDITIONAL BENCHMARK INFORMATION                                           12
   WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT                        12
   HOW PORTFOLIO SHARES ARE PRICED                                            12
   FOREIGN INVESTORS                                                          13
   INVESTING IN THE PORTFOLIOS THROUGH FINANCIAL INTERMEDIARIES               13
   BUYING AND SELLING SHARES THROUGH SECURITIES BROKERS AND BENEFIT PLAN
   ADMINISTRATORS                                                             13
   INVESTING IN THE PORTFOLIOS DIRECTLY WITH MONTGOMERY                       13
   OPENING A NEW ACCOUNT                                                      13
   BUYING ADDITIONAL SHARES                                                   14
   SELLING SHARES                                                             15
   OTHER POLICIES                                                             16
   MINIMUM ACCOUNT BALANCES                                                   16
   UNCASHED REDEMPTION CHECKS                                                 16
   IN-KIND REDEMPTIONS                                                        16
   TRANSACTION CONFIRMATION                                                   16
   TELEPHONE TRANSACTIONS                                                     16
   TAX WITHHOLDING INFORMATION                                                17
   IDENTITY VERIFICATION PROCEDURES NOTICE                                    17
   PRIVACY NOTICE                                                             17


                                       2
montgomeryasset.com                                             (800) 627-7933

   AFTER YOU INVEST                                                           19
   TAXES                                                                      19
   DIVIDENDS AND DISTRIBUTIONS                                                19
   REFERRAL ARRANGEMENTS                                                      19
   OUR PARTNERS                                                               19
   HOW TO AVOID "BUYING A DIVIDEND"                                           20

 FINANCIAL HIGHLIGHTS                                                         21



HOW TO CONTACT US:
Montgomery Institutional
Advisory Services
(800) 627-7933

MONTGOMERY WEB SITE
www.montgomeryasset.com

ADDRESS GENERAL CORRESPONDENCE TO:
The MONTGOMERY Funds II
101 California Street
San Francisco, CA 94111-9361



                                       3
montgomeryasset.com                                             (800) 627-7933

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT
-  OSCAR CASTRO, CFA

OBJECTIVE
-  Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in medium- and large-cap companies based in developed markets outside the United States

Under normal conditions, the Portfolio invests primarily in the common stocks of companies based outside the United States each having a total stock market value (market capitalization) that exceeds $1 billion at the time of purchase. The Portfolio currently concentrates its investments in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as developed markets in Asia, such as Japan and Hong Kong. The Portfolio typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.

The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the manager favors companies that he considers to be under- or reasonably valued relative to their long-term prospects. The portfolio manager favors companies that he believes have a competitive advantage, offer innovative products or services, and may profit from such trends as deregulation and privatization. On a strategic basis, the Portfolio's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager and analysts frequently travel to the countries in which the Portfolio invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

PRINCIPAL RISKS

By investing in stocks, the Portfolio may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. The Portfolio's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Portfolio--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

By investing primarily in foreign stocks, the Portfolio may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Portfolio invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.


                                              FINANCIAL HIGHLIGHTS
                                              For more details, see page _

                                       4
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



PAST PORTFOLIO PERFORMANCE

The following bar chart shows the risks of investing in the Portfolio and how the Portfolio's total return has varied from year to year. All results of the Portfolio reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                             1999     2000     2001
International Growth         26.77%  -22.03%  -31.13%
  Portfolio

                             1999     2000     2001
International Growth         26.77%  -22.03%  -31.13%
  Portfolio


                                     HIGHEST AND LOWEST QUARTER RETURNS
                                  (for the periods shown in the bar chart)

---------------------------------------------------------------------------------
International Growth Portfolio         Highest (Q4 1999) +28.81%         Lowest (Q1  2001) -21.08%




MORE RECENT PERFORMANCE               1/1/02 - 9/30/02
International Growth Portfolio           -22.92%


The table below compares the Portfolio's performance with a commonly-used index for its market segment. Performance of the Portfolio is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS                            1 Year   Since Portfolio
(for the periods ended December 31, 2001)                           Inception
International Growth Portfolio                                      (6/30/98)
       Return Before Taxes                              -31.13%      -10.10%


       Return After Taxes on Distributions(1)          -31.13%      -10.99%

       Return After Taxes on Distributions and         -18.96%       -8.08%
       Sale of Portfolio Shares(1)

COMPARATIVE RETURNS
(Reflects no deduction for fees, expenses or taxes.)

MSCI EAFE Index(2)                                     -21.21%       -3.13%


The Portfolio's performance data do not reflect any redemption fee that could be imposed, since such charges vary based on the amount of the investment and the length of time the shares are held (see page __ for more information on sales charges.) If such a fee were deducted, the returns would have been lower.

Notes:
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
2 See page __ for a description of this index. This index does not incur expenses and cannot be purchased directly by investors.


                                       5
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

FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold shares of the Portfolio. Montgomery does not impose any front-end or deferred sales loads on this Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
      Redemption Fee(1)                                                                                  1.50%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
      Management Fee(2)                                                                                  0.75%
      Distribution/Service (12b-1) Fee                                                                   0.00%
      Other Expenses                                                                                     0.75%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                                                1.50%
      Fee Reduction and/or Expense Reimbursement                                                         0.65%
NET EXPENSES(3)                                                                                          0.85%



1 Deducted from the net proceeds of shares redeemed (or exchanged) within one year after purchase. Shareholders who have invested at least $2 million in the Portfolio (less any prior redemptions) are not subject to the redemption fee. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

2 The management fee of 0.75% will be reduced to 0.65% for Portfolio assets in excess of $500 million.

3 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Portfolio's total annual operating expenses (excluding interest taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.90%. This contract has a one-year term renewable at the end of each fiscal year. Montgomery Asset Management has voluntarily reduced its fees and/or absorbed an additional 0.05% of fees and/or expenses resulting in an effective net expense rate of 0.85%. Montgomery Asset Management may increase or decrease the voluntary reduction at its discretion.

EXAMPLE OF PORTFOLIO EXPENSES: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Portfolio's actual expenses or returns.

              1 YEAR         3 YEARS         5 YEARS            10 YEARS
              ----------------------------------------------------------
               $92            $415            $762               $1,739
montgomeryasset.com                                             (800) 627-7933

EMERGING MARKETS PORTFOLIO

PORTFOLIO MANAGEMENT
- JOSEPHINE JIMENEZ AND FRANK CHIANG

OBJECTIVE
- Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in companies based or operating primarily in developing economies throughout the world

Under normal conditions, the Portfolio invests at least 80% of its net assets in the stocks of companies of any size and based in the world's developing economies. The Portfolio typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any one country. These may include:

- LATIN AMERICA: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

- ASIA: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

- EUROPE: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

- THE MIDDLE EAST: Israel and Jordan

- AFRICA: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe


The Portfolio's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Portfolio allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Portfolio well diversified across individual stocks, industries and countries to reduce its overall risk.

PRINCIPAL RISKS

By investing in stocks, the Portfolio may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in the emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Portfolio invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                                                   FINANCIAL HIGHLIGHTS
                                                   For more details, see page __

                                       7
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



PAST PORTFOLIO PERFORMANCE

The following bar chart shows the risks of investing in the Portfolio and how the Portfolio's total return has varied from year to year. All results of the Portfolio reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[BAR CHART]

                             1994    1995    1996   1997    1998    1999   2000   2001
Emerging Markets Portfolio   -9.24%  -7.12%  13.00% -2.00%  -35.00  66.87% -27.44 -3.83%

                             1994    1995    1996   1997    1998    1999   2000   2001
Emerging Markets Portfolio   -9.24%  -7.12%  13.00% -2.00%  -35.00  66.87% -27.44 -3.83%


                                     HIGHEST AND LOWEST QUARTER RETURNS
                                  (for the periods shown in the bar chart)
Emerging Markets Portfolio   Highest (Q4 1999) +35.21% Lowest (Q3 1998) -23.67%



MORE RECENT PERFORMANCE               1/1/02 - 9/30/02
       Emerging Markets Portfolio         -16.92%


The table below compares the Portfolio's performance with a commonly-used index for its market segment. Performance of the Portfolio is shown through December 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS                            1 Year    5 Year    Since Portfolio
(for the periods ended December 31, 2001)                                 Inception
Emerging Markets Portfolio                                               (12/17/93)
       Return Before Taxes                              -3.83%    -5.79%        -4.04%

       Return After Taxes on Distributions(1)           -4.15%    -5.93%        -4.16%

       Return After Taxes on Distributions and
       Sale of Portfolio Shares(1)                      -2.27%    -4.53%        -3.15%

COMPARATIVE RETURNS
(Reflects no deduction for fees, expenses or taxes.)

MSCI Emerging Markets Free Index(2)                     -2.37%    -5.74%        -4.48%


Notes:
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 See page __ for a description of this index. The index does not incur expenses and cannot be purchased directly by investors.




                                       8

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





FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold shares of the Portfolio. Montgomery does not impose any deferred sales loads on this Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
    Investment Expense Reimbursement Fee(1)                                                      0.75%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)(2)
    Management Fee(3)                                                                            1.19%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               3.61%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                                        4.80%
     Fee Reduction and/or Expense Reimbursement                                                  3.50%
NET EXPENSES                                                                                     1.30%

1 The investment expense reimbursement fee is paid to the Portfolio to offset certain costs, such as brokers' commissions, incurred by the Portfolio in investing cash received from shareholders. This fee is paid directly to the Portfolio. The investment expense reimbursement fee will not be charged on investments made in the form of securities acceptable to Montgomery Asset Management, LLC. Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion will not be subject to this fee.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Portfolio's total annual operating expenses (excluding interest, tax expenses, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.25%. This contract has a one-year term renewable at the end of each fiscal year. See page 20 for an explanation of this contract.
3 The management fee of 1.25% is reduced to 1.00% to the extent Portfolio assets exceed $50 million and to 0.90% to the extent Portfolio assets exceed $100 million.

EXAMPLE OF PORTFOLIO EXPENSES: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes that an investment is made with securities (so the investment expense reimbursement fee does not apply) and assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Portfolio's actual expenses or returns.

              1 YEAR         3 YEARS         5 YEARS            10 YEARS
              ----------------------------------------------------------
              $132           $1,130          $2,131             $4,653



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PORTFOLIO MANAGEMENT

The investment manager of the Portfolios is Montgomery Asset Management, LLC, an asset management company founded in 1990. As of September 30, 2002, Montgomery Asset Management managed approximately $5.7 billion in assets, including approximately $1.6 billion on behalf of investors in The Montgomery Funds. Montgomery Asset Management is based at 101 California Street, San Francisco, California, 94111.

OSCAR CASTRO, CFA, SENIOR PORTFOLIO MANAGER

Mr. Castro has managed the Montgomery Institutional Series: International Growth Portfolio since its inception in 1998. Prior to joining Montgomery in 1993, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Castro holds an M.B.A. degree in Finance from Drexel University in Pennsylvania and a B.S. degree in Chemical Engineering from Simon Bolivar University in Venezuela.

FRANK CHIANG, PORTFOLIO MANAGER

Mr. Chiang joined Montgomery in 1996, co-managing the Montgomery Institutional
Series: Emerging Markets Portfolio. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and an M.B.A. degree in Finance from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

JOSEPHINE JIMENEZ, CFA, SENIOR PORTFOLIO MANAGER

Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Institutional Series: Emerging Markets Portfolio since it launched in 1993. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received an M.S. degree from the Massachusetts Institute of Technology and a B.S. degree from New York University.

CFA(R) and Chartered Financial Analyst(R) are trademarks of the Association for Investment Management and Research.

MANAGEMENT FEES The table below shows the contractual management fee rate and the aggregate management fee rate actually paid to the Manager over the past fiscal year for the Portfolios. The aggregate management fee rates shown may vary from year to year, depending on actual expenses. Actual fee rates may be higher or lower than contractual rates to the extent the Manager recoups or defers fees during the fiscal year.



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
                                                                                              AGGREGATE MANAGEMENT
                                                                      CONTRACTUAL MANAGEMENT  FEE INCLUDING EFFECT
                                                                               FEES              OF FEES REDUCED
MONTGOMERY INSTITUTIONAL SERIES:                                          (annual rate)           (annual rate)
     International Growth Portfolio                                        0.75%                    1.18%
     Emerging Markets Portfolio                                            1.25%                    1.19%

ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS

PORTFOLIO OPERATING EXPENSES

Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the International Growth Portfolio to 0.90% and the Emerging Markets Portfolio to 1.25%. Certain expenses, which are required to be excluded from the calculation of the expense limit, may cause each Portfolio's annual operating expenses to exceed its respective operating expense limits. The expenses include: (a) interest expense incurred on (i) borrowings under a line of credit used to meet shareholder redemption requests or (ii) other borrowings (b) commissions, duties and capital-gains taxes imposed on the sale of securities in certain foreign countries; (c) short sale dividend expenses; (d) Rule 12b-1 fees; and (e) expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation . Shareholders are not entitled to a credit for foreign capital-gains taxes incurred by the Portfolios. The Portfolios may, however, elect to pass through foreign income-tax credits to the shareholders.

DEFENSIVE INVESTMENTS

At the discretion of its portfolio manager(s), each Portfolio may invest up to 100% of its assets in cash for temporary defensive purposes. The Portfolios are not required or expected to take such a defensive posture. But, if used, such an unlikely stance may help the Portfolios minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Portfolio may not achieve its investment objective. For example, should the market advance during the period, the Portfolio may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER

The Portfolios' managers will sell a security when they believe it is appropriate to do so, regardless of how long the Portfolios have owned that security. Buying and selling securities generally involves some expense to the Portfolios, such as commission paid to brokers and other transaction costs. By selling a security, a Portfolio may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Portfolio's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Portfolio's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights" beginning on page __ for each Portfolio's historical portfolio turnover.


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ADDITIONAL BENCHMARK INFORMATION

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

The MSCI EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.


WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT
You pay no sales charge to invest in the Portfolios. Trade requests received after the close of trading on the New York Stock Exchange (NYSE), normally 1:00 P.M. Pacific Time (4:00 P.M. Eastern Time) will be executed at the following business day's closing price. The minimum initial investment in each Portfolio is $2 million. Subsequent investments in the International Growth Portfolio must be at least $10,000; subsequent investments in the Emerging Markets Portfolio must be at least $100,000.

Under certain conditions, we may waive these minimums. If you buy shares through a broker or investment adviser, different requirements may apply. All investments must be made in U.S. dollars. Purchases may also be made in certain circumstances by payment of securities. See "In-Kind Purchases" below and the Statement of Additional Information for further details.

WE MUST RECEIVE PAYMENT FROM YOU WITHIN THREE BUSINESS DAYS OF YOUR PURCHASE. In addition, the Portfolios and the Distributor each reserve the right to reject any purchase.

HOW PORTFOLIO SHARES ARE PRICED

How and when we calculate each Portfolio's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate each Portfolio's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of each Portfolio's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Portfolios calculate their NAVs. In this case Montgomery, under the supervision of the Portfolios' Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate each Portfolio's NAV after the close of trading on the NYSE every day that the NYSE is open for trading. We do not calculate NAVs on days that the NYSE is closed for trading. An exception applies as described below. Additionally, the Portfolios may, but do not expect to, determine the NAVs of their shares on any day the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. Eastern Time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after the receipt of your order. More details about how we calculate the Portfolios' NAVs are provided in the Statement of Additional Information.

THE PORTFOLIOS INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES AND TRADED ON FOREIGN EXCHANGES. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, each Portfolio's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in that Portfolio.

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FOREIGN INVESTORS
Foreign citizens and resident aliens of the United States living abroad may not invest in the Portfolios.

INVESTING IN THE PORTFOLIOS THROUGH FINANCIAL INTERMEDIARIES
The Portfolios are available to institutional investors and investment advisers through select programs.

BUYING AND SELLING SHARES THROUGH SECURITIES BROKERS AND BENEFIT PLAN ADMINISTRATORS
You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. astern Time) on any day the NYSE is open for trading. If your order is received by them after that time, it will be purchased or redeemed at the next calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Portfolios may receive fees from the Portfolios or Montgomery for providing those services.

INVESTING IN THE PORTFOLIOS DIRECTLY WITH MONTGOMERY

OPENING A NEW ACCOUNT
- BY MAIL Send your signed, completed application, with a check payable to THE MONTGOMERY FUNDS, to the appropriate address below. Your check must be in U.S. dollars and drawn only on a bank located in the United States. WE DO NOT ACCEPT THIRD-PARTY CHECKS, "STARTER" CHECKS, CREDIT-CARD CHECKS, INSTANT-LOAN CHECKS OR CASH INVESTMENTS. We may impose a charge on checks that do not clear.

- BY WIRE Call us at (800) 627-7933, option 2, to let us know that you intend to make your initial investment by wire. Tell us your name, the name of the Portfolio and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

State Street Bank and Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds II
For credit to: [SHAREHOLDER(S) NAME]
Shareholder Account Number: [SHAREHOLDER(S) ACCOUNT NUMBER]
Name of Portfolio: [NAME OF PORTFOLIO]

Please note that your bank may charge a wire transfer fee.

- BY PHONE To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Your purchase of the Portfolios must meet their investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.

- IN-KIND PURCHASES An investor may purchase shares of the Portfolios by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable, their acquisition is consistent with the Portfolios' investment objectives and policies, and the tendered securities are otherwise acceptable to the Portfolios' managers. For purposes of in-kind purchases, a security will be considered "readily marketable" if it is in the process of undergoing customary settlement and/or registration in its primary market. For purposes of sales of Portfolio


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shares, the tendered securities shall be valued at the identical time and in the identical manner that the securities of the Portfolio are valued for the purpose of calculating the net asset value of the Portfolios' shares.

BUYING ADDITIONAL SHARES

- BY MAIL Complete the form at the bottom of any Montgomery statement and mail it with your check payable to THE MONTGOMERY FUNDS to the appropriate address below. Or mail a check with a signed letter noting the name of the Portfolio, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

REGULAR MAIL
The Montgomery Funds II
c/o DST Systems, Inc.
P.O. Box 219073
Kansas City, MO 64121-9073

EXPRESS MAIL OR OVERNIGHT COURIER
The Montgomery Funds II
c/o DST Systems, Inc.
210 West 10th Street
8th Floor
Kansas City, MO 64105-1614

- BY PHONE Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Portfolio you currently own or to invest in a new Portfolio, call (800) 627-7933, option 2. There are restrictions on the dollar amount of shares you may buy by phone.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

     - Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

     -    Send us a check by overnight or second-day courier service

     - Instruct your bank to wire money to our affiliated bank using the information provided above

- BY WIRE There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information on the previous page.

EXCHANGING SHARES

- You may exchange shares in the Portfolio only for shares in another Montgomery Institutional Portfolio or Montgomery R Class Fund, in accounts with the same registration, Taxpayer Identification Number (TIN) and address. Applicable minimums apply to exchanges as well as to purchases. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at (800) 627-7933, option 2.

OTHER EXCHANGE POLICIES

- We will process your exchange order at the "next-calculated" NAV. This means that if your exchange order is received after 4:00 P.M. Eastern Time on a particular day, it will be processed at the NAV calculated on the next trading day.

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- You may exchange shares only if the Portfolios are qualified for sale in your state. Call (800) 627-7933, option 2, for information on availability in your state. You may not exchange shares in one Portfolio for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Portfolio.

- Because excessive exchanges can harm a Portfolio's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Portfolio during a 12-month period. We may also refuse an exchange into a Portfolio from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same TIN will be counted together).

SELLING SHARES

You may sell some or all of your Portfolio shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Portfolio after receiving your order. We will promptly pay the proceeds to you, less any redemption charges, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear.

Shares can be sold in several ways:

- BY MAIL Send us a letter including your name, the Montgomery account number, the name of the Portfolio, and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all account holders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (NOT A NOTARIZATION), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers member firms.

If you want to wire your redemption proceeds but do not have a predesignated bank account, include a voided check or deposit slip with your letter. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion.

- BY PHONE You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares by phone. We may permit higher wire amounts at our discretion. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

- REDEMPTION FEES The redemption fee is intended to compensate the International Growth Portfolio for the increased expenses to longer-term shareholders and the disruptive effect on the Portfolio caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. The Portfolio will retain the fee charged.

Shareholders who have invested at least $2 million (less any prior redemptions) in the International Growth Portfolio are exempt from the redemption fee. This requirement also applies individually to shareholders who own shares indirectly through a financial intermediary (such as a no-transaction-fee network or a financial advisor). When calculating the total amount invested for purposes of this exception, any increase or decrease in the value of a shareholder's account due to market appreciation and/or depreciation is not included.

- INVESTMENT EXPENSE REIMBURSEMENT FEE The investment expense reimbursement fee is intended to defray costs associated with investing the proceeds received by the Emerging Markets Portfolio and to offset the dilutive effect those costs would otherwise have on the net asset value of shares held by existing shareholders.


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Additionally, the following fees may also be charged when you sell your shares:

- For shares sold by wire, a $10 wire transfer fee will be deducted directly from the proceeds.

- For redemption proceeds sent by overnight courier, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

OTHER POLICIES

MINIMUM ACCOUNT BALANCES
Due to the cost of maintaining small accounts, we require a minimum account balance of $100,000. If your account balance falls below that amount for any reason, we may ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we may either redeem your shares and send you the proceeds or we may charge you an annual maintenance fee of $10. The fee is payable to the Portfolio and is designed to offset in part the relatively higher costs of servicing small accounts. The Portfolio reserves the right to waive the fee. We believe that this policy is in the best interests of all our shareholders.

UNCASHED REDEMPTION CHECKS
If you receive your Portfolio redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at (800) 627-7933, option 2. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

IN-KIND REDEMPTIONS
When in the judgment of Manager it is consistent with the best interests of a Portfolio, an investor may redeem shares of a Portfolio and receive securities from the Portfolio selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Portfolio's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in-kind, the redeemed securities shall be valued at the identical time and in the identical manner as the other Portfolio securities for purposes of calculating the net asset value of the Portfolio's shares.

TRANSACTION CONFIRMATION
If you notice any errors on your trade confirmation, you must notify the relevant Portfolio of such errors within 30 days following the mailing of that confirmation. The Portfolios will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

TELEPHONE TRANSACTIONS
By buying, selling or exchanging shares over the phone, you agree to reimburse the Portfolios for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges. In addition, we may discontinue these privileges at any time upon prior written notice. You may discontinue phone privileges at any time.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Portfolios as a result.


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Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic, such as:

-    Recording certain calls

- Requiring an authorization number or other personal information not likely to be known by others

-    Sending a transaction confirmation to the investor

Montgomery and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, to protect you and your account we will temporarily suspend your telephone redemption privileges until 30 days after your notification. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

-    By overnight courier

-    By telegram

You may discontinue telephone privileges at any time.

TAX WITHHOLDING INFORMATION
Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting a local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends a Portfolio pays to them may be subject to up to 30% withholding instead of backup withholding.

IDENTITY VERIFICATION PROCEDURES NOTICE
The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a New Account application, you will be required to supply the Portfolio with information, such as your taxpayer identification number, that will assist the Portfolio in verifying your identity. Until such verification is made, the Portfolio may temporarily limit additional share purchases. In addition, the Portfolio may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Portfolio may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice.




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PRIVACY NOTICE
The Montgomery Funds may collect or capture nonpublic personal information about you from the following sources:

-    The Montgomery Funds New Account application or other forms;

-    Oral conversations with our representatives;

-    Your transactions with us;

-    Electronic sources such as our Web sites or e-mails; and

- Information about any bank account you use for transfers between your bank account and your Portfolio accounts, including information provided when effecting wire transfers.


We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Please inform us if you do not want to receive e-mail from our company in the future by sending us an e-mail at feedback@montgomeryasset.com. If you supply us with your postal address online you may receive periodic mailings from us with information on new products and services or upcoming events. If you do not wish to receive such mailings, please let us know by calling (800) 627-7933. Persons who supply us with their telephone numbers online may receive telephone contact from us with information regarding orders they have placed. If you do not wish to receive such phone calls, again, please let us know by calling (800) 627-7933.

If you have any additional questions or concerns about privacy, our information practices or the confidentiality of personal data transmissions, please contact a shareholder services representative at (800) 627-7933.



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AFTER YOU INVEST

TAXES
IRS rules require that the Portfolios distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates, depending on the length of time a Portfolio holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Portfolios' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Portfolio's shares or any exchange of a Portfolio's shares for those of another Montgomery Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Portfolios can be found in our Statement of Additional Information, available free by calling
(800) 627-7933, option 2. Consult your tax advisor about the potential tax consequences of investing in the Portfolios.

DIVIDENDS AND DISTRIBUTIONS
As a shareholder in a Portfolio, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as a 401(k) plan). Dividends and distributions are paid to all shareholders who maintain accounts with the Portfolio as of its "record date."

If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Portfolio shares.

REFERRAL ARRANGEMENTS
The Portfolios' Distributor compensates selected solicitors for bringing to the Portfolios new accounts or investments. The Portfolios will not pay this compensation out of their assets unless they have adopted a Rule 12b-1 plan. For specific information about these arrangements, you may request the Statement of Additional Information, available free by calling (800) 627-7933, option 2.

OUR PARTNERS
As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

FUNDS DISTRIBUTOR, INC., located in New York City and Boston, distributes the Portfolios.

DST SYSTEMS, INC., located in Kansas City, Missouri, is the Portfolio's Master Transfer Agent, and performs certain recordkeeping and accounting functions for the Portfolios.

STATE STREET BANK AND TRUST COMPANY, (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Portfolios.

J.P. MORGAN INVESTOR SERVICES CO., located in Boston, Massachusetts, assists Montgomery Asset Management, LLC in providing administrative and fund accounting services for the Portfolios.

J.P. MORGAN CHASE BANK, located in New York City, acts as the Portfolios' custodian.



                                       19

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


MONTGOMERY FUND                    INCOME DIVIDENDS                   CAPITAL GAINS
INSTITUTIONAL INTERNATIONAL        Declared and paid in the last      Declared and paid in the last quarter of
GROWTH PORTFOLIO                   quarter of each calendar year*     each calendar year*

INSTITUTIONAL EMERGING             Declared and paid in the last      Declared and paid in the last quarter of
MARKETS PORTFOLIO                  quarter of each calendar year*     each calendar year*

* Following their fiscal year end (June 30), the Portfolios may make additional distributions to avoid the imposition of a tax.

During the year, we will also send you the following communications:

- CONFIRMATION STATEMENTS, mailed after transactions occur in your account

- ACCOUNT STATEMENTS, mailed after the close of each calendar quarter

- ANNUAL AND SEMIANNUAL REPORTS, mailed approximately 60 days after June 30 and December 31

- 1099 TAX FORM, sent by January 31

- ANNUAL UPDATED PROSPECTUS, mailed to existing shareholders in the fall

To save you money, we send only one copy of each shareholder report, prospectus and prospectus supplement to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address). We will household all shareholder documents indefinitely; however, if you prefer to continue to receive separate mailings for each shareholder living in your household, please call
(800) 627-7933.

HOW TO AVOID "BUYING A DIVIDEND"
If you plan to purchase shares in a Portfolio, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Portfolio just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold a Portfolio in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in that Portfolio's appreciation.


                                       20

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



FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' performance for the periods shown. The following selected per-share data and ratios were audited by PricewaterhouseCoopers LLP. The audit reports of PricewaterhouseCoopers appear in the 2002 Annual Reports of the Portfolios. The total return figures in the table represent the rate an investor would have earned (or lost) on an investment in the relevant Portfolio (assuming reinvestment of all dividends and distributions).

                                                                       MONTGOMERY INSTITUTIONAL SERIES:
                                                                        INTERNATIONAL GROWTH PORTFOLIO
                                                               2002            2001          2000 (1)        1999 (2)
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:
Net asset value--beginning of period                           $7.25          $11.40         $10.18           $10.00
Net investment income                                           0.03            0.06           0.01             0.08
Net realized and unrealized gain/(loss) on investments         (1.28)          (3.45)          1.41             0.10
Net increase/(decrease) in net assets
   resulting from investment operations                        (1.25)          (3.39)          1.42             0.18
Distributions:
Dividends from net investment income                             --              --           (0.01)             --
Distributions from net realized capital gains                    --            (0.76)         (0.19)             --
Total distributions                                              --            (0.76)         (0.20)             --
NET ASSET VALUE--END OF PERIOD                                 $6.00           $7.25         $11.40           $10.18
                                                             =========       =========       ========        =========
TOTAL RETURN(3)                                               (17.24)%        (31.04)%        13.91%            1.80%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)                            $129,536        $210,625       $275,141         $148,831
Ratio of net investment income to average net assets           0.55%           0.63%           0.12%            1.50%
Net investment income before deferral of fees by
   Manager                                                    $(0.01)          $0.04          $0.00(4)        $0.07
Portfolio turnover rate                                          134%           227%            218%             155%
Expense ratio including certain expenses (5)                    0.85%          0.91%           0.92%            0.90%
Expense ratio before deferral of fees by
   Manager, including certain expenses (5)                      1.50%           1.20%          1.08%            1.09%
Expense ratio excluding certain expenses (5)                    0.85%           0.89%          0.90%            0.90%

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

(2) The Montgomery Institutional Series: International Growth Portfolio commenced operations on June 30, 1998.

(3)  Total return represents aggregate total return for the periods indicated.

(4)  Amount represents less than $0.01 per share.

(5) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.


                                       21

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




                                                            MONTGOMERY INSTITUTIONAL SERIES:
                                                            EMERGING MARKETS PORTFOLIO
                                                               2002         2001         2000         1999        1998
SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED JUNE 30:
Net asset value--beginning of period                             $35.30      $47.07       $39.05      $35.61       $58.52
Net investment income/(loss)                                       0.28        0.67        (0.45)       0.38         0.32
Net realized and unrealized gain/(loss) on investments            (0.82)     (12.44)        8.47        3.06       (22.44)
Net increase/(decrease) in net assets
   resulting from investment operations                           (0.54)     (11.77)        8.02        3.44       (22.12)
Distributions:
Dividends from net investment income                             (0.35)         --           --           --        (0.64)
Distributions from net realized capital gains                       --          --           --           --        (0.15)
Total distributions                                              (0.35)         --           --           --        (0.79)
NET ASSET VALUE--END OF PERIOD                                   $34.41      $35.30       $47.07      $39.05       $35.61
                                                               ========== ==========    =========    =========   ==========
TOTAL RETURN(1)                                                   (1.56)%    (24.97)%      20.42%       9.75%      (38.05)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)                                $66,511     $66,761     $104,553    $103,661     $197,578
Ratio of net investment income/(loss) to average net assets        0.85%       1.17%       (0.77)%      0.79%        0.96%
Net investment income/(loss) before deferral of fees by
   Manager                                                       $(0.92)     $(0.31)      $(1.38)     $(0.11)       $0.03
Portfolio turnover rate                                              99%        171%         116%        115%         104%
Expense ratio including certain expenses (2)                       1.30%       1.31%        2.15%       1.45%        1.25%
Expense ratio before deferral of fees by
   Manager, including certain expenses (2)                         4.80%       3.18%        3.74%       2.42%        1.66%
Expense ratio excluding certain expenses (2)                       1.25%       1.25%        1.25%       1.25%        1.25%


(1)  Total return represents aggregate total return for the periods indicated.

(2) For purposes of the expense ratio calculation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.



                                       22

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


You can find more information about the Portfolios' investment policies in the Statement of Additional Information (SAI), incorporated by reference in, and therefore legally a part of, this prospectus.

To request a free copy of the SAI, please call (800) 627-7933, option 2. You can review and copy further information about the Portfolios, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, please call 202.942.8090. Reports and other information about the Portfolios are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about the Portfolios in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Portfolio's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, please call (800) 627-7933, option 2.

Corporate Headquarters:
Montgomery Asset Management, LLC
101 California Street
San Francisco, CA 94111-9361

(800) 627-7933
www.montgomeryasset.com



                                                          SEC File No.: 811-8064


                                                   Funds Distributor, Inc. 10/02




                                       23

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


                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION FOR


                     MONTGOMERY EMERGING MARKETS FOCUS FUND
                        MONTGOMERY GLOBAL LONG-SHORT FUND

                                       AND

                       OTHER SERIES OF ANOTHER REGISTRANT

                              THE MONTGOMERY FUNDS

                             MONTGOMERY GROWTH FUND
                          MONTGOMERY MID CAP FOCUS FUND
                             MONTGOMERY MID CAP FUND
                            MONTGOMERY SMALL CAP FUND
                           MONTGOMERY U.S. FOCUS FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                          MONTGOMERY GLOBAL FOCUS FUND
                 MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND
                        MONTGOMERY EMERGING MARKETS FUND
                     MONTGOMERY EMERGING MARKETS FOCUS FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
                        MONTGOMERY GLOBAL LONG-SHORT FUND

                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 2002

The Montgomery Funds and The Montgomery Funds II are open-end management investment companies organized, respectively, as a Massachusetts business trust and a Delaware statutory trust (together, the "TRUSTS"), each having different series of shares of beneficial interest. Each of the above-named Funds is a series of The Montgomery Funds, with the exception of the Montgomery Global Long-Short and Montgomery Emerging Markets Focus Funds, which are series of The Montgomery Funds II (each a "FUND" and, collectively, the "FUNDS"). This Statement of Additional Information contains information in addition to that set forth in the prospectus for the Class R shares for certain Funds dated October 31, 2002, in the combined prospectus for the Class A, B, and C shares of certain Funds dated October 31, 2002, in the combined prospectus for the Class P shares of certain Funds dated October 31, 2002, and in the Class I share prospectus of the Montgomery Total Return Bond Fund dated October 31, 2002, as those prospectuses may be revised from time to time (in reference to the appropriate Fund or Funds, the "PROSPECTUSES"). The Prospectuses may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with a Prospectus. The Annual Reports to Shareholders for each Fund for the fiscal year ended June 30, 2002 are incorporated by reference to this Statement of Additional Information and also may be obtained without charge as noted above.

                                TABLE OF CONTENTS
                                                                        PAGE

STATEMENT OF ADDITIONAL INFORMATION                                        1


THE TRUSTS                                                                 3


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS                            3


RISK FACTORS                                                              18


INVESTMENT RESTRICTIONS                                                   21


DISTRIBUTIONS AND TAX INFORMATION                                         23


TRUSTEES AND OFFICERS                                                     27


INVESTMENT MANAGEMENT AND OTHER SERVICES                                  29


EXECUTION OF PORTFOLIO TRANSACTIONS                                       37


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                            39


DETERMINATION OF NET ASSET VALUE                                          42


PRINCIPAL UNDERWRITER                                                     44


PERFORMANCE INFORMATION                                                   45


GENERAL INFORMATION                                                       51


FINANCIAL STATEMENTS                                                      60


APPENDIX                                                                  61

                                   THE TRUSTS

         The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust on May 10, 1990, and The Montgomery Funds II is an open-end management investment company organized as a Delaware statutory trust on September 10, 1993. Both are registered under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Trusts currently offer shares of beneficial interest, $0.01 par value per share, in various series. The following Funds currently have four classes of shares, A, B, C and R: Montgomery Short Duration Government Bond Fund, Montgomery Government Money Market Fund, Montgomery U.S. Focus Fund, Montgomery Mid Cap Focus Fund, Montgomery Global Focus Fund, Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund, Montgomery Emerging Markets Fund and Montgomery Total Return Bond Fund (the "LOAD FUNDS"). The following Funds currently offer two classes of shares, P and R: Montgomery Growth Fund, Montgomery Small Cap Fund, and Montgomery International Growth Fund. The Montgomery Total Return Bond Fund also offers Class I shares. The following Funds currently offer Class R shares:
Montgomery Mid Cap Fund, Montgomery Global Opportunities Fund, and Montgomery Global Tech, Telecom and Media Fund (formerly the Global Communications Fund). This Statement of Additional Information pertains to the following series of The Montgomery Funds:

-       Montgomery Growth Fund (the "GROWTH FUND");
-       Montgomery Mid Cap Focus Fund (the "MID CAP FOCUS FUND");
-       Montgomery Mid Cap Fund (the "MID CAP FUND");
-       Montgomery Small Cap Fund (the "SMALL CAP FUND");
-       Montgomery U.S. Focus Fund (the "U.S. FOCUS FUND")
-       Montgomery International Growth Fund (the "INTERNATIONAL GROWTH FUND");
-       Montgomery Global Opportunities Fund (the "GLOBAL OPPORTUNITIES FUND");
-       Montgomery Global Focus Fund (the "GLOBAL FOCUS FUND");
- Montgomery Global Tech, Telecom and Media Fund (the "GLOBAL TECH, TELECOM AND MEDIA FUND");
-       Montgomery Emerging Markets Fund (the "EMERGING MARKETS FUND");
-       Montgomery Total Return Bond Fund (the "TOTAL RETURN BOND FUND");
-       Montgomery Short Duration Government Bond Fund (the "SHORT BOND FUND");
-       Montgomery Government Money Market Fund (the "MONEY MARKET FUND");

         as well as two series of The Montgomery Funds II:

-       Montgomery Global Long-Short Fund (the "GLOBAL LONG-SHORT FUND"); and
-       Montgomery Emerging Markets Focus Fund (the "EMERGING MARKETS FOCUS
        FUND").

         Throughout this Statement of Additional Information, certain Funds may be referred to together using the following terms: the Growth, Mid Cap Focus, Mid Cap, U.S. Focus, and Small Cap Funds as the "U.S. EQUITY FUNDS;" the International Growth, Global Opportunities, Global Focus, Global Tech, Telecom and Media, Global Long-Short, Emerging Markets, and Emerging Markets Focus Funds as the "INTERNATIONAL AND GLOBAL EQUITY FUNDS;" and the Total Return Bond and Short Bond Funds as the "FIXED-INCOME FUNDS."

         Note that the two Trusts share responsibility for the accuracy of the Prospectuses and this Statement of Additional Information, and that each Trust may be liable for misstatements in the Prospectuses and the Statement of Additional Information that relate solely to the other Trust.


                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         The Funds are managed by Montgomery Asset Management, LLC (the "MANAGER") and their shares are distributed by Funds Distributor, Inc. (the "DISTRIBUTOR"). The investment objectives and policies of the Funds are described in detail in the Prospectuses. The following discussion supplements the discussion in the Prospectuses.

         Each Fund is a diversified series, except for the U.S. Focus Fund, the Mid Cap Focus Fund, and the Global Focus Fund, which are nondiversified series of The Montgomery Funds. The achievement of each Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

ALTERNATIVE STRUCTURES

         Each Fund has reserved the right, if approved by the Board of Trustees, to convert to a "master/feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined in a pool, rather than being managed separately. The individual Funds are known as "feeder" funds and the pool as the "master" fund. Although combining assets in this way allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Funds and the Manager. A Fund proposing to convert to this structure would notify its shareholders before it took any such action. As of the date of this Statement of Additional Information, no Fund has proposed instituting this alternative structure.

SPECIAL INVESTMENT STRATEGIES AND RISKS

         Certain of the Funds have special investment policies, strategies and risks in addition to those discussed in the Prospectuses, as described below.

         MONTGOMERY GLOBAL TECH, TELECOM AND MEDIA FUND. The Global Tech, Telecom and Media Fund defines a "technology, telecommunications or media company" as a company engaged in the development, manufacture or sale of technology, telecommunications, or media equipment or services that derived at least 50% of either its revenues or earnings from these activities, or that devoted at least 50% of its assets to these activities, based on the company's most recent fiscal year.

         The Manager believes that worldwide demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information will continue to grow in the future. It also believes that the global trend appears to be toward lower costs and higher efficiencies resulting from combining communications systems with computers, and, accordingly, the Fund may invest in companies engaged in the development of methods for using new technologies to communicate information as well as companies using established communications technologies.

         The Fund may invest up to 20% of its net assets in debt securities, including up to 5% in debt securities rated below investment grade. The Fund invests in companies that, in the opinion of the Manager, have potential for above-average, long-term growth in sales and earnings on a sustained basis and that are reasonably priced. The Manager considers a number of factors in evaluating potential investments, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development and marketing; development of new technologies; service; pricing flexibility; quality of management; and general operating characteristics.

         The Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Fund invests in at least three different countries, which may include the United States, but no country other than the United States may represent more than 40% of its assets. A significant portion of the Fund's assets are invested in the securities of foreign issuers, because many attractive investment opportunities, including many of the world's communications companies, are outside the United States.

         MONTGOMERY GLOBAL LONG-SHORT FUND.

         At a meeting on September 30, 2002, shareholders voted to approve changes to the name, management, benchmark and investment process of the Montgomery Global Long-Short Fund. These changes were originally slated to take place on or about November 1, 2002, however the implementation schedule has been delayed. Shareholders will receive 30 days' notice prior to the new effective date of the following changes: (1) name change to Montgomery Partners Long-Short Equity Plus Fund; (2) narrowing of investment universe from global to U. S. only; (3) new benchmark (S&P 500 Index); and (4) new investment process combining positions in S&P 500 Index instruments such as index swaps and futures with a primarily market-neutral exposure in individual long and short positions in U.S. equity securities.

         The Global Long-Short Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. The Fund may not be an appropriate investment for conservative investors.

         The Fund's investment objective is to seek long-term capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities of publicly traded companies of any size worldwide. The Fund measures short sale exposure by the current market value of the collateral used to secure the short sale positions. Any income derived from dividends and interest will be incidental to the Fund's investment objective. Investors should note that the Fund uses an approach different from the traditional long-term investment approach of most other mutual funds. The use of borrowing and short sales may cause the Fund to have higher expenses (especially interest expenses and dividend expenses) than those of other equity mutual funds. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

         The Fund may employ margin leverage and engage in short sales of securities it does not own. The Fund also may use options, futures and financial indices for hedging purposes and/or to establish or increase its long or short positions. The Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 20% of its net assets in debt securities, including up to 5% in debt securities rated below investment grade. The Fund may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

         MONTGOMERY GLOBAL FOCUS FUND. The Global Focus Fund is a non-diversified mutual fund that typically invests in the securities of as few as 20 companies worldwide. No more than 40% of its assets, or two times its benchmark weight, whichever is greater, may be invested in any one country. Investments in companies based in the United States are not subject to this limit. No more than 30% of the assets of the Fund may be invested in the stocks of companies based in the world's developing economies. Additionally, the Fund may concentrate up to 35% of its total assets in the stocks of communications companies worldwide, including companies involved in telecommunications, broadcasting, publishing and the Internet, among other industries. Because the Fund may invest a significant portion of its assets in a particular country or in the communications industry, its share value may be more volatile than that of mutual funds not sharing this geographic and/or industry concentration. Finally, to the extent that the Fund may invest up to 30% of its assets in companies based in developing countries, shareholders may also be exposed to special risks. SEE "Risk Factors" below.

         MONTGOMERY EMERGING MARKETS FOCUS FUND. The Emerging Markets Focus Fund does not intend to diversify its portfolio across a large number of emerging markets countries. Instead, the Fund's portfolio manager's objective is to concentrate its investments in a small number of emerging markets countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund's net asset value extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events' impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

PORTFOLIO SECURITIES

         DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES AND SECURITIES WARRANTS. The International and Global Equity Funds and the U.S. Equity Funds may hold securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRS"), European Depositary Receipts ("EDRS"), Global Depository Receipts ("GDRS"), and other similar global instruments available in international or emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Each such Fund may also invest in convertible securities and securities warrants.

         A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Through their conversion feature, they provide an opportunity to participate in capital appreciation resulting from a market price advance in the underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the common stock's value rises and decrease as the common stock's value declines. For purposes of allocating a Fund's investments, the Manager regards convertible securities as a form of equity security.

         A securities warrant is typically a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

         OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% (or 35% for the Money Market Fund) of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and
(b) either (i) a Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

         Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the International and Global Equity Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The International and Global Equity Funds also may incur tax liability to the extent that they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

         The U.S. Equity Funds, the International and Global Equity Funds, the Money Market Fund and the Fixed-Income Funds do not intend to invest in other investment companies unless, in the judgment of the Manager, the potential benefits exceed associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, I.E., open-end (mutual fund) or closed-end.

         DEBT SECURITIES. Each Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% (or 20% as required by SEC rules) of the U.S. Equity Funds' and the International and Global Equity Funds' total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, each Fund may invest up to 5% of their total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

         Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's assets.

         As an operating policy, which may be changed by the Board, the Global Long-Short Fund may invest in debt securities rated lower than investment grade. Subject to this limitation, the Fund may invest in any debt security, including securities in default. After its purchase, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

         In addition to traditional corporate, government and supranational debt securities, each of the International and Global Equity Funds may invest in external (I.E., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. GOVERNMENT SECURITIES"). These Funds generally will have a lower yield than if they purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

         Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

         MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES. The Money Market Fund and the Fixed-Income Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

         AGENCY MORTGAGE-RELATED SECURITIES. Investors in the Money Market Fund and the Fixed-Income Funds should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment.

         Adjustable rate mortgage securities ("ARMS") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMS tends to lessen their interest rate sensitivity.

         The Money Market Fund and the Fixed-Income Funds consider GNMA, FNMA and FHLMC-issued pass-through certificates, Collateralized Mortgage Obligations ("CMOS") and other mortgage-related securities to be U.S. government securities for purposes of their investment policies.

         MORTGAGE-RELATED SECURITIES: GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. GNMA is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "HOUSING ACT"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA LOANS"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         MORTGAGE-RELATED SECURITIES: FEDERAL NATIONAL MORTGAGE ASSOCIATION. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         MORTGAGE-RELATED SECURITIES: FEDERAL HOME LOAN MORTGAGE CORPORATION. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

         The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Each Fixed-Income Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

         Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

         Each Fixed-Income Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC BONDS"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

         Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. The Short Bond Fund and Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be very volatile.

         ADJUSTABLE-RATE MORTGAGE-RELATED SECURITIES. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities ("ARMS") reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. For further discussion of the risks associated with mortgage-related securities generally.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 ACT"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         The Money Market Fund does not invest in SMBS, however, and the Total Return and Short Bond Funds limit their SMBS investments to 10% of assets. The Total Return Bond and Short Bond Funds may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

         ASSET-BACKED SECURITIES. Each Fixed-Income Fund may invest up to 25% (5% for the other Funds) of its assets in asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (E.G., credit card) agreements. Like mortgage-related securities, these securities are subject to the risk of prepayment.

         VARIABLE AND FLOATING RATE SECURITIES. The Money Market Fund and the Fixed-Income Funds may invest in securities with variable or floating rates to the extent consistent with their investment objectives and policies described in the Prospectuses. Securities with variable or floating rates are more susceptible to interest rate fluctuations and it is more difficult for the Manager to assess their potential return. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. For the Money Market Fund, portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

         Generally, the Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Certain of these obligations may be issued as taxable bonds by municipal entities. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Manager to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

         VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNS") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         STRUCTURED NOTES AND INDEXED SECURITIES. The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         ZERO COUPON BONDS. The Money Market Fund and the Fixed-Income Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of the Money Market Fund and the Fixed-Income Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

         PRIVATIZATIONS. The International and Global Equity Funds may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("PRIVATIZATIONS") may represent opportunities for significant capital appreciation and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

         SPECIAL SITUATIONS. The International and Global Equity Funds may invest in special situations. The Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "SPECIAL SITUATIONS") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.

RISK FACTORS/SPECIAL CONSIDERATIONS RELATING TO DEBT SECURITIES

         The International and Global Equity Funds, the Global Long-Short Fund and the U.S. Focus Fund may invest in debt securities that are rated below BBB by S&P, Baa by Moody's or BBB by Fitch, or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, a Fund will invest no more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of a Fund will reflect these changes in market value.

         Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

         Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Fund.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Fund invested in higher-rated debt securities.

         Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

HEDGING AND RISK MANAGEMENT PRACTICES

         The U.S. Equity Fund, the International and Global Equity Funds, and the Total Return Fund typically will not hedge against the foreign currency exchange risks associated with their investments in foreign securities. Consequently, these Funds will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. These Funds may enter into forward foreign currency exchange contracts ("FORWARD CONTRACTS") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

         The Funds also may conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Funds (except the Money Market Fund) also may purchase other types of options and futures and may write covered options.

         FORWARD CONTRACTS. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

         In connection with a Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of a Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. A Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Money Market Fund) may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. These Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

         The Trusts have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that these Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

         The Funds (other than the Money Market Fund) will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by these Funds or which they expect to purchase. When used, these Funds' futures transactions (except for the Global Long-Short Fund's transactions) generally will be entered into only for traditional hedging purposes--I.E., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by these Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While these Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         By using futures contracts to hedge their positions, these Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that these Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that Fund has acquired or expects to acquire.

         As part of its hedging strategy, a Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

         The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

         A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

         Loss from investing in futures transactions by a Fund is potentially unlimited.

         A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

         OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. Each Fund (other than the Money Market Fund) may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that Fund may invest. A Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

         A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

         A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

         Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Although the Funds do not (with the exception of the Global Long-Short
Fund) currently intend to do so, they may, in the future, write (I.E., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

         Each Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

         The Global Long-Short Fund may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Fund to substantial losses. The Global Long-Short Fund will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Global Long-Short Fund can satisfy its obligations under the option.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

         LEAPS AND BOUNDS. Subject to the limitation that no more than 25% of its assets be invested in options, each of the Global Long-Short Fund and the Emerging Markets Focus Fund may invest in long-term, exchange-traded equity options called Long-term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDS"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDS provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount.

         EQUITY-LINKED DERIVATIVES--SPDRS, WEBS, HOLDRS, DIAMONDS AND OPALS. Each Fund may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRS") and S&P's MidCap 400 Depository Receipts ("MIDCAP SPDRS"), World Equity Benchmark Series ("WEBS"), Holding Company Depository Receipts ("HOLDRS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

         SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries. A HOLDR is a fixed collection of stocks, usually 20, that is used to track some industry sector. For example, HOLDRs exist for biotech, internet, and business-to-business companies. All HOLDR securities trade on the American Stock Exchange; their ticker symbols end in "H."

         OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "COUNTERPARTY") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

         Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS, HOLDRs and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS, HOLDRs and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

OTHER INVESTMENT PRACTICES

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Boards, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Boards.

         The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A Fund may not invest more than 15% (10% in the case of the Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and each Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

         The Funds may participate in one or more joint accounts with each other and other series of the Trusts that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and a Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

         The Funds cause their custodian to segregate liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

         DOLLAR ROLL TRANSACTIONS. The Total Return Bond Fund, the Short Bond Fund and the Money Market Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold.

         At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

         LENDING OF PORTFOLIO SECURITIES. A Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities, or other high-grade liquid debt securities, maintained on a current basis (I.E., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

         For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by the Manager.

         Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

         LEVERAGE. Each of the Global Long-Short Fund and the Emerging Markets Focus Fund may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of a Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value whole the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

         WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

         The Funds may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

         ILLIQUID SECURITIES. A Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, securities subject to restrictions on repatriation for more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 ACT"). Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries.

         Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Also, illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirement of Rule 144A under the 1933 Act (SEE below) and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

         Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

         The Boards have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Boards. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Boards.

         DEFENSIVE INVESTMENTS AND PORTFOLIO TURNOVER. Notwithstanding its investment objective, each Fund may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Fund.

         Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Fund does not regard portfolio turnover as a limiting factor.

         Unless otherwise noted below, the Funds have not acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) during the most recent fiscal year.



----------------------------------------------------------------------------------------------------------------------------------
   FUND                                       REGULAR BROKER OR DEALER                    VALUE OF SECURITIES OWNED BY FUND
   (OWNER OF SECURITIES)                       (ISSUER OF SECURITIES)                   AS OF FISCAL YEAR ENDED JUNE 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

   Growth Fund                         Goldman Sachs Group, Inc.                                    $916,875
----------------------------------------------------------------------------------------------------------------------------------
   Growth Fund                         Lehman Brothers Holdings, Inc.                             $1,563,000
----------------------------------------------------------------------------------------------------------------------------------
   Global Opportunities Fund           Lehman Brothers Holdings, Inc.                               $237,576
----------------------------------------------------------------------------------------------------------------------------------
   Global Focus Fund                   Lehman Brothers Holdings, Inc.                             $1,000,320
----------------------------------------------------------------------------------------------------------------------------------
   U.S. Focus Fund                     Lehman Brothers Holdings, Inc.                                $25,008
----------------------------------------------------------------------------------------------------------------------------------
   Total Return Bond Fund              Morgan Stanley, Dean Witter & Company                        $189,797
----------------------------------------------------------------------------------------------------------------------------------


                                  RISK FACTORS

         The following describes certain risks involved with investing in the Funds in addition to those described in the Prospectus or elsewhere in this Statement of Additional Information.

FOREIGN SECURITIES

         The U.S. Equity Funds, International and Global Equity Funds, the Total Return Bond Fund, the Short Bond Fund and the Money Market Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

         Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

         Some countries in which one of these Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

EMERGING MARKET COUNTRIES

         The International and Global Equity Funds, particularly the Emerging Markets Fund and the Emerging Markets Focus Fund, may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries."

         These Funds may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. These Funds deem securities that are convertible to equity investments to be equity-derivative securities.

         These Funds consider a company to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

         Investments in companies and markets of emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict these Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

EXCHANGE RATES AND POLICIES

         The Total Return Bond Fund and the International and Global Equity Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent these Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to these Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

         These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

         The Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (SEE "Investment Management and Other Services").

CONCENTRATION IN TECHNOLOGY, TELECOMMUNICATIONS AND MEDIA INDUSTRIES

         The Global Tech, Telecom and Media Fund concentrates its investments in the global technology, telecommunications and media industries. Consequently, the Fund's share value may be more volatile than that of mutual funds not sharing this concentration. The value of the Fund's shares may vary in response to factors affecting the global technology, telecommunications and media industries, which may be subject to greater changes in governmental policies and regulation than many other industries, and regulatory approval requirements may materially affect the products and services. Because the Global Tech, Telecom and Media Fund must satisfy certain diversification requirements in order to maintain its qualification as a regulated investment company within the meaning of the Internal Revenue Code, the Fund may not always be able to take full advantage of opportunities to invest in certain technology, telecommunications or media companies.

INTEREST RATES

         The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

         Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions of the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fixed-Income Fund and the Money Market Fund, to the extent that the Fund retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fixed-Income Fund and the Money Market Fund purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("COUPON") payments in addition to a final ("PAR") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

EQUITY SWAPS

         The U.S. Equity and International and Global Equity Funds may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (E.G., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

SHORT SALES

         Each of the Funds (with the exception of the Global Long-Short Fund) does not expect to make significant use of short sales, but the portfolio managers may, from time to time, engage in short sales when believed to be appropriate. Short sales are transactions in which a Fund sells a security or other asset which it does not own, in anticipation of a decline in the market value of the security or other asset. A Fund will realize a profit or incur a loss depending upon whether the price of the security sold short decreases or increases in value between the date of the short sale and the date on which that Fund must replace the borrowed security. Short sales are speculative investments and involve special risks, including greater reliance on the Manager's accurately anticipating the future value of a security. Short sales also may result in a Fund's recognition of gain for certain portfolio securities.

         Until a Fund replaces a borrowed security, it will instruct its custodian to identify as unavailable for investment cash, U.S. government securities, or other liquid debt or equity securities such that the amount so identified plus any amount deposited with a broker or other custodian as collateral will equal the current value of the security sold short and will not be less than the value of the security at the time it was sold short. Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

NON-DIVERSIFIED PORTFOLIO

         The Mid Cap Focus Fund, the U.S. Focus Fund, and the Global Focus Fund are "non-diversified" investment companies under the Investment Company Act. This means that, with respect to 50% of each Fund's total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government). The balance of its assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, each Fund's policy of acquiring large positions in the shares or obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by each Fund (unless otherwise noted) and are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Each Fund MAY NOT:

     1. In the case of each Fixed Income Fund, purchase any common stocks or other equity securities, except that a Fund may invest in securities of other investment companies as described above and consistent with restriction number 9 below.

     2. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable. This investment restriction does not apply to the Global Focus Fund, the Mid Cap Focus Fund, and the U.S. Focus Fund.

     3. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies,
          (b) through the lending of up to 30% (or such other higher percentage as permitted by law) of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

     4. (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for that Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

          (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

     5. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or, from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the Investment Company Act.)

     6. Buy or sell real estate or commodities or commodity contracts; however, each Fund, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in this Statement of Additional Information. As an operating policy that may be changed without shareholder approval, the Global Long-Short Fund may invest in real estate investment trusts only up to 10% of its total assets.

     7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

     8.   Invest, in the aggregate, more than 15% (10% for the Money Market
          Fund) of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by that Fund. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations).

     9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act.)

     10. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry (except for the Global Tech, Telecom and Media Fund with respect to the technology, telecommunications or media industries, as defined in the relevant Prospectus and in this Statement of Additional Information). For purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

     11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

     12. Except as described in this Statement of Additional Information, acquire, dispose of or write put, call, straddle or spread options (for other than the Total Return Bond, Short Bond, Global Long-Short and the Emerging Markets Focus Funds) unless:

          (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Fund's total assets, and

          (b) for the Funds other than the Global Long-Short Fund, the aggregate premiums paid on all such options which are held at any time do not exceed 5% of that Fund's total assets.

               (This is an operating policy that may be changed without shareholder approval.)

     13. Except as described in the relevant Prospectus and this Statement of Additional Information, engage in short sales of securities. (This is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

     14. Purchase more than 10% of the outstanding voting securities of any one issuer. This investment restriction does not relate to the Fixed-Income Funds. (This is an operating policy that may be changed without shareholder approval.)

     15. Invest in commodities, except for futures contracts or options on futures contracts if the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. The Money Market Fund may not enter into a futures contract or option on a futures contract regardless of the amount of the initial deposit or premium.

     16. For the Global Long-Short Fund, invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. (This is an operating policy that may be changed without shareholder approval.)

         To the extent these restrictions reflect matters of operating policy that may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders. If there is a change in the investment objective or policies of a Fund, a shareholder should consider whether that Fund remains an appropriate investment in light of the shareholder's then-current financial positions and needs.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         The Board of Trustees of The Montgomery Funds has elected to value the assets of the Money Market Fund in accordance with Rule 2a-7 under the Investment Company Act. This Rule also imposes various restrictions on the Fund's portfolio which are, in some cases, more restrictive than the Fund's stated fundamental policies and investment restrictions.


                        DISTRIBUTIONS AND TAX INFORMATION

         DISTRIBUTIONS. The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

         The amount of ordinary income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from their portfolio holdings, is not guaranteed and is subject to the discretion of the Funds' Board. These Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

         The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

         The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

         Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

         TAX INFORMATION. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "CODE"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund that has filed a tax return has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Boards of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.

         In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

         Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Fund) to be included in their income tax returns. If 50% or less in value of that Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Fund. In this case, these taxes will be taken as a deduction by that Fund.

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICS") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

         The Trusts and the Funds intend to comply with the requirements of
Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act.

         HEDGING. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by that Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by that Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes that Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("SECTION 1256 CONTRACTS") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under
Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of that Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

                              TRUSTEES AND OFFICERS

         The Trustees of the Trusts (the two Trusts have the same Board members) are responsible for the overall management of the Funds, including establishment of the Funds' policies, and general supervision and review of the Funds' investment activities. Each Board consists of a majority of Trustees who are not "interested persons" of the Trusts as defined in the Investment Company Act (the "Independent Trustees"). The officers (the two Trusts have the same officers) who administer the Funds' daily operations are appointed by the Boards of Trustees. An affiliated trust, The Montgomery Funds III, and an affiliated fund, Montgomery Partners Absolute Return Fund LLC, have the same Board members and officers as the Trusts (with the exception of F. Scott Tuck, who does not serve on the Board of the affiliated fund). The current Trustees and officers of the Trusts performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

----------------------- ------------- -----------  ----------------------------------------- ----------- ------------------------
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                      LENGTH                                                 IN FUND
                                      OF TIME                                                COMPLEX
                        POSITION      SERVED/                                                OVERSEEN
                        HELD WITH     TERM OF      PRINCIPAL OCCUPATIONS DURING PAST 5       BY          OTHER DIRECTORSHIPS HELD
TRUSTEES                THE TRUSTS    OFFICE       YEARS                                     TRUSTEE     BY TRUSTEE
======================= ============  ===========  ========================================= =========== ========================
Andrew Cox              Disinterested July 9,      Independent investment consultant.            19      The Montgomery Funds III;
101 California Street   Trustee       1990 to      President, Denver International School,               Montgomery Partners
San Francisco, CA 94111               present/     from 1998 to 2000, and Member of the                  Absolute Return Fund LLC
Born 1944                             Indefinite   Board from 1997 to 2000. Adjunct
                                                   Professor, University of Denver,
                                                   Department of Finance, from 1994 to
                                                   1998.
----------------------- ------------  -----------  ----------------------------------------- ----------- ------------------------
John A. Farnsworth      Disinterested July 9,      Managing Partner, Farnsworth Search           19      The Montgomery Funds III;
101 California Street   Trustee       1990 to      Group. Managing Director of Korn/Ferry                Montgomery Partners
San Francisco, CA 94111               present/     International from 1999 to 2002.                      Absolute Return Fund LLC
Born 1941                             Indefinite   Principal of Pearson, Caldwell &
                                                   Farnsworth, Inc., an executive search
                                                   consulting firm, from 1991 to 1999.
----------------------- ------------  -----------  ----------------------------------------- ----------- -------------------------
Cecilia H. Herbert      Disinterested November 12, Chair of the Investment Committee of          19      The Montgomery Funds III;
101 California Street   Trustee       1992 to      Archdiocese of San Francisco Finance                  Montgomery Partners
San Francisco, CA 94111               present/     Council; Member of the Boards of The                  Absolute Return Fund LLC
Born 1949                             Indefinite   Thacher School, Catholic Charities
                                                   Catholic Youth Organization of San
                                                   Francisco, and the Women's Board of
                                                   California Pacific Medical Center.
----------------------- ------------  -----------  ----------------------------------------- ----------- -------------------------
R. Stephen Doyle        Trustee       July 9,      Chairman of the Board of Trustees of          19      The Montgomery Funds III;
101 California Street                 1990 to      the Trusts since 1990. Chairman                       Montgomery Partners
San Francisco, CA 94111               present/     Emeritus of the Manager since 2001.                   Absolute Return Fund LLC;
Born 1939                             Indefinite   Chairman of the Manager from 1990 to                  Main Management, LLC
                                                   2001. Chief Executive Officer of the
                                                   Manager from 1990 to 1999. Founder of
                                                   the Manager.
----------------------- ------------  -----------  ----------------------------------------- ----------- -------------------------
F. Scott Tuck           Trustee       January 1,   Chairman and Chief Executive Officer of       18      The Montgomery Funds III;
101 California Street                 2002 to      the Manager since 2001.  President and                Director of the Manager
San Francisco, CA 94111               present/     Chief Operating Officer of the Manager
Born 1957                             Indefinite   from 2000 to 2001.  Chief Marketing
                                                   Officer of the Manager from
                                                   1999 to 2000. Director of
                                                   Institutional Sales and
                                                   Client Service of the
                                                   Manager from 1998 to 1999.
                                                   Managing Director and
                                                   Partner of Chancellor LGT
                                                   Asset Management from 1990
                                                   to 1998.

                                                                                                    NUMBER OF
                       POSITION       LENGTH OF                                                PORTFOLIOS IN FUND   OTHER
                       HELD WITH      TIME                                                     COMPLEX OVERSEEN     DIRECTORSHIPS
AFFILIATED OFFICERS    THE TRUSTS     SERVED       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS   BY OFFICER           HELD BY OFFICER
====================== ============== ============ =========================================== ==================== ===============
Elizabeth W. Lawrence  President      August       Senior Vice President of BISYS Fund                 19           None
60 State Street, Suite and Treasurer  21, 2002     Services since 2001.  Vice President and
1300                                  to present   Senior Manager of PFPC, Inc. Client
Boston, MA 02109                                   Services and Operations from 1999 to
Born 1964                                          2001. Director of Client Services of
                                                   PFPC, Inc. from 1997 to 1999.
---------------------- -------------- ------------ ------------------------------------------- -------------------- ---------------
Scott M. Zoltowski     Vice           September    Senior Counsel of BISYS Fund Services               19           None
60 State Street, Suite President      27, 2002     since 2001. Associate at Dechert (law
1300                   and Secretary  to present   firm) from 1999 to 2001. Counsel of ALPS,
Boston, MA 02109                                   Inc. (fund services) from 1998 to 1999.
Born 1969                                          Attorney at Fidelity Investments Legal
                                                   Department from 1997 to 1998.
---------------------- -------------- ------------ ------------------------------------------- -------------------- ---------------
Mary A. Nelson         Vice           September 19 Senior Vice President of Treasury                   19           None
60 State Street, Suite President      1997 to      Services at BISYS Fund Services since
1300                   and            present      1995.
Boston, MA 02109       Assistant
Born 1964              Treasurer
---------------------- -------------- ------------ ------------------------------------------- -------------------- ---------------
Stacey Bufton          Vice           May 31,      Vice President of BISYS Fund Services               19           None
60 State Street, Suite President      2001 to      since June 1999. Manager at First Data
1300                   and            present      Investor Services Group from 1997 to 1999.
Boston, MA 02109       Assistant
                       Treasurer


                                                                                                  NUMBER OF
                       POSITION       LENGTH OF                                               PORTFOLIOS IN FUND   OTHER
                       HELD WITH      TIME                                                    COMPLEX OVERSEEN     DIRECTORSHIPS
AFFILIATED OFFICERS    THE TRUSTS     SERVED      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS   BY OFFICER           HELD BY OFFICER
====================== ============== =========== =========================================== ==================== ================
Born 1969

         BOARD COMMITTEES. Each of the Boards of Trustees has two standing committees: the Audit Committee and the Pricing Committee, as described below.

         The Audit Committee is comprised of Cecilia Herbert (Chairperson), Andrew Cox, and John Farnsworth. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trusts. The Audit Committee held two regular meetings during the Trusts' most recent fiscal year.

         The Pricing Committee is comprised of Andrew Cox and several representatives from the Manager. The Pricing Committee is responsible for (1) monitoring the valuation of each Fund's securities and other investments; and
(2) as required by each series of the Trusts' pricing policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Pricing Committee meets as necessary when a Fund's price is not readily available. The Pricing Committee has held several meetings throughout the Trusts' last fiscal year. The Pricing Committee reports to the Board no less frequently than at the regular quarterly meetings of the Board.

         COMPENSATION. The officers and the Trustees of the Trusts who are compensated employees of the Manager, receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers, compensated employees, or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Funds and Funds Distributor, Inc. will receive commissions for executing portfolio transactions for the Funds. The Trustees who are not compensated employees of the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 2002 and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 2002 by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.


                             ------------------------------------------------------------------------------------------------------
                                                                           FISCAL YEAR
                                                                     ENDED JUNE 30, 2002***
  ---------------------------------------------------------------------------------------------------------------------------------
                                                                                      PENSION OR RETIREMENT
                               AGGREGATE COMPENSATION             AGGREGATE             BENEFITS ACCRUED      TOTAL COMPENSATION
                                        FROM                  COMPENSATION FROM             AS PART OF         FROM THE TRUSTS AND
  NAME OF TRUSTEE               THE MONTGOMERY FUNDS       THE MONTGOMERY FUNDS II        FUND EXPENSES*         FUND COMPLEX**
  ---------------------------------------------------------------------------------------------------------------------------------
  R. STEPHEN DOYLE                     $19,150                      $8,080                      --                   $32,500
  ---------------------------------------------------------------------------------------------------------------------------------
  F. SCOTT TUCK                         None                         None                       --                    None
  ---------------------------------------------------------------------------------------------------------------------------------
  ANDREW COX                           $41,500                     $17,500                      --                   $67,500
  ---------------------------------------------------------------------------------------------------------------------------------
  JOHN A. FARNSWORTH                   $41,500                     $17,500                      --                   $67,500
  ---------------------------------------------------------------------------------------------------------------------------------
  CECILIA H. HERBERT                   $41,500                     $17,500                      --                   $67,500
  ---------------------------------------------------------------------------------------------------------------------------------

* The Trusts do not maintain pension or retirement plans.
** The Fund Complex includes an additional trust and an affiliated fund. The Trustees received a one-time fee of $2,500 for the organizational meeting of the affiliated fund.
*** Compensation figures include cash and may include amounts deferred at the election of the Trustees. As of the fiscal year ended June 30, 2002, certain of the Trustees elected to defer a portion of their compensation as follows: John
A. Farnsworth, $130,000; R. Stephen Doyle, $10,833; Cecilia H. Herbert, $32,500. The Trustees' deferred compensation arrangements are discussed in more detail below.

         DEFERRED COMPENSATION AGREEMENTS. The Trustees who are not compensated employees of the Manager (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various Montgomery Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in a single sum in cash, or in annual installments beginning on the date selected under the Compensation Agreements. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed in cash to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of general unsecured creditors of the Trusts and of each of the Montgomery Funds from which they are deferring compensation.

         TRUSTEE OWNERSHIP OF EQUITY SECURITIES. The tables below show the dollar range of shares of each Fund as well as the dollar range of shares of all Funds in the entire Fund Complex beneficially owned by each Trustee as of the most recently completed calendar year:


-----------------------------------------------------------------------------------------------------------------------------------
                                                DOLLAR RANGE OF EQUITY SECURITIES IN THE RESPECTIVE FUND AS OF
                                                             CALENDAR YEAR ENDED DECEMBER 31, 2001
                         ----------------------------------------------------------------------------------------------------
  NAME OF TRUSTEE                GROWTH FUND         MID CAP FUND      MID CAP FOCUS FUND    SMALL CAP FUND      U.S. FOCUS FUND
-----------------------------------------------------------------------------------------------------------------------------------
  R. STEPHEN DOYLE            $10,000 - $50,000     Above $100,000            None         $50,000 - $100,000   $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------
  F. SCOTT TUCK                     None                 None          $50,000 - $100,000         None                 None
-----------------------------------------------------------------------------------------------------------------------------------
  JOHN A. FARNSWORTH            $1 - $10,000             None             $1 - $10,000        $1 - $10,000         $1 - $10,000
-----------------------------------------------------------------------------------------------------------------------------------
  ANDREW COX                   Above $100,000            None            Above $100,000       $1 - $10,000             None
-----------------------------------------------------------------------------------------------------------------------------------
  CECILIA H. HERBERT            $1 - $10,000         $1 - $10,000             None            $1 - $10,000             None
-----------------------------------------------------------------------------------------------------------------------------------

                         ----------------------------------------------------------------------------------------------------------
                                                DOLLAR RANGE OF EQUITY SECURITIES IN THE RESPECTIVE FUND AS OF
                                                             CALENDAR YEAR ENDED DECEMBER 31, 2001
                         ----------------------------------------------------------------------------------------------------------
                                                                          GLOBAL TECH,
                                                   GLOBAL LONG-SHORT   TELECOM AND MEDIA                         EMERGING MARKETS
  NAME OF TRUSTEE             GLOBAL FOCUS FUND          FUND                 FUND        EMERGING MARKETS FUND     FOCUS FUND
-----------------------------------------------------------------------------------------------------------------------------------
  R. STEPHEN DOYLE                  None           $10,000 - $50,000   $10,000 - $50,000          None                 None
-----------------------------------------------------------------------------------------------------------------------------------
  F. SCOTT TUCK                     None                 None                 None                None          $50,000 - $100,000
-----------------------------------------------------------------------------------------------------------------------------------
  JOHN A. FARNSWORTH          $10,001 - $50,000          None             $1 - $10,000        $1 - $10,000             None
-----------------------------------------------------------------------------------------------------------------------------------
  ANDREW COX                        None                 None                 None                None            Above $100,000
-----------------------------------------------------------------------------------------------------------------------------------
  CECILIA H. HERBERT            $1 - $10,000         $1 - $10,000         $1 - $10,000            None                 None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                DOLLAR RANGE OF EQUITY SECURITIES IN THE RESPECTIVE FUND AS OF
                                                             CALENDAR YEAR ENDED DECEMBER 31, 2001
                         ----------------------------------------------------------------------------------------------------------
                            INTERNATIONAL GROWTH GLOBAL OPPORTUNITIES  TOTAL RETURN BOND     SHORT DURATION      GOVERNMENT MONEY
  NAME OF TRUSTEE                   FUND                 FUND                 FUND        GOVERNMENT BOND FUND     MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
  R. STEPHEN DOYLE                  None                 None                 None                None                 None
-----------------------------------------------------------------------------------------------------------------------------------
  F. SCOTT TUCK                     None                 None                 None           Above $100,000            None
-----------------------------------------------------------------------------------------------------------------------------------
  JOHN A. FARNSWORTH                None                 None                 None            $1 - $10,000      $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------
  ANDREW COX                    $1 - $10,000             None                 None            $1 - $10,000        Above $100,000
-----------------------------------------------------------------------------------------------------------------------------------
  CECILIA H. HERBERT                None                 None             $1 - $10,000        $1 - $10,000             None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUSTS AND FUND COMPLEX*
  NAME OF TRUSTEE                           OVERSEEN BY THE TRUSTEES AS OF CALENDAR YEAR ENDED DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
  R. STEPHEN DOYLE                                                       Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
  F. SCOTT TUCK                                                          Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
  JOHN A. FARNSWORTH                                                     Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
  ANDREW COX                                                             Over $100,000
-----------------------------------------------------------------------------------------------------------------------------------
  CECILIA H. HERBERT                                                   $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------


* The Fund Complex includes an additional trust and a separate fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT SERVICES. As stated in each Prospectus, investment management services are provided to the Funds (except the Global Long-Short Fund and the Emerging Markets Focus Fund) by Montgomery Asset Management, LLC (the "MANAGER"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds dated July 31, 1997, as amended and restated on August 30, 2002; and to the Global Long-Short Fund and the Emerging Markets Focus Fund by the

Manager pursuant to an Amended and Restated Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997, as amended and restated on August 30, 2002 (together, the "MANAGEMENT AGREEMENTS"). On October 30, 2001, the Investment Management Agreement with respect to the Total Return Bond Fund was restated into a Portfolio Management Agreement (also referenced herein as one of the "MANAGEMENT AGREEMENTS"), which agreement succeeded to the remaining terms of the Investment Management Agreement.

         The Trustees considered the renewal of the Management Agreements at a series of Board meetings in May and July, 2002. In determining whether to renew the Management Agreements, the Board of Trustees requested information which was then provided by the Manager in accordance with Section 15(c) of the Investment Company Act.

         The Trustees considered a number of factors in reviewing and recommending renewal of the existing Management Agreements, including the nature and quality of the services provided to the Funds by the Manager, the fees and expenses borne by the Funds, the Manager's soft dollar practices, and the profitability of the relationship for the Manager. In reviewing the quality of services provided to the Funds, the Trustees considered comparative performance information for the Funds. In connection with their review of the fees paid to the Manager, the Trustees reviewed information comparing the Funds' management fee rates and overall expense ratios with those of comparable funds. The Trustees also considered the Funds' respective expense limitations, fee waivers, performance benchmarks, fees and overall expenses. In particular, the Trustees considered the specific relative performance and expenses of the Funds, especially those with smaller relative asset bases.

         The Trustees reviewed the financial condition and profitability of the Manager and Commerzbank AG (the parent company of the Manager) and inquired into the Manager's efforts to reduce expenses and increase efficiency. The Trustees also reviewed the quality and depth of the Manager's organization in general and of the investment professionals providing services to the Funds.

         In addition, the Trustees considered other services provided to the Funds by the Manager, such as administrative services, shareholder services, assistance in meeting legal and regulatory requirements, and other services necessary for the Funds' operation. The Trustees considered the fees paid to the Manager for investment management services, as well as compensation paid to the Manager for other non-advisory services provided to the Funds. The Trustees also considered the Funds' brokerage, related commissions, and the use of soft dollars by the Manager. The Trustees noted that they had also reviewed those topics on an quarterly basis through quarterly reports provided by the Manager.

         Based on their review, the Trustees, including the Independent Trustees, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received and continue to receive reasonable value in return for paying such fees and expenses. The Trustees therefore concluded that continuing the advisory arrangement with the Manager was in the best interests of the Funds and their shareholders.

         The Management Agreements are in effect with respect to each Fund for two years after the Fund's inclusion in its Trust's Management Agreement (on or around its beginning of public operations) and then continue for each Fund for periods not exceeding one year so long as such continuation is approved at least annually by (1) a majority vote of the Board of the appropriate Trust or the vote of a majority of the outstanding shares of that Fund, and (2) a majority of the Trustees who are not interested persons of any party to the relevant Management Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreements may be terminated at any time, without penalty, by a Fund or the Manager upon 60 days' written notice, and the relevant Management Agreements are automatically terminated in the event of their assignment as defined in the Investment Company Act.

         For services performed under the Management Agreements, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund at the following annual rates:



FUND                                                           AVERAGE DAILY NET ASSETS                        ANNUAL RATE
U.S. EQUITY FUNDS
                                                               First $500 million                                 1.00%
Montgomery Growth Fund                                         Next $500 million                                  0.90%
                                                               Over $1 billion                                    0.85%
-------------------------------------------------------------- -------------------------------------- -----------------------------
                                                               First $500 million                                 1.00%
Montgomery Mid Cap Focus Fund                                  Next $500 million                                  0.90%
                                                               Over $1 billion                                    0.80%
-------------------------------------------------------------- -------------------------------------- -----------------------------
Montgomery Mid Cap Fund                                        First $200 million                                 1.40%
                                                               Over $200 million                                  1.25%
-------------------------------------------------------------- -------------------------------------- -----------------------------
Montgomery Small Cap Fund                                      First $250 million                                 1.00%
                                                               Over $250 million                                  0.80%
-------------------------------------------------------------- -------------------------------------- -----------------------------
Montgomery U.S. Focus Fund                                     First $500 million                                 1.00%
                                                               Next $500 million                                  0.90%
                                                               Over $1 billion                                    0.80%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL AND GLOBAL EQUITY FUNDS
Montgomery Global Long-Short Fund                              First $250 million                                 1.50%
                                                               Over $250 million                                  1.25%
-------------------------------------------------------------- -------------------------------------- -----------------------------
Montgomery International Growth Fund                           First $500 million                                 1.10%
                                                               Next $500 million                                  1.00%
                                                               Over  $1 billion                                   0.90%
-------------------------------------------------------------- -------------------------------------- -----------------------------
                                                               First $500 million                                 1.25%
Montgomery Global Opportunities Fund                           Next $500 million                                  1.10%
                                                               Over $1 billion                                    1.00%
-------------------------------------------------------------- -------------------------------------- -----------------------------
                                                               First $250 million                                 1.25%
Montgomery Global Focus Fund                                   Next $250 million                                  1.00%
                                                               Over $500 million                                  0.90%
-------------------------------------------------------------- -------------------------------------- -----------------------------
Montgomery Global Tech, Telecom and Media Fund                 First $250 million                                 1.25%
                                                               Over $250 million                                  1.00%
-------------------------------------------------------------- -------------------------------------- -----------------------------
Montgomery Emerging Markets Fund                               First $250 million                                 1.25%
                                                               Over $250 million                                  1.00%
-------------------------------------------------------------- -------------------------------------- -----------------------------
                                                               First $250 million                                 1.10%
Montgomery Emerging Markets Focus Fund                         Next $250 million                                  1.00%
                                                               Over $500 million                                  0.90%
-------------------------------------------------------------- -------------------------------------- -----------------------------
FIXED-INCOME AND MONEY MARKET FUNDS
Montgomery Total Return Bond Fund                              First $500 million                                 0.30%
                                                               Over $500 million                                  0.25%
-------------------------------------------------------------- -------------------------------------- -----------------------------
Montgomery Short Duration Government Bond Fund                 First $500 million                                 0.50%
                                                               Over $500 million                                  0.40%
-------------------------------------------------------------- -------------------------------------- -----------------------------
                                                               First $250 million                                 0.40%
Montgomery Government Money Market Fund                        Next $250 million                                  0.30%
                                                               Over $500 million                                  0.20%


         As noted in the Prospectus, the Manager has agreed in an Operating Expenses Agreement with each Trust to reduce some or all of its management fee (and to reimburse other Fund expenses) if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of each Fund's average net assets (excluding certain expenses discussed below):


                                                                                              TOTAL EXPENSE LIMITATION
FUND                                                                                               (ANNUAL RATE)
U.S. EQUITY FUNDS
Montgomery Growth Fund                                                                            Class R - 1.50%
                                                                                                  Class P - 1.50%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Mid Cap Focus Fund                                                                     Class R - 1.40%
                                                                                                  Class A - 1.15%
                                                                                                  Class B - 1.40%
                                                                                                  Class C - 1.40%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Mid Cap Fund                                                                           Class R - 1.50%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Small Cap Fund                                                                         Class R - 1.40%
                                                                                                  Class P - 1.40%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery U.S. Focus Fund                                                                        Class R - 1.40%
                                                                                                  Class A - 1.00%
                                                                                                  Class B - 1.25%
                                                                                                  Class C - 1.25%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL AND GLOBAL EQUITY FUNDS
Montgomery Global Long-Short Fund                                                                  Class R - 2.35%
                                                                                                   Class A - 2.35%
                                                                                                   Class B - 2.60%
                                                                                                   Class C - 2.60%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery International Growth Fund                                                              Class R - 1.65%
                                                                                                  Class P - 1.65%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Global Opportunities Fund                                                              Class R - 1.90%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Global Focus Fund                                                                      Class R - 1.80%
                                                                                                  Class A - 1.35%
                                                                                                  Class B - 1.60%
                                                                                                  Class C - 1.60%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Global Tech, Telecom and Media Fund                                                    Class R - 1.90%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Emerging Markets Fund                                                                  Class R - 1.90%
                                                                                                  Class A - 1.80%
                                                                                                  Class B - 2.05%
                                                                                                  Class C - 2.05%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Emerging Markets Focus Fund                                                            Class R - 1.60%
                                                                                                  Class A - 1.80%
                                                                                                  Class B - 2.05%
                                                                                                  Class C - 2.05%
---------------------------------------------------------------------------- ------------------------------------------------------



                                                                                              TOTAL EXPENSE LIMITATION
FUND                                                                                               (ANNUAL RATE)
FIXED-INCOME AND MONEY MARKET FUNDS
Montgomery Total Return Bond Fund                                                                 Class R - 0.70%
                                                                                                  Class A - 0.65%
                                                                                                  Class B - 0.90%
                                                                                                  Class C - 0.90%
                                                                                                  Class I - 0.42%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Short Duration Government Bond Fund                                                    Class R - 0.60%
                                                                                                  Class A - 0.65%
                                                                                                  Class B - 0.90%
                                                                                                  Class C - 0.90%
---------------------------------------------------------------------------- ------------------------------------------------------
Montgomery Government Money Market Fund                                                           Class R - 0.60%
                                                                                                  Class A - 0.65%
                                                                                                  Class B - 0.90%
                                                                                                  Class C - 0.90%
---------------------------------------------------------------------------- ------------------------------------------------------

         The Operating Expenses Agreements have a one-year term. The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. Any reductions made by the Manager in its fees or operating expenses paid by the Manager (collectively, "subsidies") are subject to reimbursement by that Fund within the following three fiscal years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager may not request or receive reimbursement for the subsidies before payment of the Funds' operating expenses for the current fiscal year.

         Operating expenses for purposes of the Operating Expenses Agreements include the Manager's management fee but do not include any taxes, interest, front-end or contingent deferred loads, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

         The Operating Expenses Agreements were approved with respect to each Fund by the Boards at duly called meetings. In considering the Operating Expenses Agreements, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any subsidies within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the relevant Board. Third, the relevant Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

         As compensation for its investment management services, each of the following Funds paid the Manager investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Management Agreements may have instead been reduced by the Manager, but may be subject to reimbursement by the respective Funds as discussed previously.

FUND                                                                                 YEAR OR PERIOD ENDED JUNE 30,

                                                                                2002               2001               2000
U.S. EQUITY FUNDS
Montgomery Growth Fund                                                     $   2,012,357      $   3,338,463      $   5,221,816
Montgomery Mid Cap Fund                                                    $   1,310,953      $   2,100,242      $   3,596,622
Montgomery Mid Cap Focus Fund                                              $                  $                         N/A
                                                                                       0                  0
Montgomery Small Cap Fund                                                  $     567,806      $   1,020,840      $   1,394,554
Montgomery U.S. Focus Fund                                                 $                  $                  $      11,946
                                                                                       0                  0
INTERNATIONAL & GLOBAL EQUITY FUNDS
Montgomery Global Long-Short Fund                                          $     630,788      $   3,371,565      $   5,942,624
Montgomery International Growth Fund                                       $     266,795      $     795,479      $   2,547,997

FUND                                                                                     YEAR OR PERIOD ENDED JUNE 30,
                                                                                2002               2001               2000
Montgomery Global Opportunities Fund                                       $     373,109      $     739,254      $   1,217,984
Montgomery Global Focus Fund                                               $     280,380      $     902,262      $   1,588,633
Montgomery Global Tech, Telecom and Media Fund                             $   1,462,320      $   3,677,664      $   5,631,091
Montgomery Emerging Markets Fund                                           $   1,572,042      $   2,160,985      $   4,307,233
Montgomery Emerging Markets Focus Fund                                     $                  $                  $      33,286
                                                                                       0                  0
FIXED INCOME & MONEY MARKET FUNDS
Montgomery Total Return Bond Fund                                          $       8,738      $      62,320      $     208,255
Montgomery Short Duration Government Bond Fund                             $   1,058,200      $     515,566      $   1,308,664
Montgomery Government Money Market Fund                                    $   1,773,657      $   2,653,122      $   2,082,066

         The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the Trustees and Officers table above, which indicates Trustees and Officers who are affiliated persons of the Trusts and who are also affiliated persons of the Manager.

         The Trusts and the Manager have adopted a Code of Ethics pursuant to
Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics permits personnel subject to the Code of Ethics to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale: (i) are being considered for purchase or sale by a client account of the Manager in the next seven (7) business days; (ii) are being purchased or sold by a client account of the Manager; or (iii) were purchased or sold by a client account of the Manager within the most recent seven (7) business days. These restrictions are not required to be met where the trade in question meets certain DE MINIMIS requirements and is not being purchased or sold by a client account of the Manager.

         The use of the name "Montgomery" by the Trusts and by the Funds is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Funds.

         SHARE MARKETING PLAN. The Trusts have adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12B-1 PLAN") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Funds pursuant to the 12b-1 Plan.

         On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "INDEPENDENT TRUSTEES"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P shares of each Fund. Class R shares are not covered by the 12b-1 Plan. The 12b-1 Plan applies to the Class B and Class C shares of the Load Funds.

         Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

         The 12b-1 Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Prior to October 31, 2001, the 12b-1 Plan reimbursed the Distributor only for expenses incurred. However, after October 31, 2001 under a new Rule 12b-1 Plan, the distribution fees paid to the Distributor, or otherwise, for any given period are not limited to the actual distribution expenses incurred, and the distribution fees may exceed the distribution expenses actually incurred.

         For the fiscal year ended June 30, 2002, the 12b-1 Plan incurred the following expenses:

------------------------------------------------------------------------------ --------------------------------------------------
FUND                                                                                    COMPENSATION TO BROKER-DEALERS
Montgomery Growth Fund                                                                                 $252
Montgomery Small Cap Fund                                                                           $12,065
Montgomery International Growth Fund                                                                $15,865


------------------------------------------------------------------------------ --------------------------------------------------
FUND                                                                                    COMPENSATION TO BROKER-DEALERS
Montgomery Global Focus Fund                                                                            $14
Montgomery Global Long-Short Fund                                                                   $69,111
Montgomery Emerging Markets Fund                                                                       $676
Montgomery Short Duration Government Bond Fund                                                      $10,307
Montgomery Mid Cap Focus Fund                                                                            $0
Montgomery Total Return Bond Fund                                                                      $300
Montgomery U.S. Focus Fund                                                                               $0
Montgomery Emerging Markets Focus Fund                                                                  $44
Montgomery Government Money Market Fund                                                                 $11
------------------------------------------------------------------------------ --------------------------------------------------

         All 12b-1 Plan expenses were used to compensate broker-dealers who sold the Funds. Except as described in this Statement of Additional Information, none of the 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

         Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. To the extent that 12b-1 Plan fees are incurred in connection with distribution of the shares of more than one Fund, the fees paid by each such participating Fund may be used to finance the distribution of another Fund. In such instances, the distribution fees incurred will be allocated among the participating Funds according to relative net asset size of the participating Funds.

         Shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor. As of June 30, 2002, the total 12b-1 Plan expenses accrued but not paid for The Montgomery Funds and The Montgomery Funds II amounted to less than 0.01% of the Funds' net assets at that time.

         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The Board determined that there are various anticipated benefits to the Funds from such continuation, including the likelihood that the Plan will stimulate sales of shares of the Trusts and assist in increasing the asset base of the Trusts in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trusts of prompt and significant growth of the asset base of the Trusts, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The 12b-1 Plan (and any distribution agreement between the Fund, the Distributor or the Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Manager, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies. Neither any "interested person" of the Trusts (as that term is used under the Investment Company Act) nor any trustee of the Trusts who is not any interested person of the Trusts has any direct or indirect financial interests in the operation of the 12b-1 Plan.

         All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Boards of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Manager on behalf of the shares of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trusts shall be made by the Trustees then in office who are not interested persons of the Trust.

         SHAREHOLDER SERVICES PLAN. The Trusts have adopted a Shareholder Services Plan (the "SERVICES PLAN") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan.

         On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "INDEPENDENT TRUSTEES"), at their regular quarterly meeting, adopted the Services Plan for the Class P shares of each Fund. The Plan was later amended to cover Class R shares of the Global Long-Short Fund, the Class B and Class C shares of the Load Funds and Class I shares of the Total Return Bond Fund.

         Under the Services Plan, the covered shares of each Fund will pay a continuing service fee to the Manager, the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of each Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

         THE DISTRIBUTOR. Funds Distributor, Inc. (the "DISTRIBUTOR") may provide certain administrative services to the Funds on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Funds, including issuers of securities in which the Funds may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Funds, and may restrict the ability of the Distributor to provide services to the Funds.

         REFERRAL ARRANGEMENTS. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. No Fund will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The Distributor also may reimburse certain solicitation expenses.

         THE CUSTODIAN. JPMorgan Chase Bank (the "CUSTODIAN") serves as principal custodian of the Funds' assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian serving as a "Foreign Custody Manager" for the Funds to the extent permitted by Rule 17f-5. The Custodian has entered (or will enter) into agreements with foreign sub-custodians to the extent necessary to perform their services and in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian and its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on respective schedules of charges agreed on from time to time.

         ADMINISTRATIVE AND OTHER SERVICES. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Funds pursuant to an Administrative Services Agreement among the Trusts and MAM (the "ADMINISTRATIVE SERVICES AGREEMENT"). In approving the Administrative Services Agreement, the Board of each Trust, including a majority of the independent Trustees, recognizes that the Administrative Services Agreement involves an affiliate of the Trusts; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Administrative Services Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trusts and the supervision of the Board of each Trust, the Administrator performs the following types of services for the Funds: (i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Boards; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and (viii) manage legal services. For its services performed under the Administrative Services Agreement, each Fund pays the Administrator an administrative fee based upon a percentage of the average daily net assets of each Fund. The administrative fee per Fund, with the exception of the Total Return Bond Fund, varies from an annual rate of 0.07% to 0.04% depending on the Fund and level of assets.

         On October 30, 2001, the Administrative Services Agreement with respect to the Total Return Bond Fund was restated into an Administrative and Management Services Agreement. Under that agreement, the administrative fee for the Total Return Bond Fund is 0.25% per year for the first $500 million of average daily net assets and 0.19% per year for average daily net assets over $500 million. Otherwise, the Administrative and Management Services Agreement succeeded to the remaining terms of the Administrative Services Agreement.

         J.P. Morgan Investor Services Co. ("JPMIS"), 73 Tremont Street, Boston, Massachusetts 02108, serves as the sub-administrator to the Funds pursuant to a Mutual Funds Service Agreement (the "SUB-AGREEMENT") between JPMIS and MAM. Subject to the control, direction and supervision of MAM and the Trusts, JPMIS assists MAM in providing administrative services to the Funds. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays JPMIS an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trusts and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month JPMIS assists MAM in providing administrative services to the Funds. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to JPMIS is paid from the administrative fees paid to MAM by the Funds.

         JPMIS also serves as Fund Accountant to the Trusts pursuant to Mutual Funds Service Agreements ("FUND ACCOUNTING AGREEMENT") entered into between each Trust and JPMIS on May 3, 1999. By entering into the Fund Accounting Agreement, JPMIS also succeeds First Data Corporation as Fund Accountant to the Trusts. As Fund Accountant, JPMIS provides the Trusts with various services, including, but are not limited to: (i) maintaining the books and records for the Funds' assets,
(ii) calculating net asset values of the Funds, (iii) accounting for dividends and distributions made by the Funds, and (iv) assisting the Funds' independent auditors with respect to the annual audit. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.

         The table below provides information on the administrative and accounting fees paid over the past three fiscal years (or shorter period of operations).


                                                        ADMINISTRATIVE FEES PAID              FUND ACCOUNTING FEES PAID
                                                        FOR YEAR ENDED JUNE 30,               FOR PERIOD ENDED JUNE 30,
FUND                                                2002         2001          2000        2002        2001         2000
U.S. EQUITY FUNDS
Montgomery Growth Fund                             $147,889      $234,187      $365,554   $104,491     $155,152     $307,401
Montgomery Mid Cap Focus Fund*                       $1,159        $1,160           N/A       $726       $1,153          N/A
Montgomery Mid Cap Fund                             $87,341      $134,767      $184,611    $58,593      $88,642     $162,692
Montgomery Small Cap Fund                           $44,244       $71,705       $97,619    $35,093      $48,537      $82,044
Montgomery U.S. Focus Fund                             $969        $1,920          $836       $623       $1,354         $492

INTERNATIONAL AND GLOBAL EQUITY FUNDS
Montgomery Global Long-Short Fund                   $45,652      $157,339      $268,678    $32,739     $136,565     $254,081
Montgomery International Growth Fund                $31,206       $70,177      $151,955    $20,905      $45,624     $117,301
Montgomery Global Opportunities Fund                $24,044       $44,188       $55,473    $18,503      $28,819      $25,421
Montgomery Global Focus Fund                        $25,631       $56,357       $88,963    $16,729      $39,060      $82,718
Montgomery Global Tech, Telecom and Media Fund      $84,624      $207,287      $325,425    $56,499     $163,869     $246,157
Montgomery Emerging Markets Fund                   $103,520      $146,461      $222,101    $67,371      $99,716     $167,006
Montgomery Emerging Markets Focus Fund               $7,366        $4,706        $2,120     $4,903       $2,810      $37,091

FIXED INCOME AND MONEY MARKET FUNDS
Montgomery Total Return Bond Fund                   $75,793       $14,905       $15,780    $20,128      $13,398      $20,497
Montgomery Short Duration Government Bond Fund     $183,626      $105,959       $84,664   $175,235      $90,631      $88,599
Montgomery Government Money Market Fund            $270,093      $405,626      $291,413   $330,306     $464,939     $301,006

*      Montgomery Mid Cap Focus Fund commenced operations on October 31, 2000.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. The Manager determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of, and review by, the Funds and their Boards. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

         The International and Global Equity Funds contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Provided the Trusts' officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by NASD Regulation, Inc.

         While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Funds or to the Manager, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Manager, acting on behalf of a Fund, may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Manager in carrying out its responsibilities to that Fund. These brokerage, research and statistical services may include research/analysis reports, on-line quotation and news services, industry publications, portfolio management software, access to market information (E.G., last sales, bid-asked, and order) on various equity and options exchanges, and investment workshops. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The Boards review all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Funds.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commissions.

         Investment decisions for a Fund are made independently from those of other client accounts of the Manager and its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the various other accounts of the Manager. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The trade allocation procedures of the Manager also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and a Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, a Funds' transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for that Fund.

         Other than for the Fixed-Income Funds, the Global Long-Short Fund and the Money Market Fund, the Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

         For each Fund, sell decisions at the country level are dependent on the results of the asset allocation model of the Manager. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

         At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

         For the year ended June 30, 2002, the Funds' total securities transactions generated commissions of $2,618,420. For the year ended June 30, 2001, the Funds' total securities transactions generated commissions of $8,541,999. For the year ended June 30, 2000, the Funds' total securities transactions generated commissions of $29,866,601. For the three fiscal years ended June 30, 2002, the Funds' securities transactions generated commissions of:


FUND                                                                                      COMMISSIONS FOR FISCAL YEAR ENDED:
                                                                            JUNE 30, 2000        JUNE 30, 2001        JUNE 30, 2002
Montgomery Growth Fund                                                         $1,822,235            $628,426              $390,119
Montgomery Mid Cap Focus Fund                                                  $1,422,070              $5,176                $2,349
Montgomery Small Cap Fund                                                      $1,030,319            $142,193              $125,914
Montgomery U.S. Focus Fund                                                        $16,384              $7,686                $4,096
Montgomery Mid Cap Fund                                                        $1,422,070            $266,471              $197,593
Montgomery International Growth Fund                                           $3,060,175++          $760,969              $119,582
Montgomery Global Opportunities Fund                                             $918,988            $400,740               $85,083
Montgomery Global Focus Fund                                                   $1,557,214            $300,609              $100,978
Montgomery Global Long-Short Fund                                              $9,027,765          $1,720,867              $608,887
Montgomery Global Tech, Telecom and Media Fund                                 $5,404,128          $1,093,702              $389,829
Montgomery Emerging Markets Fund                                               $3,871,486          $3,083,025              $511,541
Montgomery Emerging Markets Focus Fund                                            $83,104             $77,614               $82,448


++ Includes $222,860 of brokerage commissions attributable to the Montgomery International Small Cap Fund, which was reorganized into the Montgomery International Growth Fund on April 5, 2000.

         The Funds do not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Funds. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.

         Depending on the Manager's view of market conditions, a Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

         When in the judgment of the Manager it is in the best interests of a Fund, an investor may purchase shares of that Fund by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable (E.G., the Funds will not acquire restricted securities), their acquisition is consistent with that Fund's investment objective and policies, and the tendered securities are otherwise acceptable to that Fund's Manager. Such securities are acquired by that Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of that Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Fund are valued for the purpose of calculating the net asset value of that Fund's shares. A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

         As noted in the Prospectus, the deadline for receipt of purchase orders for the Money Market Fund is 12 noon Eastern Time on days the Money Market Fund calculates its net asset value. Orders received by that deadline will be eligible to accrue any dividend paid for the day of investment. The Money Market Fund reserves the right to extend that daily purchase order deadline (such as to 4:00 P.M. Eastern Time like the other Funds). A later deadline would mean that it could not be possible for purchase orders to accrue any dividend for the day on which an investment is made.

         Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three business days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

         The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trusts have elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

         RETIREMENT PLANS. Shares of the Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAS").

         For individuals who wish to purchase shares of the Funds through an IRA, there is available through the Funds a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10. (These fees are in addition to the normal custodian charges paid by the Funds and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by the Funds. An IRA that invests in shares of the Funds may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution. Information about Roth IRAs is also available from those materials.

         It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.

         CLASS A, B, C AND I SHARES

         Class A shares are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B and Class C share, based on its respective net asset value, represents an identical interest in the investment portfolio of its respective Fund, and has the same rights, except that

Class B and Class C shares bear the expenses of the ongoing distribution fees. Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which distribution fees are paid.

         The Trusts have entered into separate distribution agreements with the Distributor in connection with the subscription and continuous offering of each class of shares of each Fund (the "DISTRIBUTION AGREEMENTS"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of each Fund. After the Prospectuses, Statements of Additional Information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

         CLASS A SHARES. The term "purchase," as used in the relevant Prospectus and this Statement of Additional Information in connection with an investment in Class A shares of each Load Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount; PROVIDED, HOWEVER, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         RIGHT OF ACCUMULATION. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of a Fund and of other series of the Trusts. A purchaser may include shares held by that purchaser's immediate family, I.E., minor children, spouse and, if in the same household, adult children, siblings and grandparents. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

         LETTER OF INTENTION. Reduced sales charges are applicable to purchases aggregating more than $50,000 of Class A shares of a Fund and of other series of the Trusts made within a 13-month period starting with the first purchase pursuant to a Letter of Intention. The Letter of Intention is available only to investors whose accounts are maintained at DST Systems, Inc., the Funds' transfer agent (the "TRANSFER AGENT"). The Letter of Intention is not a binding obligation to purchase any amount of Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A shares of Montgomery Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $50,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter otherwise would be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

         PURCHASE PRIVILEGE OF CERTAIN PERSONS. The following individuals and groups may purchase Class A shares of each Fund at net asset value: current or retired directors, trustees, partners, members, officers and employees of the Trusts, the Distributor, the Manager and its shareholders, certain family members of the above persons, and trusts or plans primarily for such persons; current or retired registered representatives or full-time employees and their spouses and minor children and plans of such persons; investors who exchange their shares from an unaffiliated investment company which has a sales charge, so long as shares are purchased within 60 days of the redemption; Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees; investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; employer-sponsored benefit plans in connection with purchases of shares of Class A shares made as a result of participant-directed exchanges between options in such a plan; "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares; and such other persons as are determined by the Board (or by the Distributor pursuant to guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Trusts or the Distributor.

         Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately at the beginning of the seventh year after the plan purchases the first share of any Montgomery Fund. Minimum purchase requirements may be waived or varied for such plans.

         DEALER REALLOWANCE. (A) The Distributor may pay a commission of 0.35% of the net asset value of Class A shares as in effect from time to time to dealers who sell $250,000 or more of Class A shares of the Montgomery Short Duration Government Bond Fund; such commission shall be paid in installments covering the 18-month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor's practice, which may change from time to time. Investors purchasing Class A shares of the Montgomery Short Duration Government Bond Fund through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission of 0.50% of the public offering price for purchases of the Montgomery Short Duration Government Bond Fund at the time of sale on purchases of $250,000 or more of the Fund. Investors who purchase through dealers that elect the commission schedule described in this clause will be subject to the Class A CDSC. In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding.

         CLASS B AND CLASS C SHARES. As discussed in the relevant Prospectus, while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the respective Class B shares as joint tenant with his or her spouse), provided that the redemption is requested within one year of the death or initial determination of disability.

         CLASS I SHARES. The Class I Shares will be offered at their net asset value without the imposition of a front-end sales load or CDSC. Class I Shares may be subject to an ongoing shareholding servicing fee at an annual rate of up to 0.25% of the daily net assets attributable to the Class I Shares. Class I Shares may be offered to institutional-type shareholders who do not require extensive shareholder servicing and may be offered with all or a portion of various administrative/servicing fees and operating costs waived or reduced. Class I shares will not be subject to a Rule 12b-1 distribution fee. Class I Shares of one or more Funds may be subject to a redemption fee to the extent disclosed in the Prospectus for that Fund.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of a Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         As noted in the Prospectus, the net asset value of shares of the Funds generally will be determined at least once daily as of 4:00 P.M. (12:00 noon for the Money Market Fund), Eastern Time (or earlier when trading closes earlier), on each day the New York Stock Exchange ("NYSE") is open for trading (except national bank holidays for the Government Money Market and Fixed-Income Funds). It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays also include: Columbus Day and Veterans' Day. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value..

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Boards.

         The Funds' equity securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Equity securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Boards.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Boards. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Boards.

         If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trusts' Pricing Committees determine their fair value, following procedures approved by the Boards. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards in good faith will establish a conversion rate for such currency.

          All other assets of the Funds are valued in such manner as the Boards in good faith deem appropriate to reflect their fair value.

         The Money Market Fund values its portfolio instruments at amortized cost, which means that securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per-share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of shareholders' interest. If a deviation of 0.50% or more were to occur between the net asset value per share calculated by reference to market values and the Fund's $1.00 per-share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund's per-share net asset values (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if these Funds' per-share net asset values (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                              PRINCIPAL UNDERWRITER

         The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Management Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Funds during each of the Funds' last three fiscal years.

         The Distributor has adopted a Code of Ethics pursuant to Section 17(j) of the Investment Company Act, as amended, and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. The Code of Ethics sets forth the basic policies of ethical conduct for all Covered Persons of Funds Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services. Currently, the Code of Ethics permits Covered Persons, subject to the Code, to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale are being purchased or sold by a Fund, subject to certain restrictions and reporting procedures.

                             PERFORMANCE INFORMATION

         As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

         THE MONEY MARKET FUND. Current yield reflects the interest income per share earned by these Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

         Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] - 1

         THE TOTAL RETURN BOND FUND AND THE SHORT BOND FUND. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                                                  6
                                            YIELD = 2[(1+[a-b]/cd)  - 1]

         Where:            a        =       dividends and interest earned during
                                            the period.

                           b        =       expenses accrued for the period (net
                                            of reimbursement).

                           c        =       the average daily number of shares
                                            outstanding during the period that
                                            were entitled to receive dividends.

                           d        =       the maximum offering price per
                                            share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by these Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. In periods of rising interest rates, the opposite result can be expected to occur.

         YIELDS. The yields for the indicated periods ended June 30, 2002, were as follows:


                                                                                   TAX-EQUIV.   TAX-EQUIV.
                                                                      EFFECTIVE     CURRENT     EFFECTIVE     CURRENT     TAX-EQUIV.
FUND                                                       YIELD        YIELD        YIELD*       YIELD*       YIELD        YIELD*
                                                          (7-DAY)      (7-DAY)      (7-DAY)      (7-DAY)      (30-DAY)     (30-DAY)
Montgomery Total Return Bond Fund                          5.86%         N/A          N/A          N/A         5.06%         N/A
Montgomery Short Duration Government Bond Fund             4.13%         N/A          N/A          N/A         3.84%         N/A
Montgomery Government Money Market Fund                    1.34%        1.35%         N/A          N/A          N/A          N/A

         AVERAGE ANNUAL TOTAL RETURN. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                                    n
                                            P(1 + T)  = ERV
         Where:            P        =       a hypothetical initial payment of
                                            $1,000.
                           T        =       average annual total return.
                           n        =       number of years.
                           ERV      =       Ending Redeemable Value of a
                                            hypothetical $1,000 investment made
                                            at the beginning of a 1-, 5- or
                                            10-year period at the end of each
                                            respective period (or fractional
                                            portion thereof), assuming
                                            reinvestment of all dividends and
                                            distributions and complete
                                            redemption of the hypothetical
                                            investment at the end of the
                                            measuring period.

         AGGREGATE TOTAL RETURN. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                            ERV - P
                                            --------
                                               P
         Where:            P        =       a hypothetical initial payment of
                                            $1,000.
                           ERV      =       Ending Redeemable Value of a
                                            hypothetical $1,000 investment made
                                            at the beginning of a 1-, 5- or
                                            10-year period at the end of a 1-,
                                            5- or 10-year period (or fractional
                                            portion thereof), assuming
                                            reinvestment of all dividends and
                                            distributions and complete
                                            redemption of the hypothetical
                                            investment at the end of the
                                            measuring period.

         Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The average annual total returns for the Class R shares of certain Funds for the periods indicated were as follows:


                                                                YEAR             5-YEARS           10-YEARS         INCEPTION*
FUND                                                            ENDED             ENDED             ENDED            THROUGH
                                                            JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002
Montgomery Growth Fund                                         -23.80%            -4.49%              N/A               7.83%
Montgomery Mid Cap Focus Fund                                   -17.43%               N/A             N/A             -17.95%
Montgomery Mid Cap Fund                                        -26.49%              1.54%             N/A               8.61%
Montgomery Small Cap Fund                                      -26.68%            -1.88%            7.63%              10.56%
Montgomery U.S. Focus Fund                                     -28.31%                N/A             N/A             -19.51%
Montgomery International Growth Fund                           -17.68%             -5.03%             N/A               2.33%
Montgomery Global Opportunities Fund                           -27.29%             -4.14%             N/A               4.06%
Montgomery Global Focus Fund                                   -32.55%             -8.54%             N/A               1.61%
Montgomery Global Long-Short Fund                              -16.79%                N/A             N/A              15.94%
Montgomery Global Tech, Telecom and Media Fund                 -39.54%             -3.75%             N/A               3.98%
Montgomery Emerging Markets Focus Fund                           3.80%                N/A             N/A               9.61%
Montgomery Total Return Bond Fund                                8.81%             7.74%              N/A               7.74%
Montgomery Short Duration Government Bond Fund                   6.80%              6.55%             N/A               6.47%



----------------
* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were:

         Growth Fund, September 30, 1993; Mid Cap Focus Fund, December 30, 1994; Mid Cap Fund, December 30, 1994; Small Cap Fund, July 13, 1990; U.S. Focus Fund, December 31, 1999; International Growth Fund, June 30, 1995; Global Opportunities Fund, September 30, 1993; Global Focus Fund, October 27, 1995; Global Long-Short Fund, December 31, 1997; Global Tech, Telecom and Media Fund, June 1, 1993; Emerging Markets Fund, March 1, 1992; Emerging Markets Focus Fund, December 31, 1997; Total Return Bond Fund, June 30, 1997; Short Duration Government Bond Fund, December 18, 1992; Money Market Fund, September 14, 1992.

         The average annual total returns for the Class P shares of certain Funds for the periods indicated were as follows:


                                                                                  YEAR              5-YEARS           INCEPTION
                                                                                 ENDED               ENDED             THROUGH
FUND                                                                         JUNE 30, 2002       JUNE 30, 2002      JUNE 30, 2002
Montgomery Growth Fund                                                         -23.95%               -4.69%              1.21%
Montgomery International Growth Fund                                           -17.94%               -5.12%              0.41%
Montgomery Small Cap Fund                                                      -26.79%               -2.16%             -0.89%

         The average annual total return for the Class C shares of the Montgomery Global Long-Short Fund for the periods indicated was as follows:

                                                                                  YEAR              5-YEARS           INCEPTION
                                                                                 ENDED               ENDED             THROUGH
FUND                                                                         JUNE 30, 2002       JUNE 30, 2002      JUNE 30, 2002
Montgomery Global Long-Short Fund - Class C                                    -17.65%                N/A               14.87%

         Performance returns for the Class A, Class B, Class C and Class I shares of certain Funds are not included because these classes of shares were launched for certain of the Funds on October 31, 2001 and May 31, 2002.

         AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula as required by the SEC:

                                                  n
                                            P(1+T)  = ATV
                                                         D

         Where:

                           T        =       average annual total return (after
                                            taxes on distributions)

                           ATV      =       ending value of a hypothetical
                              D             $1,000 payment made at the beginning
                                            of the 1-, 5- or 10- year (or other)
                                            periods at the end of the applicable
                                            period (or a fractional portion
                                            thereof), after taxes on Fund
                                            distributions but not after taxes on
                                            sales of Fund shares.

                           P        =       a hypothetical initial payment of
                                            $1,000

                           n        =       period covered by the computation,
                                            expressed in years.

         The average annual total returns (after taxes on distributions) for the Class R shares of certain Funds for the periods indicated were as follows:


                                                                YEAR             5-YEARS           10-YEARS         INCEPTION*
FUND                                                            ENDED             ENDED             ENDED            THROUGH
                                                            JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002
Montgomery Growth Fund                                         -26.33             -7.31               N/A               4.99
Montgomery Mid Cap Focus Fund                                  -17.54              N/A                N/A             -18.08
Montgomery Mid Cap Fund                                        -28.13             -1.83               N/A               5.80
Montgomery Small Cap Fund                                      -26.83             -4.67              4.78               7.40
Montgomery U.S. Focus Fund                                     -28.31              N/A                N/A             -20.05
Montgomery International Growth Fund                           -17.68             -6.19               N/A               0.79
Montgomery Global Opportunities Fund                           -27.79             -6.71               N/A               2.10
Montgomery Global Focus Fund                                   -32.64             -11.39              N/A              -1.00
Montgomery Global Long-Short Fund                              -16.87              N/A                N/A              11.36
Montgomery Global Tech, Telecom and Media Fund                 -39.54             -7.87               N/A               1.33
Montgomery Emerging Markets Focus Fund                           3.49              N/A                N/A               9.18
Montgomery Total Return Bond Fund                                5.72              4.69               N/A               4.69
Montgomery Short Duration Government Bond Fund                   4.36              4.15               N/A               3.69

----------------
* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were:

         Growth Fund, September 30, 1993; Mid Cap Focus Fund, December 30, 1994; Mid Cap Fund, December 30, 1994; Small Cap Fund, July 13, 1990; U.S. Focus Fund, December 31, 1999; International Growth Fund, June 30, 1995; Global Opportunities Fund, September 30, 1993; Global Focus Fund, October 27, 1995; Global Long-Short Fund, December 31, 1997; Global Tech, Telecom and Media Fund, June 1, 1993; Emerging Markets Fund, March 1, 1992; Emerging Markets Focus Fund, December 31, 1997; Total Return Bond Fund, June 30, 1997; Short Duration Government Bond Fund, December 18, 1992; Money Market Fund, September 14, 1992.

         The average annual total returns (after taxes on distributions) for the Class P shares of certain Funds for the periods indicated were as follows:


                                                                                  YEAR              5-YEARS           INCEPTION
                                                                                 ENDED               ENDED             THROUGH
FUND                                                                         JUNE 30, 2002       JUNE 30, 2002      JUNE 30, 2002
Montgomery Growth Fund                                                         -26.46                -7.43              -1.72
Montgomery International Growth Fund                                           -17.94                -6.27              -1.25
Montgomery Small Cap Fund                                                      -26.95                -4.98              -4.14

         The average annual total return (after taxes on distributions) for the Class C shares of the Montgomery Global Long-Short Fund for the periods indicated was as follows:


                                                                                  YEAR              5-YEARS           INCEPTION
                                                                                 ENDED               ENDED             THROUGH
FUND                                                                         JUNE 30, 2002       JUNE 30, 2002      JUNE 30, 2002
Montgomery Global Long-Short Fund - Class C                                    -17.65                 N/A                8.23

         Performance returns for the Class A, Class B, Class C and Class I shares of certain Funds are not included because these classes of shares were launched for certain of the Funds on October 31, 2001 and May 31, 2002.

         AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES). The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula as required by the SEC:

                                                  n
                                            P(1+T)  = ATV
                                                         DR

         Where:

                           T        =       average annual total return (after
                                            taxes on distributions and sale of
                                            Fund shares)

                           ATV      =       ending value of a hypothetical
                              DR            $1,000 payment made at the beginning
                                            of the 1-, 5- or 10- year (or other)
                                            periods at the end of the applicable
                                            period (or a fractional portion
                                            thereof), after taxes on Fund
                                            distributions and sale of Fund
                                            shares.

                           P        =       a hypothetical initial payment of
                                            $1,000

                           n        =       period covered by the computation,
                                            expressed in years.

         The average annual total returns (after taxes on distributions and sale of Fund shares) for the Class R shares of certain Funds for the periods indicated were as follows:


                                                                YEAR             5-YEARS           10-YEARS         INCEPTION*
FUND                                                            ENDED             ENDED             ENDED            THROUGH
                                                            JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002
Montgomery Growth Fund                                         -13.52             -3.42               N/A               6.17
Montgomery Mid Cap Focus Fund                                  -10.69              N/A                N/A             -14.21
Montgomery Mid Cap Fund                                        -14.74              1.35               N/A               7.09
Montgomery Small Cap Fund                                      -16.24             -1.25              5.99               8.27
Montgomery U.S. Focus Fund                                     -17.38              N/A                N/A             -15.18
Montgomery International Growth Fund                           -10.86             -4.10               N/A               1.45


                                                                YEAR             5-YEARS           10-YEARS         INCEPTION*
FUND                                                            ENDED             ENDED             ENDED            THROUGH
                                                            JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002     JUNE 30, 2002
Montgomery Global Opportunities Fund                           -17.06             -3.32               N/A               3.14
Montgomery Global Focus Fund                                   -20.04             -6.40               N/A               1.34
Montgomery Global Long-Short Fund                              -10.36              N/A                N/A              12.08
Montgomery Global Tech, Telecom and Media Fund                 -24.27             -2.03               N/A               3.81
Montgomery Emerging Markets Focus Fund                           2.31              N/A                N/A               7.67
Montgomery Total Return Bond Fund                                5.33              4.70               N/A               4.70
Montgomery Short Duration Government Bond Fund                   4.13              4.05               N/A               3.91

----------------
* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were:

         Growth Fund, September 30, 1993; Mid Cap Focus Fund, December 30, 1994; Mid Cap Fund, December 30, 1994; Small Cap Fund, July 13, 1990; U.S. Focus Fund, December 31, 1999; International Growth Fund, June 30, 1995; Global Opportunities Fund, September 30, 1993; Global Focus Fund, October 27, 1995; Global Long-Short Fund, December 31, 1997; Global Tech, Telecom and Media Fund, June 1, 1993; Emerging Markets Fund, March 1, 1992; Emerging Markets Focus Fund, December 31, 1997; Total Return Bond Fund, June 30, 1997; Short Duration Government Bond Fund, December 18, 1992; Money Market Fund, September 14, 1992.

         The average annual total returns (after taxes on distributions and sale of Fund shares) for the Class P shares of certain Funds for the periods indicated were as follows:


                                                                                  YEAR              5-YEARS           INCEPTION
                                                                                 ENDED               ENDED             THROUGH
FUND                                                                         JUNE 30, 2002       JUNE 30, 2002      JUNE 30, 2002
Montgomery Growth Fund                                                         -13.62                -3.53               0.83
Montgomery International Growth Fund                                           -11.02                -4.16              -0.13
Montgomery Small Cap Fund                                                      -16.31                -1.45              -0.83

         The average annual total return (after taxes on distributions and sale of Fund shares) for the Class C shares of the Montgomery Global Long-Short Fund for the periods indicated was as follows:


                                                                                  YEAR              5-YEARS           INCEPTION
                                                                                 ENDED               ENDED             THROUGH
FUND                                                                         JUNE 30, 2002       JUNE 30, 2002      JUNE 30, 2002
Montgomery Global Long-Short Fund - Class C                                    -10.84                 N/A                9.68

Performance returns for the Class A, Class B, Class C and Class I shares of certain Funds are not included because these classes of shares were launched for certain of the Funds on October 31, 2001 and May 31, 2002.


         COMPARISONS. To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements and other materials regarding the Funds may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of a Fund's performance or the investment opportunities it may offer:

          a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

          b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

          c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          d) Donoghue's Money Fund Report--Industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

          e) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

          f) Lehman Brothers indices--Lehman Brothers fixed-income indices may be used for appropriate comparisons.

          g) Other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index--a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000 Growth and IFC Emerging Markets Database.

         In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Funds.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Funds to calculate their figures.

         The Funds may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

         The Funds may choose to publish hypothetical results from model portfolios, as well as make other relevant comparisons of the Funds' performance to separate account performance or composites. Investors should bear in mind that these models and comparisons are not substitutes for the performance of the Funds.

         Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

         REASONS TO INVEST IN THE FUNDS. From time to time, the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies.

         RESEARCH. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the style of The Montgomery Funds.

         The portfolio managers for the International and Global Equity Funds work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

         Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that crosses a number of the Funds and is reflected in the number of Funds oriented towards smaller capitalization businesses

         In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

         From time to time, advertising and sales materials for The Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

         Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of September 30, 2002, approximately $5.7 billion, including approximately $1.6 billion for investors in The Montgomery Funds) and total shareholders invested in the Funds (as of September 30, 2002, approximately 150,000).


                               GENERAL INFORMATION

         Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds and the registration of shares of the Small Cap Fund as the initial series of the Trust have been assumed by the Small Cap Fund; all expenses incurred in connection with the organization of The Montgomery Funds II have been assumed by Montgomery Institutional Series: Emerging Markets Portfolio and the Manager. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting separate series of the Trusts have been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Funds as separate series of the Trusts have been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Funds and will be reimbursed for such expenses after commencement of those Funds' operations. Investors purchasing shares of a Fund bear such expenses only as they are amortized daily against that Fund's investment income.

         Montgomery Asset Management, LLC is based at 101 California Street, San Francisco, California 94111. Montgomery Partners is a division of Montgomery Asset Management, LLC.

         As noted above, JPMorgan Chase Bank (the "CUSTODIAN") acts as custodian of the securities and other assets of certain series of the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

         DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Funds' Master Transfer Agent and Paying Agent.

         PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the independent accountant for the Funds.

         The validity of shares offered hereby has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.

         The shareholders of The Montgomery Funds (but not The Montgomery Funds
II) as shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("DECLARATION OF TRUST") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

         Among the Boards' powers enumerated in the Declaration of Trust is the authority to terminate the Trusts or any of their series, or to merge or consolidate the Trusts or one or more of their series with another trust or company without the need to seek shareholder approval of any such action.

         Section 15(a) of the Investment Company Act and Rule 18f-2 thereunder require that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On April 23, 2002, the Trust and the Manager filed an application with the Securities and Exchange Commission for an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order, if granted, would permit the Manager to hire new subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. The order also would permit the Manager to change the terms of agreements with a subadviser or to continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services. Under the order, shareholders would be required to be notified of any subadviser changes. Shareholders would also have the right to terminate arrangements with a subadviser by the vote of a majority of the outstanding shares of a Fund.

         The Manager intends to apply for a separate exemptive order from the SEC which would permit a Fund, subject to certain conditions, to invest without limit in other Funds in the same complex and to invest a portion of the Fund's assets in securities other than government securities, such as S&P 500 Index Futures.

         As of October 1, 2002, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding shares of the respective Funds:



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
---------------------------------------------------------------------------------------- ------------------------ -----------------
GROWTH FUND - CLASS P
FiServ Securities                                                                               1,933.854               42.06%
Purchase Account
1 Commerce Square
2005 Market Street, 12th Floor
Philadelphia, Pennsylvania 19103-7042
---------------------------------------------------------------------------------------- ------------------------ -----------------
Walter J. Klein Company Ltd.                                                                     742.994                16.16%
Profit Sharing Trust
5033 Carillon Way
Charlotte, North Carolina 28270-0432
---------------------------------------------------------------------------------------- ------------------------ -----------------
E*Trade Securities Inc.                                                                          355.394                7.73%
Jonathan Minyu Huang
Four Embarcadero Place
2400 Geng Road
Palo Alto, CA 94303-3331
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Investor Services Corp                                                                  277.889                6.04%
For the Exclusive Benefit of our Customers
55 Water Street, 32nd Floor
New York, NY 10041-0028
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services Corp                                                                 236.878                5.15%
For the Exclusive Benefit of our Customers
Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, NY 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
GROWTH FUND - CLASS R
Charles Schwab & Co., Inc.                                                                    4,295,437.167             27.40%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services LLC                                                               1,217,240.173             7.77%
For the Exclusive Benefit of Our Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
MID CAP FOCUS FUND - CLASS R
Charles Schwab & Co., Inc.                                                                     54,277.989               30.58%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
State Street Bank & Trust Co.                                                                  16,831.982               9.49%
IRA R/O Osgoode S. Philpott Jr.
4675 So. Lafayette
Englewood, Colorado 80110-5947
---------------------------------------------------------------------------------------- ------------------------ -----------------
State Street Bank & Trust Co.                                                                  11,850.261               6.68%
IRA /  Mark B. Geist
c/o Montgomery Asset Management, LLC
101 California Street, 34th Floor
San Francisco, California  94111-5812
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Investor Services Corp.                                                                9,531.263               5.37%
For the Exclusive Benefit of Our Customers
55 Water Street, 32nd Floor
New York, New York  10041-0028
---------------------------------------------------------------------------------------- ------------------------ -----------------



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
---------------------------------------------------------------------------------------- ------------------------ -----------------
MID CAP FUND - CLASS R
Charles Schwab & Co., Inc.                                                                    2,550,394.329             26.14%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services LLC                                                                582,410.425              5.97%
For the Exclusive Benefit of Our Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
SMALL CAP FUND - CLASS R
Charles Schwab & Co., Inc.                                                                     642,191.212              12.30%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
Northern Trust Company Cust.                                                                   665,860.648              12.75%
FBO Dallas Symphony Foundation
P.O. Box 92956
Chicago, Illinois 60675-2956
---------------------------------------------------------------------------------------- ------------------------ -----------------
SMALL CAP FUND - CLASS P
State Street Bank & Trust Co.                                                                  57,364.620               50.79%
GE Railcar Savings Plan
Attn:  Ken Hartford
105 Rosemont Avenue
Westwood, Massachusetts  02090-2318
---------------------------------------------------------------------------------------- ------------------------ -----------------
State Street Bank & Trust Co                                                                   55,483.610               49.13%
GE Industrial Systems Solutions
Attn:  Ken Hartford
105 Rosemont Avenue
Westwood, Massachusetts  02090-2318
---------------------------------------------------------------------------------------- ------------------------ -----------------
U.S. FOCUS FUND - CLASS R
Tyler A. Lowrey & Harriette L. Lowrey JTWROS                                                   21,482.277               13.05%
516 Mill River Lane
San Jose, California 95134-2425
---------------------------------------------------------------------------------------- ------------------------ -----------------
John P. Fitzgerald & Linda M. Fitzgerald JTWROS                                                12,958.523               7.87%
10542 S. Kedzie Avenue
Chicago, Illinois 60655-2018
---------------------------------------------------------------------------------------- ------------------------ -----------------
State Street Bank & Trust Co.                                                                  11,456.656               6.96%
IRA R/O Mark Geist
456 Oakshire Place
Alamo, California  94507-2332
---------------------------------------------------------------------------------------- ------------------------ -----------------
INTERNATIONAL GROWTH FUND - CLASS P
Merrill Lynch Pierce Fenner & Smith, Inc.                                                      260,928.563              99.04%
For the Sole Benefit of Its Clients
4800 Deer Lake Dr. E., Bldg. One
Jacksonville, Florida 32246-6486
---------------------------------------------------------------------------------------- ------------------------ -----------------
INTERNATIONAL GROWTH FUND - CLASS R
Charles Schwab & Co., Inc.                                                                    1,158,734.845             39.18%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
GLOBAL OPPORTUNITIES FUND - CLASS R
Charles Schwab & Co., Inc.                                                                    1,080,766.096             50.26%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services LLC                                                                121,520.846              5.65%
For the Exclusive Benefit of Our Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
GLOBAL FOCUS FUND - CLASS A
Merrill Lynch Pierce Fenner & Smith                                                              264.932                44.11%
Merrill Lynch Financial Data Services
Attn:  Service Team 97LJ4
4800 Deer Lake Drive East, Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
E*Trade Securities Inc.                                                                          155.809                25.94%
Mary Campbell
Four Embarcadero Place
2400 Geng Road
Palo Alto, California 94303-3306
---------------------------------------------------------------------------------------- ------------------------ -----------------
E*Trade Securities Inc.                                                                          53.919                 8.98%
Eugene Leo Arai UTMA CA
P.O. Box 989030
West Sacramento, California 95798-9030
---------------------------------------------------------------------------------------- ------------------------ -----------------
E*Trade Securities Inc.                                                                          53.919                 8.98%
Canako Arai UTMA CA
P.O. Box 989030
West Sacramento, California 95798-9030
---------------------------------------------------------------------------------------- ------------------------ -----------------
E*Trade Securities Inc.                                                                          53.919                 8.98%
Takumi Ira Arai UTMA CA
P.O. Box 989030
West Sacramento, California 95798-9030
---------------------------------------------------------------------------------------- ------------------------ -----------------
GLOBAL FOCUS FUND - CLASS R
Charles Schwab & Co., Inc.                                                                     730,063.515              22.04%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services LLC                                                                235,551.528              7.11%
For the Exclusive Benefit of Our Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
LONG-SHORT EQUITY PLUS FUND - CLASS A
Merrill Lynch Pierce Fenner & Smith                                                            12,623.238               83.87%
Merrill Lynch Financial Data Services
Attn: Service Team  97LJ4
4800 Deer Lake Dr. E. Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          1,808.318               12.01%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
LONG-SHORT EQUITY PLUS FUND - CLASS B
Merrill Lynch Pierce Fenner & Smith                                                            10,393.602               93.55%
For the Sole Benefit of Its Customers
4800 Deer Lake Dr. E. Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
---------------------------------------------------------------------------------------- ------------------------ -----------------
LONG-SHORT EQUITY PLUS FUND - CLASS C
Merrill Lynch Pierce Fenner & Smith                                                            178,717.356              98.24%
For the Sole Benefit of Its Customers
4800 Deer Lake Dr. E. Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
LONG-SHORT EQUITY PLUS FUND - CLASS R
Charles Schwab & Co., Inc.                                                                     722,917.459              22.04%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
Merrill Lynch Pierce Fenner & Smith                                                            229,458.890              7.00%
For the Sole Benefit of Its Customers
Attn: Fund Administration  97TN7
4800 Deer Lake Dr. E. Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
GLOBAL TECH, TELECOM AND MEDIA FUND - CLASS R
Charles Schwab & Co., Inc.                                                                    3,474,503.130             32.16%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services LLC                                                                602,608.241              5.58%
For the Exclusive Benefit of Our Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
EMERGING MARKETS FUND - CLASS A
Merrill Lynch Pierce Fenner & Smith                                                            24,123.766               56.32%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
Donaldson Lufkin Jenrette Securities Corp. Inc.                                                 6,065.894               14.16%
P.O. Box 2052
Jersey City, New Jersey 07303-2052
---------------------------------------------------------------------------------------- ------------------------ -----------------
Donaldson Lufkin Jenrette Securities Corp. Inc.                                                 5,450.923               12.73%
P.O. Box 2052
Jersey City, New Jersey 07303-2052
---------------------------------------------------------------------------------------- ------------------------ -----------------
E*Trade Securities, Inc.                                                                        2,153.965               5.03%
Mark Chamberlin
P.O. Box 989030
West Sacramento, California 95798-9030
---------------------------------------------------------------------------------------- ------------------------ -----------------
EMERGING MARKETS FUND - CLASS C
A.G. Edwards & Sons Inc. Cust                                                                    934.118                56.64%
FBO Dorothy Thimm S/D IRA
5782 Hickory Street
Mays Landing, NJ 08330-3375
---------------------------------------------------------------------------------------- ------------------------ -----------------
A.G. Edwards & Sons Inc. Cust                                                                    701.176                42.52%
FBO Rolf Thimm S/D IRA
5782 Hickory Street
Mays Landing, NJ 08330-3375
---------------------------------------------------------------------------------------- ------------------------ -----------------
EMERGING MARKETS FUND - CLASS R
Charles Schwab & Co., Inc.                                                                    5,512,374.694             38.38%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services LLC                                                               1,078,023.235             7.51%
For the Exclusive Benefit of Our Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
EMERGING MARKETS FOCUS FUND - CLASS A
Merrill Lynch Pierce Fenner & Smith                                                             2,632.514               73.47%
Merrill Lynch Financial Data Services
Attn: Service Team 97LJ4
4800 Deer Lake Drive East, Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                           659.631                18.41%
9785 Towne Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
Robert S. Schmauk                                                                                213.915                5.97%
3914 Smith Road
Furlong, Pennsylvania 18925-1381
---------------------------------------------------------------------------------------- ------------------------ -----------------
EMERGING MARKETS FOCUS FUND - CLASS B
National Investor Services                                                                       618.429                78.65%
55 Water Street, Floor 32
New York, New York 10041-0028
---------------------------------------------------------------------------------------- ------------------------ -----------------
Merrill Lynch Pierce Fenner & Smith                                                              160.016                20.35%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
EMERGING MARKETS FOCUS FUND - CLASS R
Charles Schwab & Co., Inc.                                                                     711,702.120              44.68%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
State Street Bank & Trust Co.                                                                  97,390.751               6.11%
IRA A/C Gordon A. Cox
643 Gaylord Street
Denver, Colorado 80206-3716
---------------------------------------------------------------------------------------- ------------------------ -----------------
TOTAL RETURN BOND FUND - CLASS A
Bear Stearns                                                                                    4,480.903               11.47%
1 Metrotech Center, North
Brooklyn, New York 11201-3870
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          3,987.241               10.21%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          3,228.410               8.27%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          2,429.150               6.22%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          2,423.263               6.20%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          2,392.344               6.13%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------


NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          1,998.401               5.12%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
LPL Financial Services                                                                          1,990.446               5.10%
9785 Town Centre Drive
San Diego, California 92121-1968
---------------------------------------------------------------------------------------- ------------------------ -----------------
TOTAL RETURN BOND FUND - CLASS B
Merrill Lynch Pierce Fenner & Smith                                                             5,237.745               72.95%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Floor 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------- ------------------------ -----------------
Bear Stearns Securities Corp                                                                    1,016.027               14.15%
One Metrotech Center North
Brooklyn, New York  13201-3870
---------------------------------------------------------------------------------------- ------------------------ -----------------
Bear Stearns Securities Corp                                                                     847.387                11.80%
One Metrotech Center North
Brooklyn, New York  13201-3870
---------------------------------------------------------------------------------------- ------------------------ -----------------
TOTAL RETURN BOND FUND - CLASS C
Christine McBride                                                                               1,270.571               56.68%
12567 Summerwood Drive
Fort Myers, Florida 33908-1897
---------------------------------------------------------------------------------------- ------------------------ -----------------
Janney Montgomery Scott LLC                                                                      847.044                37.79%
Steve Pasich
1801 Market Street
Philadelphia, Pennsylvania 19103-1628
---------------------------------------------------------------------------------------- ------------------------ -----------------
David R. Piechnik                                                                                114.793                5.12%
314 Serendipity Drive
Coraopolis, Pennsylvania 15108-1172
---------------------------------------------------------------------------------------- ------------------------ -----------------
TOTAL RETURN BOND FUND - CLASS I
Methuen Contributory Retirement System                                                        1,715,923.568             82.10%
41 Pleasant Street, Suite 303
Methuen, Massachusetts 01844-3179
---------------------------------------------------------------------------------------- ------------------------ -----------------
Local 813 Insurance Trust Fund U/A 07/12/2000                                                  359,333.923              17.19%
MPP Plan
62-36 Barnett Avenue
Long Island City, New York 11104
---------------------------------------------------------------------------------------- ------------------------ -----------------
SHORT DURATION GOVERNMENT BOND FUND - CLASS R
Charles Schwab & Co., Inc.                                                                   23,308,600.558             41.69%
101 Montgomery Street
San Francisco, California  94104-4122
---------------------------------------------------------------------------------------- ------------------------ -----------------
Prudential Securities, Inc.                                                                   4,339,832.486             7.76%
Special Custody Acct for the Exclusive Benefit of Customers - PC
1 New York Plaza
Attn: Mutual Funds
New York, New York  10004-1901
---------------------------------------------------------------------------------------- ------------------------ -----------------
National Financial Services LLC                                                               4,268,037.986             7.63%
For the Exclusive Benefit of Our Customers - Attn: Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------- ------------------------ -----------------
IMS & Co.                                                                                     3,739,123.966             6.69%
For the Exclusive Benefit of Various
P.O. Box 3865
Englewood, Colorado 80155-3865
---------------------------------------------------------------------------------------- ------------------------ -----------------



NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                            NUMBER OF SHARES OWNED   PERCENT OF SHARES
---------------------------------------------------------------------------------------- ------------------------ -----------------
SHORT DURATION GOVERNMENT BOND FUND - CLASS A
Merrill Lynch Pierce Fenner & Smith                                                            554,269.373              68.21%
For the Sole Benefit of Its Clients
4800 Deer Lake Drive East, Bldg. One
Jacksonville, Florida 32246-6486
---------------------------------------------------------------------------------------- ------------------------ -----------------
SHORT DURATION GOVERNMENT BOND FUND - CLASS B
A.G. Edwards & Sons, Inc. Cust                                                                  2,902.083               99.63%
FBO Joseph J. Sabo S/D IRA
27 Samuel Drive
South River, New Jersey 08882-2600
---------------------------------------------------------------------------------------- ------------------------ -----------------
SHORT DURATION GOVERNMENT BOND FUND - CLASS C
Donaldson Lufkin Jenrette Securities Corp. Inc.                                                29,239.766               47.38%
P.O. Box 2052
Jersey City, New Jersey 07303-2052
---------------------------------------------------------------------------------------- ------------------------ -----------------
Tommy Dale Johnson & Mary E. Johnson JTWROS                                                     3,152.335               5.11%
200 Holley Drive
Rainwbow City, Alabama 35906-3512
---------------------------------------------------------------------------------------- ------------------------ -----------------
NFSC                                                                                           14,513.366               23.52%
Leslie Teicholz
320 Central Park West, Apt. 17A
New York, New York 10025-7659
---------------------------------------------------------------------------------------- ------------------------ -----------------
GOVERNMENT MONEY MARKET FUND - CLASS A
Aswan Investment L.P.                                                                            510.640                82.19%
P.O. Box 620922
Woodside, California  94062-0922
---------------------------------------------------------------------------------------- ------------------------ -----------------
GOVERNMENT MONEY MARKET FUND - CLASS R
Banc of America Securities LLC                                                               123,929,994.010            61.97%
Omnibus Account for the Exclusive Benefit of our Clients
200 N. College Street, 3rd Floor
Charlotte, North Carolina  28255-0001
---------------------------------------------------------------------------------------- ------------------------ -----------------

         As of October 1, 2002, the Trustees and the officers of the Trusts owned, as a group, less than 1% of the outstanding shares of each of the Funds, with the exception of the Emerging Markets Focus Fund. On October 1, 2002, the Trustees and the officers of the Trusts owned, as a group, 6.11% of the outstanding shares of the Emerging Markets Focus Fund.


         For audit purposes of certain classes of series of the Trusts which were opened on October 31, 2001, the Manager maintains audit output accounts which hold approximately one share and 100% of the total shares in the classes of the following series: Mid Cap Focus Fund - Class A, Class B, and Class C; U.S. Focus Fund - Class A, Class B, and Class C; Emerging Markets Fund - Class B; Emerging Markets Focus Fund Class C; and Global Focus Fund - Class B and Class C. The address of the record owner for all of the audit output accounts is Montgomery Asset Management, LLC, 101 California Street, 35th Floor, San Francisco, California, 94111-5812.

         For audit purposes of certain classes of series of the Trusts which were opened on October 31, 2001, the Manager maintains audit accounts which hold less than 25 shares and approximately 25% of the total shares in the classes of the following series: Emerging Markets Fund - Class B; Emerging Markets Focus Fund - Class C; Mid Cap Focus Fund - Class A, Class B and Class C; U.S. Focus Fund - Class A, Class B and Class C; Global Focus Fund - Class A, Class B and Class C; and Government Money Market Fund Class B and Class C. The address of the record owner for all of the audit accounts is DST Systems, 210 West 10th Street, Kansas City, Missouri 64105-1614.

         The Trusts are registered with the Securities and Exchange Commission as non-diversified management investment companies, although each Fund, except for the Global Focus Fund and the Mid Cap Focus Fund is a diversified series of the Trusts. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectuses and this Statement of

Additional Information omit certain of the information contained in the Registration Statements filed with the SEC. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS

         Audited financial statements for the relevant periods ending June 30, 2002 for each Fund as contained in the Annual Report to Shareholders of those Funds for the periods ended June 30, 2002, are incorporated herein by reference.

                                    APPENDIX

         Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch Ratings ("FITCH").


STANDARD & POOR'S RATING GROUP


BOND RATINGS


         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.


         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.


         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


                  S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


COMMERCIAL PAPER RATINGS


         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.


         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.


         C This designation is assigned to short-term obligations with doubtful capacity for payment.


         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.


MOODY'S RATINGS


BOND RATINGS


         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


         Baa Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.


         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


FITCH

BOND RATINGS

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.


         C Bonds rated C are in imminent default in payment of interest or principal.


         DDD, DD AND D

                  Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.


SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.


         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.


         D Default. Issues assigned this rating are in actual or imminent payment default.

                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION FOR

              INSTITUTIONAL SERIES: INTERNATIONAL GROWTH PORTFOLIO
                INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO

                             THE MONTGOMERY FUNDS II

                        MONTGOMERY INSTITUTIONAL SERIES:

                         INTERNATIONAL GROWTH PORTFOLIO
                           EMERGING MARKETS PORTFOLIO



                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 2002

     The Montgomery Funds II (the "Trust") is an open-end management investment company organized as a Delaware statutory trust, having different series of shares of beneficial interest. Each of the above-named funds is a separate series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). This Statement of Additional Information contains information in addition to that set forth in the combined Prospectus for the Montgomery Institutional
Series: International Growth Portfolio and the Montgomery Institutional Series:
Emerging Markets Portfolio, each dated October 31, 2002, as that prospectus may be revised from time to time (the "Prospectus"). The Prospectus may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectus.

                                TABLE OF CONTENTS

THE TRUST                                                                     3
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS                          3
RISK FACTORS                                                                  17
INVESTMENT RESTRICTIONS                                                       20
DISTRIBUTIONS AND TAX INFORMATION                                             22
TRUSTEES AND OFFICERS                                                         27
INVESTMENT MANAGEMENT AND OTHER SERVICES                                      31
EXECUTION OF PORTFOLIO TRANSACTIONS                                           35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                38
DETERMINATION OF NET ASSET VALUE                                              39
PRINCIPAL UNDERWRITER                                                         41
PERFORMANCE INFORMATION                                                       42
GENERAL INFORMATION                                                           46
FINANCIAL STATEMENTS                                                          49
Appendix                                                                      50

                                    THE TRUST

     The Montgomery Funds II (the "Trust") is an open-end management investment company organized as a Delaware statutory trust on September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. This Statement of Additional Information pertains to Montgomery Institutional Series:
International Growth Portfolio (the "International Growth Portfolio") and the Montgomery Institutional Series: Emerging Markets Portfolio (the "Emerging Markets Portfolio").

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

     The Portfolios are managed by Montgomery Asset Management, LLC (the "Manager") and their shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Portfolios are described in detail in the respective Prospectuses. The following discussion supplements the discussion in the Prospectuses.

     Each Portfolio is a diversified series of the Trust. The achievement of each Portfolio's investment objective will depend on market conditions generally and on the Manager's analytical and portfolio management skills.

PORTFOLIO SECURITIES

     DEPOSITARY RECEIPTS. Each Portfolio may hold securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile. For purposes of a Portfolio's investment policies, its investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

     CONVERTIBLE SECURITIES. Each Portfolio may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Through their conversion feature, they provide an opportunity to participate in capital appreciation resulting from a market price advance in the underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the common stock's value rises and decrease as the common stock's value declines. For purposes of allocating a Portfolio's investments, the Manager regards convertible securities as a form of equity security.

     SECURITIES WARRANTS. Each Portfolio may invest up to 5% of its net assets in warrants. Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

     OTHER INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Portfolio can invest in a manner consistent with the Portfolio's investment objective and policies. Applicable provisions of the Investment Company Act require that a Portfolio limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of a Portfolio's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) a Portfolio and affiliated persons of that Portfolio not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Portfolio in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Portfolio not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

     Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or the only way for the Portfolios to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. A Portfolio may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distribution to that Portfolio.

     Each Portfolio does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, I.E., open-end (mutual fund) or closed-end.

     DEBT SECURITIES. Each Portfolio may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 15% of each Portfolio's total assets. Each Portfolio may invest in traditional corporate, government debt securities rated within the four highest grades by Standard and Poor's Corporation ("S&P") (at least BBB), Moody's Investors Service, Inc. ("Moody's") (at least Baa) or Fitch Investors Service ("Fitch") (at least Baa), or unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers.

     Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Portfolio and will be limited to 5% of a Portfolio's total assets.

     As an operating policy, which may be changed by the Board, a Portfolio may invest in debt securities rated lower than investment grade. Subject to this limitation, a Portfolio may invest in any debt security, including securities in default. After its purchase, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Portfolio. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Portfolio.

     In addition to traditional corporate, government and supranational debt securities, a Portfolio may invest in external (I.E., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

     U.S. GOVERNMENT SECURITIES. Each Portfolio may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). As a result, that Portfolio generally will have a lower yield than if it purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

     Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Portfolios' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

     STRUCTURED NOTES AND INDEXED SECURITIES. Each Portfolio may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Portfolio invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

     ASSET-BACKED SECURITIES. Each Portfolio may invest up to 5% of its total assets in asset-backed securities, which represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment from loan contracts, leases of various types of real or personal property, and receivables from revolving credit (E.G., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, these securities are subject to the risk of prepayment.

     PRIVATIZATIONS. Each Portfolio may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and these Portfolios may invest in privatizations. The ability of U.S. entities, such as these Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

     SPECIAL SITUATIONS. Each Portfolio may invest in special situations. The Portfolios believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. The Portfolios also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Portfolios to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. The Portfolios do not invest more than 15% of their net assets in illiquid investments, including special situations.

RISK FACTORS/SPECIAL CONSIDERATIONS RELATING TO DEBT SECURITIES

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. The net asset value of a Portfolio will reflect these changes in market value.

     Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities remaining in a Portfolio's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions of the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment tends to increase, shortening the average life of such a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting a Portfolio's yield.

     Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

     Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Portfolio to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Portfolio.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Portfolio to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Portfolio invested in higher-rated debt securities.

     Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Portfolio may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

HEDGING AND RISK MANAGEMENT PRACTICES

     The Portfolios typically will not hedge against the foreign currency exchange risks associated with their investments in foreign securities. Consequently, the Portfolios will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. These Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Portfolios may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Portfolios might not enter into such transactions. Such inopportune timing or utilization of hedging practices could result in substantial losses to the Portfolios.

     The Portfolios also may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Portfolios also may purchase other types of options and futures and may write covered options.

     FORWARD CONTRACTS. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

     A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's portfolio securities denominated in such currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

     In connection with a Portfolio's forward contract transactions, an amount of that Portfolio's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Portfolio always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future regulate them, and the ability of a Portfolio to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Portfolio than if it had not entered into such contracts. A Portfolio generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Portfolios may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. The Portfolios also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

     The Portfolios have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Portfolios will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Portfolio may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Portfolio's net assets (after taking into account unrealized profits and unrealized losses on any such positions), and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

     The Portfolios will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolios or which they expect to purchase. When used, the Portfolios' futures transactions generally will be entered into only for traditional hedging purposes, I.E., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Portfolio against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Portfolios are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While the

Portfolios' futures contracts on securities or currencies will usually be liquidated in this manner, a Portfolio may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     By using futures contracts to hedge their positions, the Portfolios seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Portfolios propose to acquire. For example, when interest rates are rising or securities prices are falling, a Portfolio can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Portfolio can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that the Portfolio has acquired or expects to acquire.

     As part of its hedging strategy, a Portfolio may also enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Portfolio's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Portfolio's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Portfolio's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Portfolio's portfolio securities could be offset substantially by a decline in the value of the futures position.

     The acquisition of put and call options on futures contracts gives a Portfolio the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Portfolio the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

     A Portfolio may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Portfolio's ability to establish and close out positions on such options is dependent upon a liquid market.

     Loss from investing in futures transactions by a Portfolio is potentially unlimited.

     A Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

     OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES. Each Portfolio may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that Portfolio may invest. A Portfolio may also enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

     A Portfolio normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Portfolio, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

     A Portfolio may purchase and sell options traded on U.S. and foreign exchanges. Although a Portfolio will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

     Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of the trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Although the Portfolios do not currently intend to do so, they may, in the future, write (I.E., sell) covered put and call options on securities, securities indices, and currencies in which they may invest. A covered call option involves a Portfolio's giving another party, in return for a premium, the right to buy specified securities owned by that Portfolio at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Portfolio gives up the opportunity, while the option is in effect, to realize a gain from any price increase (above the option exercise price) in the underlying security. In addition, a Portfolio's ability to sell the underlying security is limited while the option is in effect unless that Portfolio effects a closing purchase transaction.

     Each Portfolio may also write covered put options that give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Portfolio will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities whose value is at least the value of the exercise price of the put options. A Portfolio will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Portfolio's total assets (5% for the International Growth Portfolio).

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Portfolios' orders.

     EQUITY-LINKED DERIVATIVES--SPDRS, WEBS, HOLDRS, DIAMONDS AND OPALS. Each Portfolio may invest in S&P's Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Holding Company Depository Receipts ("HOLDRs"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

     SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average, which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries. A HOLDR is a fixed collection of stocks, usually 20, that is used to track some industry sector. For example, HOLDRs exist for biotech, internet, and business-to-business companies. All HOLDR securities trade on the American Stock Exchange; their ticker symbols end in "H".

     OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

     Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS, HOLDRs and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs MidCap SPDRs, WEBS, DIAMONDS, HOLDRs and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, an economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

     LEAPS AND BOUNDS. Subject to the limitation that no more than 25% of its total assets be invested in options (5% for the International Growth Portfolio), each Portfolio may invest in long-term, exchange-traded equity options called Long-term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount.

OTHER INVESTMENT PRACTICES

     REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. A Portfolio's repurchase agreements will generally involve a short-term investment in a U.S. government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Portfolio. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the underlying security.

     Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Portfolios enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

     The Portfolios generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Portfolios regard repurchase agreements with maturities in excess of seven days as illiquid. A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

     For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Portfolio to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by that Portfolio to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Portfolio has not perfected a security interest in the security, that Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Portfolio, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

     Apart from the risk of bankruptcy or insolvency proceedings, a Portfolio also runs the risk that the seller may fail to repurchase the security. However, each Portfolio always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and each Portfolio makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

     The Portfolios may participate in one or more joint accounts with each other and other series of the Trust that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

     REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements. A Portfolio typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage and a Portfolio will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Portfolio also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Portfolio's securities is disadvantageous.

     A Portfolio causes its custodian to segregate liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

     LENDING OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers and other financial organizations in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans may not exceed 30% of the value of the International Growth Portfolio's total assets or 10% of the value of the Emerging Markets Portfolio's total assets. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities or other high-grade liquid debt securities, maintained on a current basis (I.E., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Portfolio or the borrower at any time. Upon such termination, that Portfolio is entitled to obtain the return of the securities loaned within five business days.

     For the duration of the loan, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral, and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities failed financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Portfolio will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by the Manager.

     Such loans of securities are collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

     LEVERAGE. Each Portfolio may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of a Portfolio's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Portfolio to the issuer. While the Portfolios reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Portfolios do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Portfolios cause their custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio will earn no income on these assets.

     The Portfolios may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Portfolio must obtain the security which it has made a commitment to deliver. If the Portfolio does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Portfolio may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Portfolio enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Portfolio will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Portfolio may be required to pay in connection with this type of forward commitment. Whenever a Portfolio engages in this type of transaction, it will segregate assets as discussed above.

     ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, securities subject to restrictions on repatriation for more than seven days, securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested or profit, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Portfolio in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by a Portfolio may include those that are subject to restrictions on transferability contained in the securities laws of other countries.

     Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Also, illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirement of Rule 144A under the 1933 Act (SEE below) and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

     Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Portfolio might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Portfolio's inability to dispose of such securities promptly or at favorable prices.

     The Board has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security,
(ii) the number of dealers that quote prices for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Portfolios' portfolios and reports periodically on such decisions to the Board.

     DEFENSIVE INVESTMENTS AND PORTFOLIO TURNOVER. Notwithstanding its investment objective, each Portfolio may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Portfolio may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Portfolio.

     Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Portfolio's investments whenever it believes doing so will further the Portfolio's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Portfolio, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Portfolio does not regard portfolio turnover as a limiting factor.

     Unless otherwise noted below, the Portfolios have not acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) during the most recent fiscal year.

                   FUND                            REGULAR BROKER OR DEALER               VALUE OF SECURITIES OWNED BY FUND
          (OWNER OF SECURITIES)                     (ISSUER OF SECURITIES)              AS OF FISCAL YEAR ENDED JUNE 30, 2002
   International Growth Portfolio                              None                                     None

   Emerging Markets Portfolio                                  None                                     None



                                  RISK FACTORS

     The following describes certain risks involved with investing in the Portfolios in addition to those described in the Prospectuses or elsewhere in this Statement of Additional Information.

SMALL COMPANIES

     Since the Portfolios may invest in smaller companies, investors should consider carefully the special risks involved. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Also, smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

FOREIGN SECURITIES

     Each Portfolio may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Portfolios may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

     Brokerage commissions, fees for custodial services and other costs relating to investments by these Portfolios in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Portfolio to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Portfolio if the value of the portfolio security declined, or result in claims against the Portfolio if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Portfolios may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

     Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in the currency. Such changes also affect the Portfolio's income and distributions to shareholders. A Portfolio may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Portfolio may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

     Some countries in which these Portfolios may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Portfolio. Many countries in which a Portfolio may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Portfolios. The Portfolios may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

EMERGING MARKET COUNTRIES

     Each Portfolio may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These Portfolios may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. These Portfolios deem securities that are convertible to equity investments to be equity-derivative securities.

     These Portfolios consider a company to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

     Investments in companies and markets of emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict these Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

EXCHANGE RATES AND POLICIES

     The Portfolios endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Portfolio from repatriating invested capital and dividends, withhold portions of interest and dividends at the source or impose other taxes, with respect to that Portfolio's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

     A Portfolio may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

         The Manager considers at least annually, the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of a Portfolio's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

EQUITY SWAPS

     Each Portfolio may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (E.G., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivative, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Portfolio may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Portfolio may suffer a loss if the counterparty defaults.

                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by each Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Portfolio's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Each Portfolio MAY NOT:

     1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of that Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of that Portfolio's total assets, except to the extent other investment restrictions may be applicable.

     2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies,
          (b) through the lending of up to 30% (10% for the Emerging Markets Portfolio) (or such other higher percentage as permitted by law) of its portfolio securities as described above or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

     3.        (a)  Borrow money, except for temporary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% (5% for the Emerging Markets Portfolio) of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purpose of this restriction.

               (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

     4. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the Investment Company Act.)

     5. Buy or sell real estate or commodities or commodity contracts; however, each Portfolio, to the extent not otherwise prohibited in this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options generally as described in this Statement of Additional Information. As an operating policy that may be changed without shareholder approval, the International Growth Portfolio may invest in real estate investment trusts only up to 10% of its total assets.

     6. Buy or sell interests in oil, gas or mineral exploration or development leases and programs. (This does not preclude permissible investments in marketable securities of issuers engaged in such activities.)

     7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed this Statement of Additional Information or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

     8. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current interpretations of the U.S. Securities and Exchange Commission ("SEC")) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days, and over-the-counter options (and securities underlying such options) purchased by that Portfolio. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations.)

     9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act.)

     10. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.) For purposes of this restriction, each Portfolio generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications. 11.Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit each Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

     12. Except as described in this Statement of Additional Information, acquire, dispose of or write put, call, straddle or spread options unless the aggregate premiums paid on, and assets subject to, all such options which are held at any time do not exceed 25% of the Portfolio's total assets (5% for the International Growth Portfolio). (This is an operating policy that may be changed without shareholder approval.)

     13. Except as described in this Statement of Additional Information, engage in short sales of securities. (This is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

     14. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of that Portfolio's net assets. Warrants acquired by that Portfolio in units or attached to securities may be deemed to be without value. (This is an operating policy that may be changed without shareholder approval.)

     15. Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy that may be changed without shareholder approval.)

     16. Invest in commodities, except for futures contracts or options on futures contracts the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     To the extent these restrictions reflect matters of operating policy that may be changed without shareholder vote, these restrictions may be amended upon approval by the Board and notice to shareholders. If there is a change in the investment objective or policies of the Portfolio, a shareholder should consider whether the Portfolio remains an appropriate investment in light of its then-current financial positions and needs.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

     In the future each Portfolio has reserved the right, if approved by its Board of Trustees, to convert to a "master/feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined into a pool, rather than being managed separately. The individual funds are known as "feeder" funds and the pool as the "master" fund. Although combining assets in this manner allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Portfolios. You would receive prior notice before we took any such action. As of the date of this prospectus, we have not proposed instituting alternative structures for any of the Portfolios.

                        DISTRIBUTIONS AND TAX INFORMATION

     DISTRIBUTIONS. The Portfolios receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Portfolios' net investment income, substantially all of which will be declared as dividends to the Portfolios' shareholders.

     The amount of income dividend payments by the Portfolios is dependent upon the amount of net investment income received by the Portfolios from their portfolio holdings, is not guaranteed and is subject to the discretion of the Portfolios' Board. These Portfolios do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

     The Portfolios also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Portfolio may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Portfolio realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Portfolio will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Portfolio's shares may have been held by the shareholders.

     The maximum long-term capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

     Any dividend or distribution per share paid by a Portfolio reduces that Portfolio's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be reinvested in additional shares of the applicable Portfolio unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

     TAX INFORMATION. Each Portfolio has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Portfolio that has filed a tax return has so qualified and elected in prior tax years. Each Portfolio's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Portfolio will not be subject to any federal income tax or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Portfolio.

     In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Portfolio's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Portfolio will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Portfolio is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by a Portfolio will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Portfolio on the reinvestment date. Portfolio distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Portfolios or any securities dealer effecting a redemption of the Portfolios' shares by a shareholder will be required to file information reports with the Internal Revenue Service (the "IRS") with respect to distributions and payments made to the shareholder. In addition, the Portfolios will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Portfolio or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Portfolios intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Portfolio must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     A Portfolio may receive dividend distributions from U.S. corporations. To the extent that a Portfolio receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Portfolio may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of a Portfolio at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Portfolio may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Portfolio, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Portfolio at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Portfolio) to be included in their income tax returns. If 50% or less in value of that Portfolio's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Portfolio will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Portfolio. In this case, these taxes will be taken as a deduction by that Portfolio.

     A Portfolio may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Portfolio may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Portfolios derive from PFIC stock may be subject to a non-deductible federal income tax at the Portfolio level. In some cases, a Portfolio may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Portfolio will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Portfolio may incur the PFIC tax in some instances.

     The Trust and the Portfolios intend to comply with the requirements of
Section 817(h) of the Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act.

     HEDGING. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when a Portfolio purchases an option, the premium paid by that Portfolio is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Portfolio upon the expiration or sale of such options held by that Portfolio generally will be capital gain or loss.

     Any security, option or other position entered into or held by a Portfolio that substantially diminishes that Portfolio's risk of loss from any other position held by that Portfolio may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Portfolio that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Portfolio. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Portfolio's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

     Redemptions and exchanges of shares of a Portfolio will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Portfolio may be disallowed to the extent shares of that Portfolio are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the Prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Portfolios. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Portfolios. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Portfolios.

                              TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for the overall management of the Portfolios, including general supervision and review of their investment activities. The Board consists of a majority of Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act (the "Independent Trustees"). Two affiliated trusts, The Montgomery Funds and The Montgomery Funds III, and an affiliated fund, Montgomery Partners Absolute Return Fund LLC (the "Affiliated Funds"), have the same Board members and officers as the Trusts (with the exception of F. Scott Tuck, who does not serve on the Board of the affiliated fund).

     The officers (the Affiliated Funds have the same officers as the Trust), who administer the Portfolios' daily operations, are appointed by the Board. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:


                                                                                                  NUMBER OF
                                          LENGTH                                                  PORTFOLIOS
                                          OF TIME                                                 IN FUND
                           POSITION      SERVED/                                                 COMPLEX
                           HELD WITH     TERM OF                                                OVERSEEN    OTHER DIRECTORSHIPS HELD
TRUSTEES                   THE TRUSTS    OFFICE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS  BY TRUSTEE  BY TRUSTEE
Andrew Cox                 Disinterested July 9,     Independent investment consultant.            19      The Montgomery Funds:
101 California Street      Trustee       1990 to     President, Denver International School,               The Montgomery Funds III;
San Francisco, CA 94111                  present/    from 1998 to 2000, and Member of the                  Montgomery Partners
Born 1944                                Indefinite  Board from 1997 to 2000. Adjunct                      Absolute Return Fund LLC
                                                     Professor, University of
                                                     Denver, Department of
                                                     Finance, from 1994 to 1998.

John A. Farnsworth         Disinterested July 9,     Managing Partner, Farnsworth Search           19      The Montgomery Funds:
101 California Street      Trustee       1990 to     Group. Managing Director of Korn/Ferry                The Montgomery Funds III;
San Francisco, CA 94111                  present/    International from 1999 to 2002.                      Montgomery Partners
Born 1941                                Indefinite  Principal of Pearson, Caldwell &                      Absolute Return Fund LLC
                                                     Farnsworth, Inc., an executive search
                                                     consulting firm, from 1991 to 1999.

Cecilia H. Herbert         Disinterested November12, Chair of the Investment Committee of          19      The Montgomery Funds:
101 California Street      Trustee       1992 to     Archdiocese of San Francisco Finance                  The Montgomery Funds III;
San Francisco, CA 94111                  present/    Council; Member of the Boards of The                  Montgomery Partners
Born 1949                                Indefinite  Thacher School, Catholic Charities                    Absolute Return Fund LLC
                                                     Catholic Youth Organization of San
                                                     Francisco, and the Women's Board of
                                                     California Pacific Medical Center.

R. Stephen Doyle           Trustee       July 9,     Chairman of the Board of Trustees of          19      The Montgomery Funds:
101 California Street                    1990 to     the Trusts since 1990. Chairman                       The Montgomery Funds III;
San Francisco, CA 94111                  present/    Emeritus of the Manager since 2001.                   Montgomery Partners
Born 1939                                Indefinite  Chairman of the Manager from 1990 to                  Absolute Return Fund LLC;
                                                     2001. Chief Executive Officer of the                  Main Management, LLC
                                                     Manager from 1990 to 1999. Founder of
                                                     the Manager.

F. Scott Tuck              Trustee       January 1,  Chairman and Chief Executive Officer of       18      The Montgomery Funds:
101 California Street                    2002 to     the Manager since 2001.  President and                The Montgomery Funds III;
San Francisco, CA 94111                  present/    Chief Operating Officer of the Manager                Director of the Manager
Born 1957                                Indefinite  from 2000 to 2001.  Chief Marketing
                                                     Officer of the Manager from
                                                     1999 to 2000. Director of
                                                     Institutional Sales and
                                                     Client Service of the
                                                     Manager from 1998 to 1999.
                                                     Managing Director and
                                                     Partner of Chancellor LGT
                                                     Asset Management from 1990
                                                     to 1998.

                                                                                                  NUMBER OF
                         POSITION       LENGTH OF                                               PORTFOLIOS IN FUND   OTHER
                         HELD WITH      TIME                                                    COMPLEX OVERSEEN     DIRECTORSHIPS
AFFILIATED OFFICERS      THE TRUSTS     SERVED      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS   BY OFFICER           HELD BY OFFICER
Elizabeth W. Lawrence    President      August      Senior Vice President of BISYS Fund                 19           None
60 State Street, Suite   and Treasurer  21, 2002    Services since 2001.  Vice President and
1300                                    to present  Senior Manager of PFPC, Inc. Client
Boston, MA 02109                                    Services and Operations from 1999 to
Born 1964                                           2001. Director of Client Services of
                                                    PFPC, Inc. from 1997 to 1999.

Scott M. Zoltowski       Vice           September   Senior Counsel of BISYS Fund Services               19           None
60 State Street, Suite   President      27, 2002    since 2001. Associate at Dechert (law
1300                     and Secretary  to present  firm) from 1999 to 2001. Counsel of ALPS,
Boston, MA 02109                                    Inc. (fund services) from 1998 to 1999.
Born 1969                                           Attorney at Fidelity Investments Legal
                                                    Department from 1997 to 1998.

Mary A. Nelson           Vice           September   Senior Vice President of Treasury                   19           None
60 State Street, Suite   President      19 1997 to  Services at BISYS Fund Services since
1300                     and            present     1995.
Boston, MA 02109         Assistant
Born 1964                Treasurer

Stacey Bufton            Vice           May 31,     Vice President of BISYS Fund Services               19           None
60 State Street, Suite   President      2001 to     since June 1999. Manager at First Data
1300                     and            present     Investor Services Group from 1997 to 1999.
Boston, MA 02109         Assistant
Born 1969                Treasurer


     BOARD COMMITTEES. The Board of Trustees has two standing committees: the Audit Committee and the Pricing Committee, as described below.

     The Audit Committee is comprised of Cecilia Herbert (Chairperson), Andrew Cox, and John Farnsworth. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trusts. The Audit Committee held two regular meetings during the Trusts' most recent fiscal year.

     The Pricing Committee is comprised of Andrew Cox and several representatives from the Manager. The Pricing Committee is responsible for (1) monitoring the valuation of each Portfolio's securities and other investments; and (2) as required by each series of the Trusts' pricing policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Pricing Committee meets as necessary when a Portfolio's price is not readily available. The Pricing Committee has held several meetings throughout the Trusts' last fiscal year. The Pricing Committee reports to the Board no less frequently than at the regular quarterly meetings of the Board.

     COMPENSATION. The officers and the Trustees of the Trust who are compensated employees of the Manager, receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers, compensated employees, or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Portfolios and Funds Distributor, Inc. will receive commissions for executing portfolio transactions for the Portfolios. The Trustees who are not compensated employees of the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 2002, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 2002 by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.

                                                              FISCAL YEAR
                                                         ENDED JUNE 30, 2002***

  NAME OF TRUSTEE                                          PENSION OR RETIREMENT
                                        AGGREGATE              BENEFITS ACCRUED    TOTAL COMPENSATION FROM
                                    COMPENSATION FROM             AS PART OF         THE TRUSTS AND FUND
                                 THE MONTGOMERY FUNDS II        FUND EXPENSES*            COMPLEX**
  R. STEPHEN DOYLE                       $ 8,080                      --                   $32,500
  F. SCOTT TUCK                           None                        --                     None
  ANDREW COX                             $17,500                      --                   $67,500
  JOHN A. FARNSWORTH                     $17,500                      --                   $67,500
  CECILIA H. HERBERT                     $17,500                      --                   $67,500

* The Trusts do not maintain pension or retirement plans.
** The Fund Complex includes two additional trusts and an affiliated fund. The Trustees received a one-time fee of $2,500 for the organizational meeting of the affiliated fund.
*** Compensation figures include cash and may include amounts deferred at the election of the Trustees. As of the fiscal year ended June 30, 2002, certain of the Trustees elected to defer a portion of their compensation as follows: John A. Farnsworth, $130,000; R. Stephen Doyle, $10,833; Cecilia H. Herbert, $32,500. The Trustees' deferred compensation arrangements are discussed in more detail below.

     DEFERRED COMPENSATION AGREEMENTS. The Trustees who are not compensated employees of the Manager (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various Montgomery Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in a single sum in cash, or in annual installments beginning on the date selected under the Compensation Agreements. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed in cash to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of general unsecured creditors of the Trusts and of each of the Montgomery Funds from which they are deferring compensation.

     TRUSTEE OWNERSHIP OF EQUITY SECURITIES. The tables below show the dollar range of shares of each Portfolio as well as the dollar range of shares of all Funds in the entire Fund Complex beneficially owned by each Trustee as of the most recently completed calendar year:

                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE RESPECTIVE PORTFOLIO AS
                                                                OF
         NAME OF TRUSTEE                         CALENDAR YEAR ENDED DECEMBER 31, 2001

                                 INTERNATIONAL GROWTH PORTFOLIO            EMERGING MARKETS PORTFOLIO
  R. STEPHEN DOYLE                             $0                                      $0
  F. SCOTT TUCK                                $0                                      $0
  JOHN A. FARNSWORTH                           $0                                      $0
  ANDREW COX                                   $0                                      $0
  CECILIA H. HERBERT                           $0                                      $0

                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUSTS AND FUND COMPLEX*
         NAME OF TRUSTEE                          OVERSEEN BY THE TRUSTEES AS OF CALENDAR YEAR ENDED DECEMBER 31, 2001
  R. STEPHEN DOYLE                                                       Over $100,000
  F. SCOTT TUCK                                                          Over $100,000
  JOHN A. FARNSWORTH                                                     Over $100,000
  ANDREW COX                                                             Over $100,000
  CECILIA H. HERBERT                                                   $10,000 - $50,000

* The Fund Complex includes two additional trusts and an affiliated fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     INVESTMENT MANAGEMENT SERVICES. As stated in the Prospectuses, investment management services are provided to the Portfolios by Montgomery Asset Management, LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997, as amended and restated on August 30, 2002 (the "Management Agreement").

     The Trustees considered the renewal of the Management Agreement at a series of Board meetings in May and July, 2002. In determining whether to renew the Management Agreement, the Board of Trustees requested information which was then provided by the Manager in accordance with Section 15(c) of the Investment Company Act.

     The Trustees considered a number of factors in reviewing and recommending renewal of the existing Management Agreement, including the nature and quality of the services provided to the Portfolios by the Manager, the fees and expenses borne by the Portfolios, the Manager's soft dollar practices, and the profitability of the relationship for the Manager. In reviewing the quality of services provided to the Portfolios, the Trustees considered comparative performance information for the Portfolios. In connection with their review of the fees paid to the Manager, the Trustees reviewed information comparing the Portfolios' management fee rates and overall expense ratios with those of comparable funds. The Trustees also considered the Portfolios' respective expense limitations, fee waivers, performance benchmarks, fees and overall expenses. In particular, the Trustees considered the specific relative performance and expenses of the Portfolios, especially those with smaller relative asset bases.

     The Trustees reviewed the financial condition and profitability of the Manager and Commerzbank AG (the parent company of the Manager) and inquired into the Manager's efforts to reduce expenses and increase efficiency. The Trustees also reviewed the quality and depth of the Manager's organization in general and of the investment professionals providing services to the Portfolios.

     In addition, the Trustees considered other services provided to the Portfolios by the Manager, such as administrative services, shareholder services, assistance in meeting legal and regulatory requirements, and other services necessary for the Portfolios' operation. The Trustees considered the fees paid to the Manager for investment management services, as well as compensation paid to the Manager for other non-advisory services provided to the Portfolios. The Trustees also considered the Portfolios' brokerage, related commissions, and the use of soft dollars by the Manager. The Trustees noted that they had also reviewed those topics on an quarterly basis through quarterly reports provided by the Manager.

     Based on their review, the Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), concluded that the advisory fees and other expenses of the Portfolios are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received and continue to receive reasonable value in return for paying such fees and expenses. The Trustees therefore concluded that continuing the advisory arrangement with the Manager was in the best interests of the Portfolios and their shareholders.

     The Management Agreement with respect to each Portfolio is in effect for two years after the Portfolio's inclusion in the Trust's Management Agreement (on or around its beginning of public operations) and then continues for each Portfolio for periods not exceeding one year so long as such continuation is approved at least annually by (1) a majority vote of the Board or the vote of a majority of the outstanding shares of that Portfolio, and (2) a majority of the Independent Trustees, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without penalty, by a Portfolio or the Manager upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

     For services performed under the Management Agreement, each Portfolio pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Portfolio at the following annual rates:

PORTFOLIO                                         AVERAGE DAILY NET ASSETS                   ANNUAL RATE
International Growth Portfolio                        First $500 million                       0.75%
                                                      Over $500 million                        0.65%

Emerging Markets Portfolio                            First $50 million                        1.25%
                                                      Next $50 million                         1.00%
                                                      Over $100 million                        0.90%


     As noted in the Prospectus, the Manager has agreed in an Operating Expenses Agreement with the Trust to reduce some or all of its management fee (and to reimburse other Portfolio expenses) if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of each Fund's average net assets (excluding certain expenses discussed below):

PORTFOLIO                                   TOTAL EXPENSE LIMITATION
                                                  (ANNUAL RATE)
International Growth Portfolio                        0.90%
Emerging Markets Portfolio                            1.25%

     The Operating Expenses Agreement has a one year term. The Manager also may voluntarily reduce additional amounts to increase the return to a Portfolio's investors. Any reductions made by the Manager in its fees or operating expenses paid by the Manager (collectively, "subsidies") are subject to reimbursement by that Portfolio within the following three fiscal years provided the Portfolio is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager may not request or receive reimbursement for the subsidies before payment of the Portfolios' operating expenses for the current fiscal year.

     Operating expenses for purposes of the Operating Expenses Agreement include the Manager's management fee but do not include any taxes, interest, front-end or contingent deferred loads, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

     The Operating Expenses Agreement was approved with respect to each Portfolio by the Board at a duly called meeting. In considering the Operating Expense Agreement, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any subsidies within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Portfolio's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Portfolio and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable; but the full amount of the potential liability will appear in a footnote to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Portfolio for that current period.

     As compensation for its investment management services, each of the following Portfolios paid the Manager investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Management Agreement may have instead been waived by the Manager, but may be subject to reimbursement by the respective Portfolios as discussed previously.



PORTFOLIO                                                               FOR THE PERIOD ENDED JUNE 30,
                                                                2002                 2001                2000
International Growth Portfolio*                          $   784,239          $    1,968,074      $   1,936,239

Emerging Markets Portfolio*                              $   496,563          $    2,913,481      $   2,646,222


* The International Growth Portfolio commenced operations on June 30, 1998, and the Emerging Markets Portfolio commenced operations on December 17, 1993.


     The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the Trustees and Officers table above, which indicates Trustees and Officers who are affiliated persons of the Trust and who are also affiliated persons of the Manager.

     The Trust and the Manager have adopted a Code of Ethics pursuant to Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics permits personnel subject to the Code of Ethics to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale: (i) are being considered for purchase or sale by a client account of the Manager in the next seven (7) business days; (ii) are being purchased or sold by a client account of the Manager; or (iii) were purchased or sold by a client account of the Manager within the most recent seven (7) business days. These restrictions are not required to be met where the trade in question meets certain DE MINIMIS requirements and is not being purchased or sold by a client account of the Manager.

     The use of the name "Montgomery" by the Trust and by the Portfolios is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Portfolios.

     THE DISTRIBUTOR. Funds Distributor, Inc. (the "Distributor") may provide certain administrative services to the Portfolios on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Portfolios, including issuers of securities in which the Portfolios may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Portfolios, and may restrict the ability of the Distributor to provide services to the Portfolios.

     REFERRAL ARRANGEMENTS. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. No Portfolio will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The Distributor also may reimburse certain solicitation expenses.

     THE CUSTODIAN. JPMorgan Chase Bank (the "Custodian") serves as principal custodian of the Portfolios' assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Portfolios to the extent permitted by Rule 17f-5. The Custodian has entered (or will enter) into agreements with foreign sub-custodians to the extent necessary to perform their services and in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

     ADMINISTRATIVE AND OTHER SERVICES. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Portfolios pursuant to an Administrative Services Agreement between the Trust and MAM (the "ADMINISTRATIVE SERVICES AGREEMENT"). In approving the Administrative Services Agreement, the Board of the Trust, including a majority of the Independent Trustees, recognizes that the Administrative Services Agreement involves an affiliate of the Trust; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Administrative Services Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trust and the supervision of the Board of the Trust, the Administrator performs the following types of services for the Portfolios: (i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Boards; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and (viii) manage legal services. For its services performed under the Administrative Services Agreement, each Portfolio, pays the Administrator an administrative fee based upon a percentage of the average daily net assets of each Portfolio. The administrative fee per Portfolio varies from an annual rate of 0.07% to 0.04% depending on the Portfolio and its level of assets.

     J.P. Morgan Investor Services Co. ("JPMIS") (formerly known as Chase Global Funds Services Company), 73 Tremont Street, Boston, Massachusetts 02108, serves as the sub-administrator to the Portfolios pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between JPMIS and MAM. Subject to the control, direction and supervision of MAM and the Trust, JPMIS assists MAM in providing administrative services to the Portfolios. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays JPMIS an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trust, The Montgomery Funds and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month JPMIS assists MAM in providing administrative services to the Portfolios. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to JPMIS is paid from the administrative fees paid to MAM by the Portfolios. JPMIS succeeded First Data Corporation as sub-administrator.

     JPMIS also serves as Fund Accountant to the Trust pursuant to Mutual Funds Service Agreements ("Fund Accounting Agreement") entered into between the Trust and JPMIS on May 3, 1999. By entering into the Fund Accounting Agreement, JPMIS also succeeds First Data Corporation as Fund Accountant to the Trust. As Fund Accountant, JPMIS provides the Trust with various services, including, but are not limited to: (i) maintaining the books and records for the Portfolios' assets, (ii) calculating net asset values of the Portfolios, (iii) accounting for dividends and distributions made by the Portfolios, and (iv) assisting the Portfolios' independent auditors with respect to the annual audit. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.

     The table below provides information on the administrative and accounting fees paid over the past three fiscal years (or shorter period of operations).

                                             ADMINISTRATIVE FEES PAID               FUND ACCOUNTING FEES PAID
                                             FOR YEAR ENDED JUNE 30,                FOR PERIOD ENDED JUNE 30,
PORTFOLIO                                 2002         2001         2000        2002         2001          2000
International Growth Portfolio*            $7,247    $106,085     $118,963     $6,519     $98,266      $115,620
Emerging Markets Portfolio*               $32,853     $53,879      $54,009    $28,680     $48,218       $69,418

* International Growth Portfolio commenced operations on June 30, 1998, and the Emerging Markets Portfolio commenced operations on December 17, 1993.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     In all purchases and sales of securities for the Portfolios, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Management Agreement, the Manager determines which securities are to be purchased and sold by the Portfolios and which broker-dealers are eligible to execute the Portfolios' portfolio transactions, subject to the instructions of, and review by, that Portfolio and its Board. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Portfolio, a better price and execution can otherwise be obtained by using a broker for the transaction.

     The Portfolios contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Portfolio may contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Portfolio purchasing ADRs and EDRs may purchase those listed on stock exchanges or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Portfolio may invest may be traded in the over-the-counter markets.

     Purchases of portfolio securities for the Portfolios also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolios will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Portfolios, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

     Provided the Trust's officers are satisfied that the Portfolios are receiving the most favorable price and execution available, the Manager may also consider the sale of the Portfolios' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Portfolios is subject to rules adopted by NASD Regulation, Inc.

     While the Portfolios' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research, and statistical services to the Portfolios or to the Manager, even if the specific services were not imputed just to the Portfolios and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Management Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Manager, acting on behalf of a Portfolio, may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Portfolio and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Portfolio or assist the Manager in carrying out its responsibilities to that Portfolio. These brokerage, research and statistical services may include research/analysis reports, on-line quotation and news services, industry publications, portfolio management software, access to market information (E.G., last sales, bid-asked, and order) on various equity and options exchanges, and investment workshops. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Portfolios. The Board reviews all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Portfolios.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commissions.

     Investment decisions for a Portfolio are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Portfolios and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Portfolios and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

     To the extent any of the Manager's client accounts and a Portfolio seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Portfolio may not be able to acquire as large a portion of such security as it desires or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Portfolio is purchasing or selling, each day's transactions in such security generally will be allocated between that Portfolio and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold, and other factors deemed relevant by the Manager. In many cases, a Portfolio's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Portfolio is concerned. In other cases, however, it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for that Portfolio.

     The Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

     For each Portfolio, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

     At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

     For the year ended June 30, 2002, the Portfolios' total securities transactions generated commissions of $2,348,961. For the year ended June 30, 2001, the Portfolios' total securities transactions generated commissions of $2,855,118. For the year ended June 30, 2000, the Portfolios total securities transactions generated commissions of $4,427,501. For the three fiscal years ended June 30, 2002, the Portfolios' securities transactions generated commissions of:

                                                                      FISCAL YEAR ENDED JUNE 30,

                                                            2002                 2001                 2000
PORTFOLIO
International Growth Portfolio*                      $     1,682,827      $     1,841,417      $   3,204,121
Emerging Markets Portfolio*                          $       666,134      $     1,013,701      $   1,223,380


* The International Growth Portfolio commenced operations on June 30, 1998, and the Emerging Markets Portfolio commenced operations on December 17, 1993.

     The Portfolios do not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Portfolios. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Portfolios for their customers.

     Depending on the Manager's view of market conditions, a Portfolio may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Portfolios may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Portfolios' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Portfolio.

     When in the judgment of the Manager it is in the best interests of a Portfolio, an investor may purchase shares of that Portfolio by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable (E.G., the Portfolio will not acquire restricted securities), their acquisition is consistent with that Portfolio's investment objective and policies, and the tendered securities are otherwise acceptable to that Portfolio's Manager. Such securities are acquired by that Portfolio only for the purpose of investment and not for resale. For the purposes of sales of shares of that Portfolio for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Portfolio are valued for the purpose of calculating the net asset value of that Portfolio's shares. A shareholder who purchases shares of a Portfolio by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Portfolio and the purchase price of the Portfolio's shares acquired by the shareholder.

     Payments to shareholders for shares of a Portfolio redeemed directly from that Portfolio will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that a Portfolio may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Portfolio pursuant to Section 22(e) of the Investment Company
Act) making disposal of portfolio securities or valuation of net assets of a Portfolio not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Portfolio's shareholders.

     The Portfolios intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Portfolios may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Portfolios do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Portfolios pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Portfolio's portfolio securities at the time of redemption or repurchase.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of a Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Portfolio outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     As noted in the Prospectuses, the net asset value of shares of the Portfolios generally will be determined at least once daily as of 4:00 P.M., Eastern time, (or earlier when trading closes earlier) on each day the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays also include Columbus Day and Veterans Day. The Portfolios may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value.

     Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Portfolios' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Portfolio calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Portfolio's net asset value unless the

Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

     Generally, the Portfolios' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

     The Portfolios' securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Portfolio if acquired within 60 days of maturity or, if already held by a Portfolio on the 60th day, based on the value determined on the 61st day.

     Corporate debt securities, mortgage-related securities and asset-backed securities held by the Portfolios are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield-to-maturity information.

     An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.

     If any securities held by a Portfolio are restricted as to resale or do not have readily available market quotations, the Manager and the Trust's Pricing Committee determine their fair value, following procedures approved by the Board. The Board periodically reviews such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

     All other assets of the Portfolios are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                              PRINCIPAL UNDERWRITER

     The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Portfolio and the Distributor is in effect for each Portfolio for the same periods as the Management Agreement, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) a majority vote of the Board of Trustees or the vote of a majority of the outstanding securities of that Portfolio (as defined in the Investment Company Act), and (ii) a majority of the Independent Trustees, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Portfolio may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Portfolios' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Portfolios during each of the Portfolios' last three fiscal years.

     The Distributor has adopted a Code of Ethics pursuant to Section 17(j) of the Investment Company Act, as amended, and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. The Code of Ethics sets forth the basic policies of ethical conduct for all Covered Persons of Funds Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services. Currently, the Code of Ethics permits Covered Persons, subject to the Code, to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale are being purchased or sold by a Portfolio, subject to certain restrictions and reporting procedures.

                             PERFORMANCE INFORMATION

     As noted in the Prospectuses, the Portfolios may, from time to time and in accordance with applicable law, quote various performance figures in advertisements and other communications to illustrate their past performance.

     AVERAGE ANNUAL TOTAL RETURN. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Portfolio will be accompanied by information on that Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from that Portfolio's inception of operations. The Portfolios may also advertise aggregate and average total return information over different periods of time. A Portfolio's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                              n
                                      P(1 + T) = ERV

   Where:            P        =       a hypothetical initial payment of $1,000.

                     T        =       average annual total return.

                     n        =       number of years.

                     ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

     AGGREGATE TOTAL RETURN. A Portfolio's "aggregate total return" figures represent the cumulative change in the value of an investment in that Portfolio for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

  Where:            P        =       a hypothetical initial payment of $1,000.

                    ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

     Each Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

Investors comparing that Portfolio's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

     The average annual total returns* for each Portfolio for the periods indicated were as follows:


                                                                                                                    INCEPTION*
                                                      YEAR ENDED                    5-YEARS ENDED                   THROUGH
PORTFOLIO                                            JUNE 30, 2002                  JUNE 30, 2002                 JUNE 30, 2002
International Growth Portfolio*                         -17.24%                          N/A                          -9.80%

Emerging Markets Portfolio*                             -1.56%                         -9.57%                         -3.84%


*    The dates of inception (I.E., start of operations) for the Portfolios are:
     International Growth Portfolio, June 30, 1998; and Emerging Markets Portfolio, December 17, 1993.

     AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula as required by the SEC:

                                         n
                                   P(1+T) = ATV
                                               D
Where:

                  T        =       average annual total return (after taxes on
                                   distributions)

                  ATV      =       ending value of a hypothetical
                     D             $1,000 payment made at the beginning
                                   of the 1-, 5- or 10- year (or other)
                                   periods at the end of the applicable
                                   period (or a fractional portion
                                   thereof), after taxes on Portfolio
                                   distributions but not after taxes on
                                   sales of Portfolio shares.

                  P        =       a hypothetical initial payment of $1,000

                  n        =       period covered by the computation, expressed
                                   in years.

     The average annual total returns (after taxes on distributions) for each Portfolio for the periods indicated were as follows:


                                                                                                                    INCEPTION*
                                                       YEAR ENDED                    5-YEARS ENDED                  THROUGH
PORTFOLIO                                            JUNE 30, 2002                  JUNE 30, 2002                 JUNE 30, 2002
International Growth Portfolio*                         -17.24%                          N/A                         -10.58%

Emerging Markets Portfolio*                             -1.91%                          -9.71                         -3.96%


*    The dates of inception (I.E., start of operations) for the Portfolios are:
     International Growth Portfolio, June 30, 1998; and Emerging Markets Portfolio, December 17, 1993.

     AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES). The average annual total return (after taxes on distributions and sale of Portfolio shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula as required by the SEC:
                                           n
                                     P(1+T) = ATV
                                                 DR
  Where:

                    T        =       average  annual  total  return  (after
                                     taxes  on  distributions  and  sale  of
                                     Portfolio shares)

                    ATV      =       ending value of a hypothetical
                       DR            $1,000 payment made at the beginning
                                     of the 1-, 5- or 10- year (or other)
                                     periods at the end of the applicable
                                     period (or a fractional portion
                                     thereof), after taxes on Portfolio
                                     distributions and sale of Portfolio
                                     shares.

                    P        =       a hypothetical initial payment of $1,000

                    n        =       period covered by the computation,
                                     expressed in years.

     The average annual total returns (after taxes on distributions and sale of Portfolio shares) for each Portfolio for the periods indicated were as follows:


                                                                                                                    INCEPTION*
                                                      YEAR ENDED                    5-YEARS ENDED                   THROUGH
PORTFOLIO                                            JUNE 30, 2002                  JUNE 30, 2002                 JUNE 30, 2002
International Growth Portfolio*                         -10.58%                          N/A                          -7.76%

Emerging Markets Portfolio*                             -0.92%                         -7.34%                         -2.99%


*    The dates of inception (I.E., start of operations) for the Portfolios are:
     International Growth Portfolio, June 30, 1998; and Emerging Markets Portfolio, December 17, 1993.

     COMPARISONS. To help investors better evaluate how an investment in the Portfolios might satisfy their investment objectives, advertisements and other materials regarding the Portfolios may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to the following may be used in a discussion of a Portfolio's performance or the investment opportunities it may offer:

          a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

          b) Lipper Mutual Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          c) Other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index -- a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000, and IFC Emerging Markets Database.

     In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the WALL STREET JOURNAL or BUSINESS WEEK or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Portfolios.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Portfolios' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Portfolios to calculate their figures.

     The Portfolios may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc., VARDS, and Morningstar, Inc.

     The Portfolios may choose to publish hypothetical results from model portfolios, as well as make other relevant comparisons of the Portfolios' performance to separate account performance or composites. Investors should bear in mind that these models and comparisons are not substitutes for the performance of the Portfolios.

     Investors should note that the investment results of the Portfolios will fluctuate over time, and any presentation of a Portfolios' total return for any period should not be considered as a representation of what an investment may earn or what a investor's total return may be in any future period.

     REASONS TO INVEST IN THE PORTFOLIOS. From time to time the Portfolios may publish or distribute information and reasons supporting the Manager's belief that a particular Portfolio may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope, and Reuters as well as both local and international brokerage firms. For example, the Portfolios may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports, and/or economic growth. The Portfolios may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies.

     RESEARCH. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style.

     The portfolio managers for the Portfolios work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

     Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that may be used for the Portfolios.

     In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

     From time to time, advertising and sales materials for The Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

     Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of September 30, 2002, approximately $5.7 billion, including approximately $1.6 billion for investors in The Montgomery Funds) and total shareholders invested in the Funds (as of September 30, 2002, approximately 150,000).

                               GENERAL INFORMATION

     Investors in the Portfolios will be informed of the Portfolios' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of the Trust have been assumed by a series of the Trust not part of this Statement of Additional Information. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting Trust as separate series of the Trust have been assumed by each respective Portfolio. The expenses incurred in connection with the establishment and registration of shares of the Portfolios as separate series of the Trust have been assumed by the respective Portfolios and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Portfolios and will be reimbursed for such expenses after commencement of those Portfolios' operations. Investors purchasing shares of a Portfolio bear such expenses only as they are amortized daily against that Portfolios' investment income.

     As noted above J.P. Morgan Chase Bank acts as custodian of the securities and other assets of the Portfolios. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Portfolios.



     Montgomery Asset Management, LLC is based at 101 California Street, San Francisco, California 94111.

     DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Portfolios' Master Transfer Agent and Paying Agent.

     PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the independent accountant for the Portfolios.

     The validity of shares offered hereby have been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.

     Among the Board's powers enumerated in the Agreement and Declaration of Trust is the authority to terminate the Trust or any series of the Trust or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.

     Section 15(a) of the Investment Company Act and Rule 18f-2 thereunder require that the shareholders of the Portfolio approve, if applicable, a Portfolio's subadvisory agreement(s) and any amendments thereto. On April 23, 2002, the Trust and the Manager filed an application with the SEC for an order (the "SEC Order") exempting the Portfolio from these provisions. The SEC Order, if granted, would permit the Manager to hire new subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. The order also would permit the Manager to change the terms of agreements with a subadviser or to continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services. Under the order, shareholders would be required to be notified of any subadviser changes. Shareholders would also have the right to terminate arrangements with a subadviser by the vote of a majority of the outstanding shares of a Portfolio.

     The Manager intends to apply for a separate exemptive order from the SEC which would permit a Portfolio, subject to certain conditions, to invest without limit in other Portfolios or other series in the same fund complex and to invest a portion of a Portfolio's assets in securities other than government securities, such as S&P 500 Index Futures.

     As of October 1, 2002 to the knowledge of the Portfolios, the following shareholders owned of record 5% or more of the outstanding shares of the respective Portfolios indicated:

NAME OF PORTFOLIO/NAME AND ADDRESS OF RECORD OWNER                  NUMBER OF SHARES OWNED      PERCENT OF SHARES

INSTITUTIONAL INTERNATIONAL GROWTH PORTFOLIO
Virginia S. Eckert Tr.                                                       8,921,500.395            41.85%
FBO Municipal Police Empl. Retirement System
8401 United Plaza Blvd., Suite 270
Baton Rouge, LA 70809-7017
Marin County Employees                                                      11,983,898.422            56.22%
Retirement Association
2501 Civic Center Dr., Room 408
San Rafael, CA 94902

INSTITUTIONAL EMERGING MARKETS PORTFOLIO

Northern Trust Co. Cust.                                                       599,326.483            29.49%
FBO Firemans Annuity & Benefit
Fund of Chicago
P.O. Box 92956
Chicago, IL 60675-2956
Middlesex County Retirement System                                             412,175.260            20.28%
Attn. Nancy B. Oneil
40 Thorndike Street,
New Superior Courthouse, 3rd Level
Cambridge, MA 02141-1755
Asea Brown Boveri Master Trust                                                 392,352.063            19.31%
c/o Eric W. Wood
P.O. Box 120071
Stamford, CT 06912-0071
Alstom Power, Inc.                                                             184,636.265             9.09%
Alstom Master Trust
Member-Pension Fund Investment Committee
2000 Day Hill Road
Windsor, CT 06095-1580
The McConnell Foundation                                                       153,817.392             7.57%
Attn. Lee Salter
P.O. Box 492050
Redding, CA 96049-2050
Haverhill Retirement Board                                                     180,684.195             8.89%
Attn: Kathleen Gallant
4 Summer Street, Room 303
Haverhill, Massachusetts 01830-5843

     As of October 1, 2002 the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Portfolio.

     The Trust is registered with the SEC as a non-diversified management investment company, although each Portfolio is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Portfolios. The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS

     The audited financial statements for the relevant periods ending June 30, 2002 for the International Growth Portfolio and the Emerging Markets Portfolio, as contained in the respective Annual Reports to Shareholders of those Portfolios (the "Report"), are incorporated herein by reference to the Report.

                                    APPENDIX

     Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), and Fitch Ratings ("Fitch").

STANDARD & POOR'S RATING GROUP

BOND RATINGS

          AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

          A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

          BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

          CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

          CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

          C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

          D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

          A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

          A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

          C This designation is assigned to short-term obligations with doubtful capacity for payment.

          D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S

BOND RATINGS

          Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

          Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

          B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH

BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

          B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C Bonds rated C are in imminent default in payment of interest or principal.

          DDD, DD AND D    Bonds rated DDD, DD and D are in actual default of
               interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

          F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          D Default. Issues assigned this rating are in actual or imminent payment default.

                                     PART C

                                OTHER INFORMATION

                             THE MONTGOMERY FUNDS II

                                    FORM N-1A

                                     PART C


Item 23. Exhibits

          (a) Amended and Restated Agreement and Declaration of Trust as incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 37").

          (b) Amended and Restated By-Laws is incorporated by reference to Post-Effective Amendment No. 37.

          (c)  Instruments Defining Rights of Security Holder - Not applicable.

          (d)  Investment Advisory Contracts

               (1)  Amended Investment Management Agreement - Filed herewith.

          (e) Form of Underwriting Agreement i incorporated by reference to Post-Effective Amendment No. 22.

          (f)  Bonus or Profit Sharing Contracts - Not applicable.

          (g) Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No. 37.

          (h)  Other Material Contracts:

               (1) Form of Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 55 as filed with the Commission on August 31, 2001 ("Post-Effective Amendment No. 55").

               (2) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 55.

          (i)  Opinion of Counsel as to legality of shares - Filed herewith.

          (j) Other Opinions: Consent of Independent Accountants - Filed herewith.

          (k)  Omitted Financial Statements - Not applicable.

          (l) Initial Capital Agreements: Letter of Understanding re: Initial Shares is incorporated by reference to Post-Effective Amendment No. 37.

          (m) Rule 12b-1 Plan: Form of Share Marketing Plan (Rule 12b-1Plan) is incorporated by reference to Post-Effective Amendment No. 55.

          (n)  Financial Data Schedule - Not applicable.

          (o) 18f-3 Plan - Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 55.

          (p) Code of Ethics of investment adviser is incorporated by reference to Post-Effective Amendment No. 55.

          (99) Powers of Attorney - Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund

     Montgomery Asset Management, LLC, a Delaware limited liability company, is the manager of each series of the Registrant, of The Montgomery Funds II, a Delaware statutory trust, of The Montgomery Funds III, a Delaware statutory trust, and of Montgomery Partners Absolute Return Fund LLC, a Delaware limited liability company. Montgomery Asset Management, LLC is a subsidiary of Commerzbank AG based in Frankfurt, Germany. The Registrant, The Montgomery Funds, The Montgomery Funds III and Montgomery Partners Absolute Return Fund LLC are deemed to be under the common control of each of those two entities.

Item 25. Indemnification

     Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

     Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

     Effective July 31, 1997, Montgomery Asset Management, L.P. completed the sale of substantially all of its assets to the current investment manager, Montgomery Asset Management, LLC ("MAM, LLC"), a subsidiary of Commerzbank AG. Information about the officers and directors of MAM, LLC is provided below. The address for the following persons is 101 California Street, San Francisco, California 94111.

F. Scott Tuck                   Chairman and Chief Executive Officer of MAM, LLC
Mark B. Geist                   Vice Chairman Emeritus of MAM, LLC

William Stevens                  President of MAM, LLC
James E. Klescewski              Vice President and Treasurer of MAM, LLC
Dana E. Schmidt                  Vice President and Secretary of MAM, LLC

     The following directors of MAM, LLC also are officers of Commerzbank AG. The address for the following persons is Kaiserplatz, 60261 Frankfurt am Main, Germany.

Klaus Patig                      Director of MAM, LLC
Dr. Friedrich Schmitz            Director of MAM, LLC

Item 27. Principal Underwriter

          (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

               GMO  Trust
               LaSalle Partners Funds, Inc.
               Merrimac Series
               The  Montgomery Funds
               The  Montgomery Funds II
               The  Munder Framlington Funds Trust
               The  Munder Funds Trust
               The  Munder Funds, Inc.
               The  Saratoga Advantage Trust
               Skyline Funds
               TD   Waterhouse Family of Funds, Inc.
               TD   Waterhouse Trust

     The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor, Inc. is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly owned subsidiary of The BISYS Group, Inc.


     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

          Lynn J. Mangum          Director
          William J. Tomko        President
          Kevin J. Dell           Secretary
          Edward S. Forman        Assistant Secretary
          Dennis R. Sheehan       Director/Treasurer
          Donald W. Blodgett, Jr. Financial Operations Officer
          Charles L. Booth        Vice President/Assistant Compliance Officer
          Richard F. Froio        Vice President/Chief Compliance Officer/
                                  Executive Representative Supervising Principal


     (c)  Not Applicable.

Item 28. Location of Accounts and Records.

     The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.


Item 29. Management Services.

     There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

          (a)  Not applicable.

          (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to shareholders, upon request and without charge.

          (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(B) under the 1933 Act, and that the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the State of Massachusetts, on this 31st day of October, 2002.

                                          THE MONTGOMERY FUNDS II

                                          By:      /s/ Elizabeth W. Lawrence *
                                                   ---------------------------
                                                       Elizabeth W. Lawrence
                                             President and Principal Executive
                                             Officer, Treasurer and Principal
                                             Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Elizabeth W. Lawrence *        President and                      October 31, 2002
----------------------------       Principal Executive Officer,
Elizabeth W. Lawrence              Treasurer and Principal
                                   Financial and Accounting
                                   Officer



/s/ R. Stephen Doyle       *       Chairman of the                    October 31, 2002
----------------------------       Board of Trustees
R. Stephen Doyle


/s/ F. Scott Tuck          *       Trustee                            October 31, 2002
----------------------------
F. Scott Tuck


/s/ Andrew Cox             *       Trustee                            October 31, 2002
----------------------------
Andrew Cox


/s/ Cecilia H. Herbert     *       Trustee                            October 31, 2002
----------------------------
Cecilia H. Herbert


/s/ John A. Farnsworth     *       Trustee                            October 31, 2002
----------------------------
John A. Farnsworth




* By:    /s/ Karl O. Hartmann
         ----------------------------------------
         Karl O. Hartmann, Attorney-in-Fact
         pursuant to Power of Attorney filed with this Post-Effective Amendment No. 61